                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                            Iroquois Bancorp, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.

[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:
                   Common Stock and options to purchase Common Stock
     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
                   2,306,880 shares plus 208,200 options
     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                   $33.25 per share
     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
                   $76,703,760
     -------------------------------------------------------------------------
     (5) Total fee paid:
                   $15,340.75
     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------
     (3) Filing Party:

     -------------------------------------------------------------------------
     (4) Date Filed:

     -------------------------------------------------------------------------

                            IROQUOIS BANCORP, INC.
                               115 Genesee Street
                             Auburn, New York 13021
                                 (315) 252-9521

_______________, 2000

Dear Shareholder:

     You are cordially invited to attend a special meeting of shareholders of Iroquois Bancorp, Inc., to be held at 11:00 a.m., local time, on ___________, 2000, at the Holiday Inn, 75 North Street, Auburn, New York.

     At the special meeting, you will be asked to consider and vote upon a proposal to adopt the Agreement and Plan of Merger dated as of March 26, 2000, by and among First Niagara Financial Group, Inc. (formerly known as Niagara Bancorp), First Niagara Merger Corp, a wholly-owned subsidiary of First Niagara Financial, and Iroquois Bancorp. If the Agreement and Plan of Merger is approved, First Niagara Financial will acquire Iroquois Bancorp for cash consideration of $33.25, without interest, for each share of common stock. Approval of the proposed merger requires the affirmative vote of the holders of at least two-thirds of the outstanding shares of Iroquois Bancorp common stock entitled to vote thereon. Your board of directors has unanimously adopted the proposed merger and has determined that the merger is advisable and in the best interests of Iroquois Bancorp and its shareholders. Accordingly, the board of directors unanimously recommends approval of the proposal to adopt the Agreement and Plan of Merger by the shareholders.

     The attached proxy statement describes the proposed transaction in detail, sets forth the basis of the positive recommendation by the board of directors and the opinion of Endicott Financial Advisors, L.L.C., as to the fairness, from a financial point of view, of the consideration to be paid to Iroquois Bancorp shareholders. I urge you to give this material your careful attention.

     If the merger is approved, shareholders will receive appropriate instructions for exchanging their stock certificates for cash. Please do not send in your stock certificates at this time.

     Whether or not you intend to attend the special meeting in person and regardless of the number of shares you own, we request that you complete, sign, date and return the enclosed proxy promptly in the accompanying prepaid envelope. You may, of course, attend the special meeting and vote in person, even if you have previously returned your proxy.

                                     Sincerely,

                                     /s/ Richard D. Callahan
                                     ____________________________________
                                     Richard D. Callahan
                                     President and Chief Executive Officer,
                                     Vice-Chairman of the Board

                            IROQUOIS BANCORP, INC.
                              115 Genesee Street
                            Auburn, New York 13021
                                (315) 252-9521


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON ___________, 2000



TO THE SHAREHOLDERS OF IROQUOIS BANCORP, INC.:

     NOTICE HEREBY IS GIVEN that a special meeting of shareholders of Iroquois Bancorp, Inc., a New York corporation, will be held at 11:00 a.m., local time, on ______________, 2000, at the Holiday Inn, 75 North Street, Auburn, New York, for the following purposes:

     1. To consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated as of March 26, 2000, by and among First Niagara Financial Group, Inc. (formerly known as Niagara Bancorp), First Niagara Merger Corp, a wholly-owned subsidiary of First Niagara Financial, and Iroquois Bancorp, pursuant to which First Niagara Merger Corp would be merged with and into Iroquois Bancorp and the shareholders of Iroquois Bancorp would receive a cash payment of $33.25, without interest, for each share of common stock held by them (other than any shares owned by First Niagara Financial or Iroquois Bancorp), in accordance with the terms of the Agreement and Plan of Merger described in the accompanying proxy statement, a copy of which is attached to such proxy statement as Annex I; and

     2. To transact such other business as may properly come before the special meeting or any adjournments or postponements thereof.

     The board of directors is not aware of any other business to be put before the shareholders at the special meeting.

     The affirmative vote of the holders of at least two-thirds of the outstanding shares of common stock entitled to vote thereon is required for adoption of the Agreement and Plan of Merger. Record holders of common stock at the close of business on ______________, 2000, are entitled to notice of and to vote at the special meeting and any adjournments or postponements thereof.

     THE BOARD OF DIRECTORS OF IROQUOIS BANCORP, AFTER CAREFUL REVIEW AND CONSIDERATION OF THE TERMS OF THE AGREEMENT AND PLAN OF MERGER AND OTHER FACTORS, INCLUDING THE OPINION OF ENDICOTT FINANCIAL ADVISORS, L.L.C., WITH RESPECT TO THE FAIRNESS OF THE MERGER, FROM A FINANCIAL POINT OF VIEW, HAS UNANIMOUSLY ADOPTED THE AGREEMENT AND PLAN OF MERGER AND BELIEVES THAT THE MERGER IS ADVISABLE AND IN THE BEST INTERESTS OF IROQUOIS BANCORP'S SHAREHOLDERS. ACCORDINGLY, THE BOARD OF DIRECTORS OF IROQUOIS BANCORP UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF ADOPTION OF THE AGREEMENT AND PLAN OF MERGER.

     PLEASE EXECUTE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING. YOUR PROXY, ONCE GIVEN, MAY BE REVOKED AT ANY TIME PRIOR TO THE SPECIAL MEETING BY FILING A PROXY BEARING A LATER DATE OR BY APPEARING AT THE SPECIAL MEETING AND VOTING IN PERSON. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE FOR MAILING IN THE UNITED STATES.

                                By Order of the Board of Directors

                                /s/ Kathleen A. Manley
                                ----------------------
                                Corporate Secretary


________________________, 2000

     YOUR VOTE IS IMPORTANT. PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE SPECIAL MEETING. PLEASE DO NOT SEND IN ANY CERTIFICATES FOR YOUR SHARES AT THIS TIME.

                            IROQUOIS BANCORP, INC.
                                PROXY STATEMENT
                   MAILED ON OR ABOUT _______________, 2000
                        SPECIAL MEETING OF SHAREHOLDERS
                               ___________, 2000

     This proxy statement is furnished in connection with the solicitation by the board of directors of Iroquois Bancorp, Inc. of proxies for use at the special meeting of shareholders to be held on ___________, 2000 at 11:00 a.m., local time, at the Holiday Inn, 75 North Street, Auburn, New York, and any adjournments or postponements thereof.

     The board of directors of Iroquois Bancorp has agreed to a merger transaction in which Iroquois Bancorp will be acquired by First Niagara Financial Group, Inc. (formerly known as Niagara Bancorp), a Delaware corporation, through the merger of a wholly-owned subsidiary of First Niagara
Financial with and into Iroquois Bancorp.   Iroquois Bancorp will initially be
the surviving corporation in the merger but is expected to be merged with and into First Niagara Financial immediately following the merger. Each share of common stock that you own will be converted into the right to receive cash in the amount of $33.25 per share, without interest.

     In order to complete the merger, Iroquois Bancorp and First Niagara Financial must obtain the necessary regulatory approvals, and Iroquois Bancorp must obtain the approval of its shareholders. Iroquois Bancorp is holding a special meeting of its shareholders to consider and vote on the merger. This document describes that meeting and the merger transaction.

     Your vote is very important. Whether or not you plan to attend the special meeting, please take the time to vote by completing and mailing the enclosed proxy card. If you sign, date and mail your proxy card without indicating how you want to vote, your proxy will be voted "FOR" the merger. If you do not return your card, or if you do not instruct your broker how to vote any shares held for you in "street name," the effect will be the same as a vote against the merger.

     This proxy statement gives you detailed information about the proposed merger and includes the Agreement and Plan of Merger as Annex I. You also can obtain information about Iroquois Bancorp from publicly available documents we have filed with the Securities and Exchange Commission. We encourage you to read this entire document carefully.

                          FORWARD-LOOKING STATEMENTS

     This proxy statement contains certain forward-looking statements with respect to the financial condition, results of operation and business of Iroquois Bancorp. You can find many of these statements by looking for words such as "believes," "expects," "anticipates," "estimates" or similar expressions.

     These forward-looking statements are subject to numerous assumptions, risks and uncertainties. Various factors may cause actual results to be materially different from those contemplated by the forward-looking statements.
Information concerning factors that may affect actual results is included in the SEC filings incorporated into this proxy statement by reference. See "WHERE YOU CAN FIND MORE INFORMATION" below.


                      WHERE YOU CAN FIND MORE INFORMATION

     We file reports, proxy statements and other information with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. You may read and copy this information at the following SEC locations:


Public Reference Room             New York Regional Office         Chicago Regional Office
450 Fifth Street, N.W.            7 World Trade Center             City Corp. Center
Room 1024                         Suite 1300                       500 West Madison Street
Washington, D.C. 20549            New York , New York 10048        Suite 1400
                                                                   Chicago, Illinois 60661-2511

     You also may obtain copies of this information by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, at prescribed rates. Further information on the operation of the SEC's Public Reference Room in Washington, D.C. may be obtained by calling the SEC at 1-800-SEC-0330.

     The SEC also maintains a worldwide website that contains reports, proxy statements and other information about registrants, such as us, that file electronically with the SEC. The address of that website is:
http:\\www.sec.gov.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

FORWARD-LOOKING STATEMENTS.........................................................  5
WHERE YOU CAN FIND MORE INFORMATION................................................   5

QUESTIONS AND ANSWERS ABOUT THE MERGER AND THE SPECIAL MEETING.....................   i

SUMMARY............................................................................   1

SPECIAL MEETING....................................................................   4
     General.......................................................................   4
     Matters to be Considered......................................................   5
     Recommendation of the Board of Directors......................................   5
     Record Date; Proxies..........................................................   5
     Important Information For Shareholders Whose Shares are Held in Street Name...   5
     Persons Making the Solicitation...............................................   6
     Quorum; Vote Required.........................................................   6

THE MERGER.........................................................................   7
     General.......................................................................   7
     Background and Reasons for the Merger.........................................   7
     Opinion of Financial Advisor..................................................  11
     Stock Option Agreement........................................................  16
     Voting Agreement..............................................................  18
     Interests of Certain Persons in the Merger....................................  18
     Operation and Management of Iroquois Bancorp's Subsidiaries after the Merger..  20
     Effective Date of the Merger..................................................  20
     Effects of the Merger.........................................................  21
     Payment for Shares; Exchange Agent............................................  21
     Treatment of Stock Options....................................................  22
     Representations and Warranties................................................  22
     Conditions to the Merger......................................................  23
     Conduct of Business Pending the Merger........................................  23
     No Solicitation by Iroquois Bancorp...........................................  24
     Additional Agreements.........................................................  25
     Termination of the Agreement and Plan of Merger; Amendments...................  26
     Expenses Payable Upon Termination.............................................  26
     Certain Regulatory Matters....................................................  27
     Certain Federal Income Tax Consequences of the Merger.........................  27
     Accounting Treatment of the Merger............................................  28


BUSINESS...........................................................................  28
     General.......................................................................  28
     Operations....................................................................  28
     Iroquois Bancorp Developments.................................................  29
     Products and Services.........................................................  29
     Sources of Funds..............................................................  30
     Regulation and Supervision....................................................  30
     Properties....................................................................  31
     Competition...................................................................  32
     Employees.....................................................................  32
     Legal Proceedings.............................................................  32

NO DISSENTERS RIGHTS...............................................................  32

PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT........................  33

SHAREHOLDER PROPOSALS..............................................................  35

OTHER MATTERS......................................................................  36

ANNEX I  -   Agreement and Plan of Merger

ANNEX II -   Opinion of Endicott Financial Advisors, L.L.C.

ANNEX III -  Stock Option Agreement

ANNEX IV -   Voting Agreement

                    QUESTIONS AND ANSWERS ABOUT THE MERGER
                            AND THE SPECIAL MEETING

     This is a summary of some important information regarding the proposed merger.

Q:   What will happen to the outstanding shares of Iroquois Bancorp common stock?

A:   If the merger occurs, each shareholder of Iroquois Bancorp will receive
$33.25 in cash, without interest, for each share of common stock held by that shareholder.

Q:   Will Iroquois Bancorp continue to exist following the merger?

A:   No.  Although Iroquois Bancorp will initially be the surviving corporation in the merger, it is expected to be merged with and into First Niagara Financial immediately following the merger. However, First Niagara Financial has stated that it intends to continue to operate Cayuga Bank as a separate subsidiary following the merger.

Q:   Does First Niagara Financial have the resources to pay the full cash price for all of the outstanding shares?

A:   Iroquois Bancorp management conducted a review of First Niagara Financial before entering into the Agreement and Plan of Merger and believes that First Niagara Financial has sufficient resources to complete the transaction in accordance with the terms of the Agreement and Plan of Merger.

Q:   Is the financial condition of First Niagara Financial relevant to my decision how to vote for any other reason?

A:   No.  Once your shares of Iroquois Bancorp common stock are purchased you will no longer have an investment in the company that survives as a result of the merger.

Q:   Does Iroquois Bancorp's board of directors recommend approval of the merger?

A:   Yes.  The board of directors of Iroquois Bancorp has approved the merger and unanimously recommends that Iroquois Bancorp shareholders vote in favor of the merger. See "THE MERGER - Background and Reasons for the Merger" for more information. In addition, the directors of Iroquois Bancorp have agreed to vote their shares of common stock in favor of the merger.

Q:   Is the proposed merger a taxable transaction?

A:   Yes.  The acquisition of your shares for cash consideration is a taxable transaction and may result in capital gains tax liability. You should consult your own tax advisor to determine the tax consequences of the transaction.

Q:   What needs to happen in order for the merger to occur?

A:   The merger cannot occur unless holders of Iroquois Bancorp common stock representing two-thirds of all outstanding shares entitled to vote thereon approve the merger AND the necessary regulatory approvals are obtained.

Q:   When do you expect the merger to be completed?

A:   We expect to complete the merger late in the third quarter of 2000.
However, because the merger is subject to regulatory approvals, we cannot predict the exact timing.

Q:   Is the merger fair to Iroquois Bancorp shareholders?

A:   Endicott has issued a fairness opinion dated as of March 26, 2000, stating that, as of that date, the amount which will be paid to Iroquois Bancorp shareholders in the merger is fair from a financial point of view.

Q:   Should I send in my stock certificates now?

A:   No. After completion of the merger, First Niagara Financial will send instructions to Iroquois Bancorp shareholders whose shares are being purchased in the merger. These instructions will explain how to submit your Iroquois Bancorp stock certificates for payment of the merger consideration.

Q:   How do I vote?

A:   Just mail your signed, dated and completed proxy card in the enclosed return envelope as soon as possible so that your shares may be represented at the special meeting. In order to assure that your vote is counted, please vote your proxy as instructed on the proxy card as soon as possible even if you currently plan to attend the meeting and vote in person. If you sign and send in your proxy card and do not indicate how you wish to vote, your vote will be counted as a vote "FOR" the merger.

Q:   May I change my vote?

A:   Yes.  You may change your vote at any time prior to the special meeting by submitting a signed proxy card dated a later date or by attending the meeting, filing a notice of revocation with the corporate secretary, and voting in person. However, if you are a shareholder whose shares are held in "street name" or otherwise not in your own name, you will need appropriate documentation from your broker or other record holder of your shares in order to vote in person at the special meeting.

Q:   If my shares are held in "street name" by a broker, will the broker vote the shares for me?

A:   Not unless you instruct your broker to vote your shares, following the directions provided to you by your broker. A failure to instruct your broker to vote your shares in favor of adoption of the Agreement and Plan of Merger is the equivalent of a vote "AGAINST" the merger.

Q:   Do I have appraisal rights?

A:   No.  Because your shares of common stock are designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., you will not be entitled to appraisal rights.

Q:   Do the directors and officers of Iroquois Bancorp have an interest in the merger?

A:   Certain officers of Iroquois Bancorp and its subsidiaries have stock options under the Iroquois Bancorp stock option plans. Each option held by those officers will be canceled immediately prior to the closing of the merger and converted into cash in an amount equal to the $33.25 per share price less the exercise price for the option. Certain officers and other employees, including executive officers, will also receive other benefits from the merger, including in some cases, severance payments. In addition, certain directors of Iroquois Bancorp will serve as directors of Cayuga Bank after the merger, Mr. Callahan will continue as president and chief executive officer of Cayuga Bank, and one non-employee director of Iroquois Bancorp will be appointed to the board of directors of First Niagara Financial. See "THE MERGER - Interest of Certain Persons in the Merger" for more detailed information.

Q:   Is Iroquois Bancorp subject to any restrictions pending the merger?

A: In general, Iroquois Bancorp has agreed that it will not seek or encourage a competing transaction to acquire Iroquois Bancorp or any of its subsidiaries, except in very limited situations in which an unsolicited offer is made. See "THE MERGER - No Solicitation by Iroquois Bancorp" for more detailed information. Additionally, Iroquois Bancorp has agreed to conduct its business in the ordinary course, subject to certain restrictions, pending the merger.

                                    SUMMARY

     This brief summary highlights selected information from this proxy statement. It may not contain all of the information that is important to you. We urge you to read carefully the proxy statement and the annexes attached to this document for a complete understanding of the merger. See "WHERE YOU CAN FIND MORE INFORMATION" (Page ___). Each item in this summary includes a page reference directing you to a more complete description of that item.

The Parties to the Merger (Page____)

Iroquois Bancorp, Inc.
115 Genesee Street
Auburn, New York 13021
(315) 252-9521

     Iroquois Bancorp is a bank holding company that operates two wholly-owned financial institutions located in upstate New York: Cayuga Bank and The Homestead Savings (FA). Cayuga Bank is a New York state-chartered commercial bank and trust company with its principal offices located in Auburn, New York, and Homestead Savings is a federally-chartered savings association with its principal offices in Utica, New York. Through its two subsidiary banks, Iroquois Bancorp provides a range of financial services to consumers and businesses in ten central New York communities, primarily located in Cayuga, Oswego, and Oneida counties. Those products and services include deposit accounts, residential mortgage loans, consumer and commercial loans, insurance brokerage, investment brokerage, and trust services, and safe deposit facilities.

First Niagara Financial Group, Inc.
6950 South Transit Road, P.O. Box 514
Lockport, New York 14095-0514
(716) 625-7500

     First Niagara Financial is the holding company for First Niagara Bank, formerly known as Lockport Savings Bank. First Niagara Bank is a New York state-chartered savings bank with 22 offices in western New York. Additionally, on December 28, 1999, First Niagara Financial entered into an Agreement and Plan of Merger with CNY Financial Corporation, pursuant to which First Niagara Financial will acquire and operate Cortland Savings Bank as a separate banking subsidiary. First Niagara Bank is a traditional, full-service, community-oriented savings bank engaged primarily in the business of accepting deposits from its customers through its branches in the western New York counties of Niagara, Orleans, Erie, Genesee and Monroe, and investing those deposits, together with funds generated from operations and borrowings, in one-to-four-family residential and commercial and real estate loans, commercial business loans, consumer loans, and investment securities. First Niagara Financial also owns, directly or indirectly, other subsidiaries involved in insurance, leasing, investment advisory and third party benefits administration business.

First Niagara Merger Corp
6950 South Transit Road, P.O. Box 514
Lockport, New York 14095-0514
(716) 625-7500

     First Niagara Merger Corp was formed as a corporation under the laws of the State of Delaware for the specific purpose of being merged with and into Iroquois Bancorp in order to facilitate the merger of Iroquois Bancorp with and into First Niagara Financial.

Special Meeting (Page ___)

     The special meeting of Iroquois Bancorp shareholders will be held on ___________, 2000 at 11:00 a.m., local time, at the Holiday Inn, 75 North Street, Auburn, New York.

Record Date; Vote Required (Page _____)

     You can vote at the special meeting if you owned common stock of Iroquois Bancorp at the close of business on ___________, 2000. On that date, there were [2,306,880] shares of common stock outstanding and entitled to vote. To adopt the Agreement and Plan of Merger, the holders of two-thirds of those shares must vote in favor of doing so. You may cast one vote for each share of common stock that you owned on ___________, 2000.

     A failure to vote, either by not returning the enclosed proxy card or by checking the "Abstain" box on the proxy card, or a failure to instruct your broker to vote if your shares are held in "street name," will have the same effect as a vote "Against" adoption of the Agreement and Plan of Merger. Accordingly, the board of directors of Iroquois Bancorp urges you to complete, date and sign the accompanying proxy card and return it promptly in the enclosed, postage paid envelope.

     As of ___________, 2000, directors and executive officers of Iroquois Bancorp held, as a group, approximately [521,111] shares (excluding outstanding but unexercised options to purchase shares of common stock), representing approximately [22.59%] of common stock entitled to vote at the special meeting. All of the directors and executive officers of Iroquois Bancorp have signed a voting agreement under which they have agreed to vote all shares of common stock held by them in favor of the merger.

Recommendation of the Board of Directors and Reasons for the Merger (Page ____)

     The board of directors of Iroquois Bancorp believes that the merger is advisable and in your best interest. It unanimously recommends that you vote "FOR" the proposal to adopt the Agreement and Plan of Merger.

     To review the background and reasons for the merger in greater detail, see Pages ____ through ____.

The Merger (Page ____)

     The Agreement and Plan of Merger is attached to this document as Annex I. Please read the Agreement and Plan of Merger. It is the legal document that governs the merger.

     General.

     We propose a merger in which a wholly-owned subsidiary of First Niagara Financial will merge with and into Iroquois Bancorp. When the merger is complete, each share of Iroquois Bancorp common stock (other than shares owned by First Niagara Financial or Iroquois Bancorp) will automatically convert into the right to receive cash in the amount of $33.25, without interest.

     Opinion of Financial Advisor (Page ____)

     Endicott has delivered its opinion to Iroquois Bancorp's board of directors that the cash consideration to be received in the merger is fair from a financial point of view to the holders of Iroquois Bancorp common stock. A copy of the opinion delivered by Endicott is attached to this document as Annex II. You should read the opinion completely to understand the assumptions made, matters considered and limitations of the review undertaken by Endicott in providing this opinion.

     Effective Date (Page ___).

     The merger will occur shortly after all of the conditions to the closing of the merger have been satisfied. It is currently expected that the merger will occur subsequent to the special meeting of shareholders. Shortly after the merger is completed, you will be able to exchange your certificates of common stock for the cash consideration.

     Conditions to the Merger (Page ____)

     The completion of the merger depends on a number of conditions being met. In addition to some standard conditions regarding compliance with the Agreement and Plan of Merger, these conditions include:

      . Adoption of the Agreement and Plan of Merger by Iroquois Bancorp's shareholders,
      . Obtaining certain regulatory approvals in connection with the merger, and
      . Lack of any material adverse change in Iroquois Bancorp's business, financial condition or results of operations since December 31, 1999.

     If the law permits, either First Niagara Financial or Iroquois Bancorp could choose to waive a condition to its obligation to complete the merger even though that condition had not been satisfied. We cannot be certain when (or if) the conditions to the merger will be satisfied or waived, or that the merger will be completed.

     Interest of Certain Persons in the Merger (Page ____)

     You should be aware that certain members of the board of directors of Iroquois Bancorp and certain of Iroquois Bancorp's executive officers have interests which may present them with potential conflicts of interest regarding the merger. Among other things, certain officers, including executive officers, will have the right to receive cash upon the cancellation of their outstanding stock options and severance payments under their existing employment agreements. Additionally, certain directors of Iroquois Bancorp will serve as directors of Cayuga Bank after the merger. Each of these arrangements is described in more detail in this proxy statement.

     Conduct of Business Pending the Merger (Page ____)

     Iroquois Bancorp has agreed to conduct its business pending the merger in the ordinary course, except as otherwise permitted by the Agreement and Plan of Merger. Iroquois Bancorp has also agreed not to take certain specified actions related to its operations pending the merger without the consent of First Niagara Financial, except as otherwise permitted by the Agreement and Plan of Merger.

     Stock Option Agreement (Page ____)

     Iroquois Bancorp has entered into a stock option agreement with First Niagara Financial providing for the issuance of up to 459,069 shares of Iroquois Bancorp common stock to First Niagara Financial at an exercise price of $24.00 per share upon the occurrence of certain events specified in the stock option agreement. The stock option agreement is intended to increase the likelihood that the merger occurs and may discourage competing offers to acquire Iroquois Bancorp. The stock option agreement is attached to this document as Annex III.

     Expenses (Page ____)

     In general, Iroquois Bancorp and First Niagara Financial will each bear its own expenses in connection with the merger. However, Iroquois Bancorp is obligated to reimburse First Niagara Financial for certain of its expenses in connection with specified termination events under the Agreement and Plan of Merger.

     Certain Federal Income Tax Consequences (Page __)

     Your exchange of shares of common stock for cash pursuant to the merger will be a taxable transaction for federal income tax purposes. You will recognize gain or loss for federal income tax purposes equal to the difference between the amount of cash you receive for your shares and your tax basis in the shares surrendered, assuming that you do not have a special tax status or did not acquire your shares pursuant to an incentive stock option or special compensation arrangement. Determining the actual tax consequences of the merger to you may be complex. They will depend on your specific situation and on variables not within our control. You should consult your own tax advisor for a full understanding of the merger's tax consequences.


                                SPECIAL MEETING

General

     This proxy statement is being furnished by Iroquois Bancorp to the holders of outstanding shares of its common stock, par value $1.00 per share, in connection with the solicitation of proxies by the board of directors. The proxies are to be used at the special meeting of the shareholders of Iroquois Bancorp to be held at the Holiday Inn, 75 North Street, Auburn, New York at 11:00 a.m., local time, on _____________, 2000, and any adjournments or postponements thereof. Holders of common stock are entitled to one vote for each share held by them.

Matters to be Considered

     The purpose of the special meeting is to consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated as of March 26, 2000, among First Niagara Financial, First Niagara Merger Corp, a wholly-owned subsidiary of First Niagara Financial, and Iroquois Bancorp, providing for the merger of First Niagara Merger Corp with and into Iroquois Bancorp. In the merger, each outstanding share of Iroquois Bancorp common stock (other than shares owned by First Niagara Financial or Iroquois Bancorp) will be converted into the right to receive a cash payment of $33.25, without interest (i.e., the merger consideration). It is expected that Iroquois Bancorp will be merged with and into First Niagara Financial immediately after the merger.

Recommendation of the Board of Directors

     The board of directors of Iroquois Bancorp has unanimously adopted the Agreement and Plan of Merger and has determined that the merger is advisable and in the best interests of Iroquois Bancorp and its shareholders. Accordingly, the board of directors of Iroquois Bancorp unanimously recommends that Iroquois Bancorp's shareholders vote "FOR" adoption of the Agreement and Plan of Merger. For a discussion of the factors considered by Iroquois Bancorp's board of directors in approving the Agreement and Plan of Merger and the transactions contemplated thereby, see "THE MERGER - Background and Reasons for the Merger."

Record Date; Proxies

     Pursuant to the provisions of the New York Business Corporation Law and Iroquois Bancorp's By-Laws, the board of directors of Iroquois Bancorp has fixed the close of business on ________, 2000 as the record date for the determination of shareholders entitled to notice of, and to vote at, the special meeting. Accordingly, only holders of record of shares of common stock at the close of business on the record date will be entitled to notice of, and to vote at, the special meeting.

     A proxy card for use at the special meeting is enclosed. Shares of common stock represented by properly executed proxies, unless such proxies have been previously revoked, will be voted in accordance with the instructions indicated in such proxies. If no instructions are so indicated, such shares will be voted in favor of the adoption of the Agreement and Plan of Merger and in the discretion of the proxy holder as to any other matter that properly may come before the special meeting. The board of directors of Iroquois Bancorp knows of no business that will be presented for consideration at the special meeting other than consideration of the Agreement and Plan of Merger. Your proxy, once given, may be revoked at any time prior to the special meeting by filing a proxy bearing a later date or by appearing at the special meeting and voting in person. Your mere presence at the special meeting will not revoke the proxy. However, if you are a shareholder whose shares are held in "street name" or otherwise not in your own name, you will need appropriate documentation from your broker or other record holder of your shares in order to vote in person at the special meeting.

Important Information For Shareholders Whose Shares are Held in Street Name

     If you hold your stock in a "street name," which means that your stock is held for you in a brokerage account and not registered on Iroquois Bancorp's stock records in your own name, your broker will not vote your shares on the Agreement and Plan of Merger unless you instruct your broker how you want your votes to be cast. Please tell your broker as soon as possible how to vote your shares to make sure that your broker has enough time to vote your shares before the polls close at the special meeting. If your broker does not vote your shares (called a "broker non-vote"), the effect will be the same as a vote against the adoption of the Agreement and Plan of Merger. If your stock is held in a street name, you do not have a direct right to vote your shares or to revoke a proxy for your shares unless that record holder of your shares gives you the right in writing.

Persons Making the Solicitation

     This solicitation of proxies is being made by the board of directors of Iroquois Bancorp. All expenses associated with soliciting proxies, including the preparation, assembly, printing and mailing of this proxy statement, will be borne by Iroquois Bancorp. It is contemplated that proxies will be solicited principally through the use of the mail, but officers, directors and employees of Iroquois Bancorp may solicit proxies personally or by telephone, without receiving special compensation therefor. Iroquois Bancorp has retained Regan & Associates to aid in the solicitation of proxies, including from brokers, bank nominees, and other institutional owners, for a fee (including expenses) of approximately $7,000. In addition, Iroquois Bancorp will reimburse banks, brokerage houses, and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding these proxy materials to their principals.

Quorum; Vote Required

     The presence, either in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Iroquois Bancorp common stock entitled to vote at the special meeting is required to constitute a quorum at the special meeting.

     The affirmative vote of the holders of two-thirds of the outstanding shares of Iroquois Bancorp common stock entitled to vote thereon is required to adopt the Agreement and Plan of Merger. For purposes of determining whether the Agreement and Plan of Merger has been adopted by the shareholders, the inspector of elections will exclude abstentions and broker non-votes from the number of shares deemed to have been voted in favor of such matter at the special meeting. Accordingly, abstentions and broker non-votes will have the effect of a "NO" vote with respect to the adoption of the Agreement and Plan of Merger. See "SPECIAL MEETING -- Important Information for Shareholders Whose Shares are Held in Street Name" for a discussion of "broker non-votes."

     As of the record date, [2,306,880] shares of common stock were outstanding and held by approximately 1,880 record holders. Each shareholder of Iroquois Bancorp is entitled to one vote for each share of common stock held in that shareholder's name on the record date. Each of the directors and executive officers of Iroquois Bancorp have agreed to vote each share of common stock beneficially owned by that person in favor of adoption of the Agreement and Plan of Merger and the transactions contemplated thereby. As of the record date, the directors and executive officers as a group were the beneficial owners of an aggregate of [521,111] shares of common stock on the record date (excluding outstanding but unexercised options to purchase common stock), constituting approximately [22.59]% of the shares of common stock outstanding on such date.

     Representatives of KPMG LLP, the principal accountants of Iroquois Bancorp, are expected to be present at the special meeting. The representatives will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.


                                  THE MERGER

     The following information with respect to the merger is qualified in its entirety by reference to the complete text of the Agreement and Plan of Merger, a copy of which is included in this proxy statement as Annex I. The following information includes a summary of the material terms of the Agreement and Plan of Merger, which sets forth the terms and conditions upon which the merger is to be effected. If the Agreement and Plan of Merger is adopted by the requisite vote of shareholders at the special meeting, and all other conditions to the obligations of the parties thereto are satisfied or waived, the merger will be consummated and First Niagara Merger Corp will merge with and into Iroquois Bancorp at the time the merger becomes effective. Iroquois Bancorp will initially be the surviving corporation in the merger but is expected to be merged with and into First Niagara Financial immediately following the merger. Shareholders are urged to read the Agreement and Plan of Merger in its entirety for a more complete description of the merger.

General

     Under the Agreement and Plan of Merger, at the time the merger becomes effective, each outstanding share of common stock, other than shares owned by First Niagara Financial or Iroquois Bancorp, will be converted automatically into the right to receive the merger consideration. Additionally, all outstanding options to purchase common stock, whether vested or unvested, will be canceled and will be converted into the right to receive cash in an amount equal to the merger consideration less the exercise price with respect to those options, multiplied by the number of shares covered by those options. As a result of the merger, holders of common stock will cease to have an equity or other interest in, or possess any rights as shareholders of, Iroquois Bancorp.

Background and Reasons for the Merger

     Since its formation in 1990, the vision of Iroquois Bancorp was a confederation of independent community banks to serve local communities throughout upstate New York. Iroquois Bancorp recognized that significant changes were taking place in the banking industry and believed that the holding company structure would preserve and strengthen the benefits of local community banking in delivering financial services, because the efficiencies of shared management and resources would enable the institutions to survive the competitive pressures of an industry dominated by large banks and holding companies. In late 1991, Iroquois Bancorp acquired Homestead Savings in its first expansion endeavor. Consistent with its strategic plan, and as one possible means of providing value to its shareholders, the board of directors of Iroquois Bancorp sought merger and acquisition opportunities and engaged in discussions with a number of other financial institutions that it believed would fit into its vision of a confederation of community banks. In 1994, the goal of forming a confederation of independent community banks was incorporated into the formal strategic plan adopted by the Iroquois Bancorp board of directors. Over the years, Iroquois Bancorp was successful in implementing some of the objectives of its strategic plan, such as cutting costs to improve efficiency, expanding financial products and services for its customers, and converting the charter of Cayuga Bank, its primary subsidiary, to that of a full service commercial bank from that of a savings bank. Iroquois Bancorp was, however, unable to conclude any arrangements with other institutions to further its intention to build a confederation of community banks.

     More recently, as a result of intense competition in the financial services industry, Iroquois Bancorp recognized that its stock value was low and that it was failing to meet its financial performance targets. During 1998, the board of directors reviewed with Endicott, serving as its financial advisor, the continuing consolidation activity taking place in the banking industry nationwide and, in particular, the lack of such activity in upstate New York, the territory in which Iroquois Bancorp's expansion initiatives had been focused. The board discussed, among other things, the advantages that expanded operations would have toward product innovation and technological development for Iroquois Bancorp and expressed concern that its desire to expand the holding company structure through acquisition of additional banks in accordance with its strategic plan had been unsuccessful. The board of directors believed that Iroquois Bancorp's inability to expand the holding company structure had had an adverse impact on its ability to leverage the management and operational structure it was putting in place at the holding company level. In the fall of 1998, the board first began to consider whether a merger with a similarly sized or even larger institution might accomplish benefits similar to an acquisition of a smaller community bank. The board of directors did not at that time take any formal action to modify its strategic plan.

     During early 1999, the board of directors continued to focus on meeting Iroquois Bancorp's financial projections and tailoring its growth strategy to maximize shareholder value. At its regular monthly meeting on January 28, 1999, the board of directors approved the annual financial plan but required Iroquois Bancorp's management to bring to the April and July meetings specific suggestions for improving Iroquois Bancorp's financial performance. At the April 29, 1999 meeting of the board of directors, after a presentation by Endicott regarding Iroquois Bancorp's valuation and financial performance to the executive committee, the board mandated two special meetings to be held prior to management's annual strategic planning session for the purpose of discussing financial performance and shareholder value. Iroquois Bancorp management was charged with the task of devising a plan, with input from the board of directors, that would justify continued independence of Iroquois Bancorp and improve Iroquois Bancorp's financial performance relative to its peers. At the first special meeting, on May 20, 1999, the board of directors reviewed and discussed Iroquois Bancorp's financial performance, which continued to be below that of its peers. At the second special meeting on June 10, 1999, the board of directors continued its review and discussions on how to improve financial performance. After the annual strategic planning session in June, 1999, the board of directors of Iroquois Bancorp formally revised its stated goal of forming a confederation of community banks to a plan that focused on a broader growth strategy and its commitment to community banking. The board of directors discussed numerous alternatives, including a merger or consolidation of Iroquois Bancorp. The board also engaged an independent facilitator to conduct a two-day strategic intervention session to help Iroquois Bancorp deal with the issue of the underperformance of Iroquois Bancorp's subsidiaries. If expansion would not be the most favorable solution, the elimination of Iroquois Bancorp's costly infrastructure, a consolidation of its subsidiaries, and a sale of Homestead Savings were discussed as possible alternative courses of action. In November, 1999, the board's executive committee resolved to work with key executive officers to develop a concrete plan and a timeline for making a decision regarding Iroquois Bancorp's future. At a December 16, 1999 special meeting of the board of directors, the board determined that, due to difficulty in growing deposits, shrinking interest rate margins, new competitors entering the industry, financial reform legislation, increasing technology requirements, flattening performance trends, and other factors, remaining independent might no longer be the most attractive option for Iroquois Bancorp. The board of directors further determined that partnering with another financial institution with a similar commitment to community banking might be preferable to selling one or more parts of Iroquois Bancorp, and at a December 20, 1999 special meeting of the board of directors, the board resolved to pursue such a strategic partnership. The board of directors authorized Endicott to prepare an approved list of prospective partners and to work with a special committee of the board of directors, consisting of three members of the board of directors, who were appointed by the board to lead this new strategic initiative.

     In January, 2000, the special committee and Endicott reviewed a list of potential partners, and the special committee evaluated the information and identified the institutions in order of priority for purposes of discussions.
On February 3, 2000, the board authorized the special committee to direct Endicott to contact certain potential partners selected by the board and to engage in meetings with representatives of such potential partners, as appropriate. One of the institutions, a commercial bank, responded with some expression of interest for possible discussions in the future but with no interest in pursuing discussions at the present time. The next contact was First Niagara Financial, which expressed interest and requested the parties enter into a confidentiality agreement. That agreement, dated February 16, 2000, was signed and discussions commenced. While discussions were ongoing with First Niagara Financial, the board learned that yet another company had expressed interest in a "merger of equals" transaction with Iroquois Bancorp. During the prior two years, numerous conversations between Iroquois Bancorp and this other company had taken place, but without any serious pursuit of a possible transaction. Now that Iroquois Bancorp was engaged in discussions with First Niagara Financial as to the terms and conditions under which a transaction might be accomplished, the special committee believed it was critical to pursue more specific discussions with this third company in an effort to determine whether the terms might be competitive with those being discussed with First Niagara Financial.

     On March 17, 2000, a lengthy and serious negotiating session was held between representatives of this other company and Iroquois Bancorp, including a discussion of the consideration that might be paid to Iroquois Bancorp's shareholders in any transaction. At its meeting shortly thereafter on March 22, 2000, the board of directors decided to abandon discussions with this other party as the First Niagara Financial proposal presented an offer of substantially higher value to the Iroquois Bancorp shareholders and a greater likelihood of success. At that same meeting, the board reviewed in great detail the proposal of First Niagara Financial to acquire all of the issued and outstanding shares of Iroquois Bancorp for approximately $33 in cash per share. Endicott, Iroquois Bancorp's financial advisor, and Harris Beach & Wilcox, LLP, its legal counsel, attended the meeting to review with the board the potential financial and strategic benefits of the proposed transaction, the financial valuation analyses, and the terms and conditions of the First Niagara Financial proposal. At the conclusion of that meeting, the board authorized Iroquois Bancorp management and the special committee to pursue further discussions with a view towards a transaction and to commence due diligence. Although Iroquois Bancorp had not expressed any particular interest or desire for a cash acquisition, First Niagara Financial made clear that was a condition to any transaction between the parties. The board concluded, after extensive analysis, discussion and consultation with representatives of Endicott and Harris Beach & Wilcox, as to the financial and legal impact of such a cash offer, that the First Niagara Financial offer represented value to the Iroquois Bancorp shareholders that could not be obtained through any other strategy. The board further considered the fact that First Niagara Financial was insisting on a definitive and immediate response.

First Niagara Financial had indicated to Iroquois Bancorp that it wished to conduct a due diligence review of Iroquois Bancorp during the following week and to execute a definitive agreement with Iroquois Bancorp no later than March 26, 2000.

     The board of directors of Iroquois Bancorp authorized the special committee to assist First Niagara Financial in its due diligence investigation of Iroquois Bancorp and to negotiate, with the advice of its financial advisor and legal counsel, the terms and conditions of a definitive agreement. A draft agreement was proposed by First Niagara Financial and its counsel, the details of which were discussed at great length at a special meeting of the board of directors held on March 26, 2000, for the specific purpose of considering whether to approve and execute the definitive agreement. By this time, First Niagara Financial had successfully completed its due diligence review of Iroquois Bancorp and formalized its offer at $33.25 per share for all of the issued and outstanding shares of Iroquois Bancorp common stock. Representatives of Endicott and Harris Beach & Wilcox were in attendance at the March 26, 2000 board meeting. Endicott presented detailed analyses of the financial terms and conditions of the proposed definitive agreement, including valuation comparisons with recent transactions of a similar nature. Harris Beach & Wilcox assisted the board of directors with a thorough analysis of the terms and conditions of the proposed definitive agreement and the legal implications of the transaction, and the members of the special committee discussed the results of its due diligence review of First Niagara Financial.

     During the meeting, after extended discussions covering the factors described below, telephone conversations with First Niagara Financial and its counsel to negotiate certain modifications, and a presentation by Endicott of its oral opinion that the merger is fair to Iroquois Bancorp's shareholders from a financial point of view, the board of directors unanimously approved the proposed Agreement and Plan of Merger. The board of directors also unanimously approved and adopted the voting agreement and the stock option agreement which
were a part of the proposed Agreement and Plan of Merger.   Mr. Callahan
executed the Agreement and Plan of Merger and the stock option agreement on behalf of Iroquois Bancorp. At a meeting held on the same date, the board of directors of First Niagara Financial unanimously approved the Agreement and Plan of Merger and an authorized representative of First Niagara Financial signed on its behalf.

     In determining whether to approve the merger and the Agreement and Plan of Merger, the board of directors considered a number of factors, including the following principal factors:

     (i) the consideration to be received by the shareholders of Iroquois Bancorp in the merger and the board of directors' view of the likelihood that the merger would deliver value to the shareholders of Iroquois Bancorp exceeding the value that could be expected in connection with continued independence;

     (ii) the oral presentation of Endicott, followed by written confirmation, with respect to its determination as to the fairness of the merger, from a financial point of view, to Iroquois Bancorp's shareholders, and the analyses, methodologies and conclusions underlying such determination (see "THE MERGER - Opinion of Financial Advisor");

     (iii) the premium of $15.39 per share, which represents the difference between the merger consideration and the last reported sale price of the common stock as reported by Nasdaq on March 24, 2000 ($17.86 per share), the last trading day prior to the March 26, 2000 board of directors meeting;

     (iv) the historical and recent earnings performance of Iroquois Bancorp and the trading prices of its common stock;

     (v) Iroquois Bancorp's future prospects and uncertainties in the business in which Iroquois Bancorp engages;

     (vi) conditions in the banking industry, including increased competition and consolidation in that industry;

     (vii) comparisons to the prices and multiples of certain valuations in recent acquisitions of companies deemed to be similar in certain respects to Iroquois Bancorp (see "THE MERGER - Opinion of Financial Advisor");

     (viii) the likelihood that the merger could be consummated, noting the timing of and conditions to the merger, and the expected effect of the announcement of the merger on relationships with Iroquois Bancorp's customers, employees, servicers and suppliers; and

     (ix) the terms and conditions set forth in the Agreement and Plan of Merger, including, but not limited to, the provisions in the Agreement and Plan of Merger permitting the board of directors to consider and respond to unsolicited bona fide third-party offers to acquire Iroquois Bancorp, subject to certain limitations (see "THE MERGER - No Solicitation by Iroquois Bancorp"), and subject to the terms of the stock option agreement (see "THE MERGER - Stock Option Agreement").

     This description of the information and factors considered by the board of directors of Iroquois Bancorp above is not meant to be exhaustive, but is believed to include all material factors considered by the board of directors of Iroquois Bancorp. The board of directors did not quantify or attach any particular weight to the various factors that it considered in reaching its determination that the Agreement and Plan of Merger is advisable for, and in the best interests of, the shareholders of Iroquois Bancorp. Rather, the board of directors made its determination based on the total mix of information available to it, and the judgments of individual directors may have been influenced to a greater or lesser degree by different factors. In considering the recommendation of the board of directors of Iroquois Bancorp with respect to the merger, shareholders of Iroquois Bancorp should be aware that the interests of certain directors and executive officers with respect to the merger are or may be different from or in addition to the interests of the shareholders of Iroquois Bancorp generally. The board of directors was aware of these interests and took them into account in making its recommendation. See "THE MERGER - Interests of Certain Persons in the Merger."

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS ADOPTION OF THE AGREEMENT AND PLAN OF MERGER BY THE SHAREHOLDERS OF IROQUOIS BANCORP.

Opinion of Financial Advisor

     The terms of the merger, including the merger consideration, were determined by arms-length negotiation between Iroquois Bancorp and First Niagara Financial. The board of directors of Iroquois Bancorp retained Endicott Financial Advisors, L.L.C. to deliver an opinion to it as to the fairness of the merger consideration to Iroquois Bancorp's shareholders from a financial point of view. Endicott delivered to the board of directors of Iroquois Bancorp its written opinion, dated as of March 26, 2000, to the effect that, as of that date and based upon and subject to the various considerations described therein, the merger consideration of $33.25 per share in cash to be received by the holders of common stock pursuant to the Agreement and Plan of Merger is fair to such shareholders from a financial point of view. As set forth in its opinion, Endicott assumed and relied upon, without independent verification, the accuracy and completeness of the information reviewed by it for the purposes of its opinion. Endicott did not make or obtain an independent evaluation or appraisal of the assets or liabilities of Iroquois Bancorp.

     At the March 26, 2000 meeting of Iroquois Bancorp's board of directors, at which the board of directors reviewed and considered the terms of the merger, Endicott made a presentation discussing the factors that it considered in evaluating the proposed terms of the transaction and delivered its oral opinion that the merger consideration was fair to holders of common stock from a financial point of view. The presentation included a discussion of the basis for, and the methodologies used by Endicott to reach, its oral opinion. Endicott subsequently delivered to Iroquois Bancorp's board of directors its written opinion, dated as of March 26, 2000, confirming its oral opinion.

     The full text of Endicott's opinion, which sets forth the assumptions made, procedures followed and matters considered in, and the limitations on, the review undertaken in connection with its opinion, is attached as Annex II and is incorporated in this document by reference. The summary of the opinion set forth below is qualified in its entirety by reference to the full text of the opinion. The opinion was provided for the information and assistance of Iroquois Bancorp's board of directors in connection with its consideration of the transaction contemplated by the Agreement and Plan of Merger and the opinion does not constitute a recommendation as to how holders of Iroquois Bancorp's common stock should vote with respect to the merger.

     In connection with its opinion, Endicott reviewed, among other things, the following:

     (i) The Agreement and Plan of Merger, including the voting agreement, the stock option agreement and other exhibits and schedules;

     (ii) Certain publicly available information concerning Iroquois Bancorp, including its reports on Form 10-K for the fiscal years ended December 31, 1997, December 31, 1998 and December 31, 1999 and Forms 10-Q for the quarterly periods ended March 31, 1999, June 30, 1999, and September 30, 1999;

     (iii) Certain publicly available information concerning First Niagara Financial, including its reports on Form 10-K for the fiscal years ended December 31, 1998 and December 31, 1999 and Forms 10-Q for the quarterly periods ended March 31, 1999, June 30, 1999, and September 30, 1999;

     (iv) Certain other internal information, including financial and operating projections, lease agreements and other documents related to Iroquois Bancorp;

     (v) Certain publicly available information concerning the trading of, and the trading market for, Iroquois Bancorp's common stock;

     (vi) Certain other publicly available information with respect to certain other companies believed by Endicott to be comparable to Iroquois Bancorp and the trading markets for certain of such other companies' securities; and

     (vii) Certain publicly available information concerning the nature and terms of certain other transactions that Endicott considered relevant to its inquiry.

     Endicott also held discussions with members of senior management of Iroquois Bancorp regarding the rationale for the merger and the past and current business operations, financial condition and future prospects of Iroquois Bancorp. In preparing the opinion, Endicott performed a variety of financial and comparative analyses and made assumptions (for instance, an assumption without independent verification that the aggregate consolidated allowance for loan losses for Iroquois Bancorp and First Niagara Financial were adequate to cover such losses) in conjunction with Iroquois Bancorp with respect to assets, financial conditions and other matters, many of which are beyond the control of Iroquois Bancorp. The estimates of value arrived at by Endicott based on such analyses and the valuation results determined from any particular analysis are not necessarily indicative of actual values or predictive of future results or values, and are inherently subject to substantial uncertainty.

     The following paragraphs summarize the most significant quantitative and qualitative analyses performed by Endicott in arriving at its opinion and reviewed by Iroquois Bancorp's board of directors.

Comparable Companies Analysis

     Endicott analyzed publicly available information to compare selected financial and market information for four groups of peer companies that Endicott selected and deemed to be relevant for this purpose. The comparative companies had total assets of between $200 million to $1 billion. The four peer groups were:

     1.   Mid-Atlantic Commercial Banks - 39 companies.
     2. National Commercial Banks with Return on Equity above 12% and Current Price to Book Value above 200% - 19 companies.
     3.   Mid-A tlantic Thrifts - 31 companies.
     4. National Thrifts with Return on Average Equity above 10% and Price-to-Book Value above 125% - 17 companies.

     The financial information Endicott analyzed included book value, tangible book value, earnings, asset quality ratios, loan loss reserve levels, profitability and capital adequacy for Iroquois Bancorp and the median value for each of the peer groups for each year since 1995. Endicott calculated median stock market valuation multiples for Iroquois Bancorp and each of the groups using price-to-earnings, price-to-book value and price-to-tangible book value. The results of this analysis are summarized in the following table:

                 Stock Market Valuation Multiples (per share)

                                 Iroquois        Group:   1        2        3           4
                                 Bancorp         ------   -        -        -           -
Price-to-Earnings                  7.53x         12.46x         14.49x        9.90x         7.53x
Price-to-Book Value               86.76%        160.70%        241.51%       97.50%        163.25%


Price-to-Tangible Book Value       90.21%        166.75%        276.96%       97.60%        167.25%


Analysis of Selected Merger Transactions

     Endicott reviewed merger and acquisition trends from 1990 to the present, and reviewed specific transactions announced since January 1, 1999, involving publicly traded commercial banks and thrifts as acquirees each having a transaction value over $15 million. Among those reviewed were transactions involving four groups of commercial banks in 1999 and 2000:

     1. National Commercial Banks with between $200 million and $1 billion in assets
     2. Mid-Atlantic Commercial Banks with between $200 million and $1 billion in assets
     3.   New York State Commercial Banks with less than $1 billion in assets
     4. National Commercial Banks accounted for using purchase accounting method

     Also reviewed were transactions involving four groups of thrift institutions in 1999 and 2000:

     1.   National Thrifts with between $200 million and $1 billion in Assets
     2. Mid-Atlantic Thrifts with between $200 million and $1 billion in Assets
     3.   New York State Thrifts with less than $1 billion in Assets
     4.   National Thrifts accounted for using purchase accounting method

     For each of the transactions in the eight groups, Endicott calculated, among other things, the multiples of the transaction value to book value, tangible book value and the last twelve months net income. Endicott also calculated the core deposit premium (defined as the transaction value minus tangible book value divided by core deposits, excluding certificates of deposit with balances equal to or greater than $100,000). Endicott's computations yielded the following median multiples ("NM" means the results were not meaningful):



                                                                                           Core        Premium
  Commercial                 Number of        Price-to         Tangible                   Deposit        to
  Bank Groups      Year     Transactions     Book Value       Book Value     Earnings     Premium      Market
-----------------------------------------------------------------------------------------------------------------------------
       1           1999           59             254%            275%        21.55x         20.57%       31.30%
-----------------------------------------------------------------------------------------------------------------------------
                   2000            8             283             286         19.98          19.17        27.50
-----------------------------------------------------------------------------------------------------------------------------
       2           1999            8             230             212         23.14          18.04        35.22
-----------------------------------------------------------------------------------------------------------------------------
                   2000            3             261             286         19.98          16.74        29.01
-----------------------------------------------------------------------------------------------------------------------------
       3           1999            3             227             227         23.14          14.39        40.73
-----------------------------------------------------------------------------------------------------------------------------
                   2000            1              NM              NM            NM             NM           NM
-----------------------------------------------------------------------------------------------------------------------------
       4           1999           61             227             244         20.42          15.65        22.63
                   2000           10             209             230         18.53          14.71        29.01
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
 Thrift                 Number of         Price-to       Tangible Book                    Core Deposit       Premium to
  Group      Year     Transactions       Book Value          Value          Earnings         Premium           Market
-----------------------------------------------------------------------------------------------------------------------------
    1        1999          18              203%              210%           24.89x            12.15%          48.78%
-----------------------------------------------------------------------------------------------------------------------------
             2000           6              135               143            19.81             10.12           47.89
-----------------------------------------------------------------------------------------------------------------------------
    2        1999           4              159               165            27.79             11.33           33.67
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
               2000                2              133               133          28.95              8.56           47.12
-----------------------------------------------------------------------------------------------------------------------------
    3          1999                5              154               154          16.87             11.45           22.44
-----------------------------------------------------------------------------------------------------------------------------
               2000                1              151               151          28.95             11.12           69.23
-----------------------------------------------------------------------------------------------------------------------------
    4          1999               24              145               146          23.72             10.83           30.76
-----------------------------------------------------------------------------------------------------------------------------
               2000                6              125               125          20.13             11.17           45.67
-----------------------------------------------------------------------------------------------------------------------------


     Endicott then applied the ranges of multiples derived from these analyses to comparable data for Iroquois Bancorp under two scenarios because Iroquois Bancorp has both commercial bank and thrift subsidiaries and the commercial bank had converted from a savings bank in 1997. One scenario applied the multiples of commercial banks and thrifts based on the proportional contributions of each of the two Iroquois Bancorp subsidiaries (approximately 70% commercial bank and 30% thrift) and the second scenario applied a blend of the commercial bank and thrift multiples using 50% for each.

     The following table sets forth Imputed Valuation Range using a blend of commercial bank and thrift median multiples based on the current contributions of two subsidiaries (approximately 70% commercial bank, 30% thrift):



                Price-to-           Tangible                      Core Dep.      Premium to
    Group       Book Value         Book Value      Earnings        Premium         Market
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
      1          $40.74             $42.55         $42.20          $47.25         $18.56
-----------------------------------------------------------------------------------------------------------------------------
      2           38.47             37.36          42.67            42.12          18.11
-----------------------------------------------------------------------------------------------------------------------------
      3           35.85             34.38          44.92            39.10          20.50
-----------------------------------------------------------------------------------------------------------------------------
      4           35.43             36.10          39.80            40.56          17.64
-----------------------------------------------------------------------------------------------------------------------------


     The following table sets forth Imputed Valuation Range using blend of 50% each commercial bank and thrift median multiples:


                  Price-to-        Tangible                      Core Dep.     Premium to
    Group        Book Value       Book Value       Earnings       Premium        Market
-----------------------------------------------------------------------------------------------------------------------------
      1            $36.21           $37.08          $44.72         $42.89         $19.34
-----------------------------------------------------------------------------------------------------------------------------
      2             33.26            32.61           47.96          39.46          18.27
-----------------------------------------------------------------------------------------------------------------------------
      3             31.94            30.71           43.84          37.64          19.32
-----------------------------------------------------------------------------------------------------------------------------
      4             30.93            30.89           42.41          38.41          17.89
-----------------------------------------------------------------------------------------------------------------------------


     In addition to the analysis of selected merger transactions, Endicott reviewed the performance of selected Mid-Atlantic acquisition transactions announced in 1999 where the consideration exchanged for selling shareholders was 100% stock. Endicott considered the impact that the recent drop in the value of the stocks of acquiring companies had on the merger value of these transactions.

     No company or transaction, however, used in this analysis is identical to Iroquois Bancorp, First Niagara Financial or the merger. Accordingly, an analysis of the foregoing is not mathematical; rather, it involves complex considerations and judgements concerning differences in financial and operating characteristics of the companies and other factors that would affect the public trading values of the companies or company to which they are being compared.

Discounted Cash Flow Analysis

     Endicott performed a discounted cash flow analysis of future income streams of Iroquois Bancorp, based on management's internal projections of net income for 2000, followed by assumed annual percentage increases in net income of 5% and 10%. This analysis assumed Iroquois Bancorp was not acquired but remained independent for five years.

     Based on these assumptions, Endicott determined the theoretical value of a share of Iroquois Bancorp common stock at the end of the five-year period by applying terminal multiples representative of historical multiples paid in commercial bank and thrift acquisitions (ranging from 14x to 21x earnings and 180% to 250% of tangible book value) and discount rates (ranging from 9% to 14%) that Endicott viewed as appropriate for a company with Iroquois Bancorp's particular risk characteristics. The following table sets forth the imputed valuation ranges that Endicott calculated for Iroquois Bancorp's common stock using these discounted cash flow analyses:


                                              Imputed Valuation Range Based on:
              Case                       Earnings              Tangible Book Value
---------------------------------------------------------------------------------------
5.00% Estimated Growth                    $20.97 - $38.47               $26.09 - $44.95
---------------------------------------------------------------------------------------
10.00% Estimated Growth                   $24.86 - $45.63               $27.31 - $46.99
---------------------------------------------------------------------------------------


Retention of Endicott as Financial Advisor; Fees and Compensation

     Endicott has served as financial advisor to Iroquois Bancorp since 1996 pursuant to the terms of a retainer agreement between the parties. As required by the terms of the retainer agreement, Iroquois Bancorp paid Endicott a fee of $50,000 for rendering the opinion. In addition, under the terms of the retainer agreement, Iroquois Bancorp will pay Endicott a transaction fee equal to 1.0% of the value of the merger. Approximately 25% of the transaction fee was paid upon the signing of the Agreement and Plan of Merger and the remaining portion is payable upon the consummation of the merger.

     Iroquois Bancorp has also agreed to reimburse Endicott for its reasonable out-of-pocket expenses in connection with its engagement, and to indemnify Endicott and its affiliates and their respective partners, directors, officers, employees, agents and controlling persons against certain expenses and liabilities, including liabilities under securities laws. Iroquois Bancorp paid Endicott a quarterly retainer of $10,000 during the four years before the Agreement and Plan of Merger was signed.

     In addition, certain affiliates of Endicott beneficially own, in the aggregate, 99,200 shares of Iroquois Bancorp common stock, representing approximately 4.3% of shares of Iroquois Bancorp common stock entitled to vote at the special meeting.

Stock Option Agreement

     When Iroquois Bancorp signed the Agreement and Plan of Merger, Iroquois Bancorp also entered into a stock option agreement with First Niagara Financial pursuant to which Iroquois Bancorp granted to First Niagara Financial an option to purchase up to 459,069 shares of common stock of Iroquois Bancorp, equal to approximately 19.99% of the common stock then outstanding, at an exercise price of $24.00 per share. The stock option agreement is attached to this document as Annex III.

     First Niagara Financial may exercise the option only if both an "initial triggering event" and a "subsequent triggering event" occur. An "initial triggering event", as defined in the stock option agreement, includes any one of the following:

     (i) Iroquois Bancorp participates in (or authorizes participation in) negotiations regarding a superior proposal (for a discussion of "superior proposals", see "THE MERGER -- No Solicitation by Iroquois Bancorp" at Page _____);

     (ii) Iroquois Bancorp or any of its significant subsidiaries enters into an agreement to engage in a merger, consolidation, sale or lease of substantially all of its assets, or sale of 20% or more of the voting power of Iroquois Bancorp or any of its significant subsidiaries;

     (iii) Any person or group other than First Niagara Financial or its subsidiaries acquires beneficial ownership or the right to acquire beneficial ownership of 20% or more of the outstanding shares of Iroquois Bancorp common stock;

     (iv) Iroquois Bancorp's board of directors fails to recommend to Iroquois Bancorp's shareholders the adoption of the Agreement and Plan of Merger or withdraws, modifies or changes its recommendation that Iroquois Bancorp's shareholders approve the Agreement and Plan of Merger in a manner adverse to First Niagara Financial;

     (v) A competing proposal is made by a third party and either (A) Iroquois Bancorp intentionally and knowingly breaches any representation, warranty, covenant or agreement contained in the Agreement and Plan of Merger and such breach would entitle First Niagara Financial to terminate the Agreement and Plan of Merger, and such breach is not cured before First Niagara Financial exercises the option, or (B) Iroquois Bancorp's shareholders fail to approve the Agreement and Plan of Merger; or

     (vi) Any person other than First Niagara Financial or its subsidiaries files an application or notice with any federal or state bank regulatory authority for approval to engage in a business combination with Iroquois Bancorp or any of its subsidiaries.

     Once an initial triggering event occurs, First Niagara Financial may exercise the option, in whole or in part, and will have 180 days to do so, if and only if the initial triggering event is of the type described in item (ii) above or if any person other than First Niagara Financial or its subsidiaries acquires beneficial ownership of 25% or more of Iroquois Bancorp's outstanding common stock (each of which is called a "subsequent triggering event").

     The option will terminate and will no longer be exercisable by First Niagara Financial if (A) the Agreement and Plan of Merger terminates for any reason and no initial triggering event has occurred at the time of termination or (B) 18 months have passed since the Agreement and Plan of

Merger was terminated and the termination occurred after or at the same time as an initial triggering event.

     The stock option agreement includes extensive provisions designed to avoid circumvention of the option, such as anti-dilution provisions and provisions regarding the continuance of the option if Iroquois Bancorp engages in a business combination with a third party. In addition, within nine months after the occurrence of a "repurchase event", First Niagara Financial may, in its discretion, be entitled to receive the economic benefit of the option instead of exercising the option and receiving common stock. A "repurchase event", as defined in the stock option agreement, includes any one of the following: (i) any person (other than First Niagara Financial or any of its subsidiaries) acquires beneficial ownership or the right to acquire beneficial ownership of, or any group is formed which beneficially owns or has the right to acquire beneficial ownership of, 25% or more of the then outstanding shares of Iroquois Bancorp common stock, or (ii) Iroquois Bancorp shall enter into an agreement to
(A) consolidate with or merge into any person, other than First Niagara Financial or any of its subsidiaries, and is not the surviving entity, (B) permit any person, other than First Niagara Financial or any of its subsidiaries, to merge into Iroquois Bancorp pursuant to which Iroquois Bancorp is the surviving entity but in connection with which the then outstanding shares of Iroquois Bancorp common stock are exchanged for stock or other securities or cash such that they represent less than 50% of the outstanding shares and share equivalents of the surviving entity, or (C) sell or otherwise transfer all or substantially all of its assets to any person, other than First Niagara Financial or any of its subsidiaries.

     The purpose of the stock option agreement is to increase the likelihood that the merger as described in the Agreement and Plan of Merger will occur.
The existence of the option may discourage third parties from proposing competing transactions even if the competing transaction might otherwise involve a higher payment to Iroquois Bancorp's shareholders, as the option could significantly increase the cost of acquiring Iroquois Bancorp to a potential acquiror other than First Niagara Financial.

Voting Agreement

     At the time of execution of the Agreement and Plan of Merger, each of the directors and executive officers of Iroquois Bancorp entered into a voting agreement with First Niagara Financial. The voting agreement is attached to this proxy statement as Annex IV. The voting agreement requires each of the directors and executive officers of Iroquois Bancorp to attend the special meeting and to vote any shares of common stock of Iroquois Bancorp beneficially owned by him or her for adoption of the Agreement and Plan of Merger. It also precludes, subject to limited exceptions, the transfer prior to the special meeting of any shares of common stock owned by such persons. In the voting agreement, the directors and executive officers of Iroquois Bancorp also agree not to solicit, initiate, encourage, facilitate or cooperate with any inquiry or the making of any proposal related to an acquisition of Iroquois Bancorp, except to the extent required in the exercise of their fiduciary duties as directors and executive officers of Iroquois Bancorp.

Interests of Certain Persons in the Merger

     In considering the recommendation of the board of directors with respect to the merger, shareholders of Iroquois Bancorp should be aware that certain members of the board of directors and certain of Iroquois Bancorp's executive officers have interests in the merger in addition to their interests as shareholders of Iroquois Bancorp, which may present them with potential conflicts of interest in connection with the merger. For information with respect to management's beneficial ownership of Iroquois Bancorp's common stock, which common stock will be subject to exchange for the merger consideration upon consummation of the merger, see "PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT."

     Indemnification and Insurance. The Agreement and Plan of Merger provides that, for a period of six years following the closing date of the merger, First Niagara Financial will indemnify, defend and hold harmless the present and former directors and officers of Iroquois Bancorp and its subsidiaries (determined immediately prior to the effective date of the merger) to the fullest extent to which such persons were entitled under the New York Business Corporation Law, Iroquois Bancorp's certificate of incorporation and by-laws, or other applicable law as in effect on the date of the Agreement and Plan of Merger. In addition, First Niagara Financial will cause the surviving corporation to advance expenses incurred by such persons, subject to certain limitations set forth in the Agreement and Plan of Merger. The Agreement and Plan of Merger also provides that First Niagara Financial will cause directors and officers of Iroquois Bancorp and its subsidiaries immediately prior to the effective date of the merger to be covered for a period of three years by the directors' and officers' liability insurance policy maintained by Iroquois Bancorp, or a similar policy not materially less favorable, with respect to acts or omissions occurring prior to the effective date of the merger, provided that the premium cost does not exceed 130% of Iroquois Bancorp's present premium cost.

     Stock Options. The Agreement and Plan of Merger provides that, on the effective date of the merger, each unexercised option to purchase common stock (irrespective of whether such option is then vested or unvested) issued and outstanding under Iroquois Bancorp's stock option plans shall be canceled and converted into cash in an amount equal to the merger consideration less the exercise price of the option, multiplied by the number of shares of common stock covered by the option. The cash payments to be made to holders of options will be made by Iroquois Bancorp on the effective date of the merger, without interest, net of any withholding taxes. In addition, Iroquois Bancorp is required to obtain from each holder of options to purchase Iroquois Bancorp common stock a written acknowledgment that payment of cash in respect of such holder's options pursuant to the Agreement and Plan of Merger shall be in full satisfaction of all rights under Iroquois Bancorp's stock option plans and any option or award agreement entered into thereunder. The number of options to acquire shares of common stock that are held and expected to be exchanged for cash by each executive officer of Iroquois Bancorp is as follows: Mr. Richard
D. Callahan, President and CEO, Vice-Chairman of the Board, [100,700]; Ms. Marianne R. O'Connor, Treasurer and CFO, [25,600]; Mr. Robert B. Bantle, Senior Vice President [6,700] and Mr. W. Anthony Shay, Jr., Vice President, [16,200].

     Severance Payments. Iroquois Bancorp is party to employment agreements with certain of its officers. Each of these agreements contains a provision relating to a change of control of Iroquois Bancorp. The merger will constitute a "change of control" under these agreements and may give rise to certain payments as follows. If Mr. Callahan's employment is terminated within 24 months following a change of control for any reason other than cause, he will be entitled to a lump-sum cash payment equal to 2.99 times base salary, plus an amount equal to the three-year average of his annual incentive bonus and a pro rata incentive compensation award as provided in his employment agreement.
First Niagara Financial has agreed to honor the change of control provisions of the agreement with Mr. Callahan as well as to continue to employ Mr. Callahan as president and chief executive officer of Cayuga Bank. Under the Agreement and Plan of Merger, Mr. Callahan will receive a payment of $846,640, payable in four equal annual installments commencing as of the effective date of the merger. Under the employment agreements for Mr. Bantle, Ms. O'Connor and Mr. Shay, if employment is (i) terminated involuntarily for any reason other than death, disability, or just cause or constructively terminated for good reason during the 24-month period following a change of control, or (ii) terminated voluntarily by him or her during the 30-day period beginning on the first anniversary of a change of control, he or she will receive a lump-sum cash payment of 2.99 times base salary, plus an amount equal to the three-year average of his or her annual incentive bonus and a pro rata incentive compensation award as provided in such person's employment agreement. In the event any such person's employment is terminated as provided in the employment agreement, he or she will receive the following lump sum cash payments: in the case of Mr. Bantle, $378,425, in the case of Ms. O'Connor, $365,592, and in the case of Mr. Shay, $318,391. In addition, Mr. Richard Notebaert, who serves as president and chief executive officer of Homestead Savings, has an employment agreement with Iroquois Bancorp containing the same change of control provisions as Mr. Callahan's agreement. In the event Mr. Notebaert's employment is terminated as provided in his employment agreement, Mr. Notebaert will receive a lump cash payment of $491,067. All of these severance payments are estimates that take into account reductions of the amount that would be payable under the employment contract formula to comply with the "excess parachute payment" provisions of Section 280G of the Internal Revenue Code of 1986, as amended. Certain other officers of Iroquois Bancorp and its subsidiaries have employment agreements with the same change of control provisions as those described above. All other employees of Iroquois and its subsidiaries who are terminated within twelve months of the merger will receive severance benefits in accordance with Iroquois Bancorp's standard severance policy currently in place.

     Board Positions. Certain members of the board of directors of Iroquois Bancorp will serve as directors of Cayuga Bank after the merger. In addition, one non-employee member of the board of directors of Iroquois Bancorp will be appointed to the board of directors of First Niagara Financial effective as of the effective date of the merger.

Operation and Management of Iroquois Bancorp's Subsidiaries after the Merger

     Following the effective date of the merger, First Niagara Financial intends to operate Cayuga Bank as a separate subsidiary for at least two years, with a board of directors as mutually agreed between Cayuga Bank and First Niagara Financial, and with appropriate representation from First Niagara Financial. First Niagara Financial does not intend to operate Homestead Savings as a separate subsidiary and may, before or after the effective date of the merger, merge Homestead Savings with and into Cayuga Bank or another First Niagara Financial subsidiary or sell Homestead Savings to a third party.

Effective Date of the Merger

     Pursuant to the Agreement and Plan of Merger, First Niagara Merger Corp will be merged with and into Iroquois Bancorp on the effective date of the merger. Iroquois Bancorp will initially be the surviving corporation in the merger but is expected to be merged with and into First Niagara Financial immediately following the merger. The merger will become effective upon the filing of a certificate of merger with the Secretary of State of the State of New York and one with the Secretary of State of the State of Delaware, and the date upon which such effectiveness occurs is referred to as the "effective date" of the merger. It is anticipated that such filing will be made promptly following receipt of the requisite approval of shareholders of Iroquois Bancorp and satisfaction or waiver of all other conditions to the merger. Each of the parties to the Agreement and Plan of Merger will have certain rights to terminate the Agreement and Plan of Merger in the event that the merger is not consummated on or before January 31, 2001. See "THE MERGER -- Termination of the Agreement and Plan of Merger; Amendments." Although it is anticipated that the certificate of merger will be filed and the effective date of the merger will occur on or before January 31, 2001, there can be no assurance that consummation of the merger will not be delayed, that the conditions to the merger will be satisfied or waived or that the merger will occur. See "THE MERGER -- Conditions to the Merger."

Effects of the Merger

     On the effective date of the merger, each share of common stock issued and outstanding (other than shares owned by First Niagara Financial or Iroquois Bancorp) will be converted into the right to receive, without interest, the merger consideration. Upon consummation of the merger, shareholders will cease to have any further ownership or other interest in Iroquois Bancorp.

Payment for Shares; Exchange Agent

     Upon the consummation of the merger, each issued and outstanding share of Iroquois Bancorp common stock, other than shares owned by First Niagara Financial or Iroquois Bancorp, will be deemed for all purposes to represent only the right of the holder to receive the merger consideration. ChaseMellon Shareholder Services, L.L.C. or its affiliates will act as exchange agent in order to facilitate the payment in exchange for certificates previously representing shares of common stock.

     Instructions with regard to the surrender of certificates, together with a letter of transmittal to be used for this purpose, will be mailed to shareholders promptly after the effective date of the merger. Shareholders should surrender certificates for shares of Iroquois Bancorp common stock in accordance with the instructions in the letter of transmittal. Each holder of common stock shall receive payment promptly after surrender of the certificate or certificates representing his or her shares of common stock and related documentation by mailing such stock certificate or certificates and related documentation to the exchange agent, for payment, as promptly as practicable following the effective date of the merger, by return mail. Each holder of shares held in street name by a broker, dealer, clearing agency or other nominee should contact such entity as soon as possible prior to the effective date of the merger to direct the entity to tender such holder's shares as instructed by the letter of transmittal. SHAREHOLDERS SHOULD NOT SEND ANY STOCK CERTIFICATES WITH THE ENCLOSED PROXY CARD.

     Upon receipt of a certificate or certificates for Iroquois Bancorp common stock together with a duly executed letter of transmittal from a particular shareholder, the exchange agent will issue cash or a cash equivalent to the person or persons entitled thereto in an amount equal to the product determined by multiplying the merger consideration by the number of shares of common stock represented by such shareholder's certificate or certificates. NO INTEREST WILL ACCRUE TO HOLDERS OF COMMON STOCK IN RESPECT OF PAYMENTS TO WHICH THEY BECOME ENTITLED UPON CONSUMMATION OF THE MERGER.

     If any payment for shares of common stock is to be made in a name other than that in which the certificate or certificates for such shares surrendered for payment are registered on the stock transfer books of Iroquois Bancorp as of the effective date of the merger, it will be a condition of such payment that the certificate or certificates so surrendered shall be properly endorsed or otherwise in proper form for transfer, and that the person requesting such transfer pay to the exchange agent all transfer or other taxes or establish that such taxes have been paid or are not required to be paid.

     First Niagara Financial has agreed in the Agreement and Plan of Merger to deposit in trust with the exchange agent, not later than the effective date of the merger, all of the cash required for payment of the aggregate merger consideration to be made to all holders of Iroquois Bancorp common stock.

Treatment of Stock Options

     As of the record date, options to purchase [208,200] shares of common stock were outstanding at exercise prices ranging from $8.80 to $25.65 per share. On the effective date of the merger, each outstanding option to purchase common stock will be canceled and will be converted into the right to receive the difference between the merger consideration and the exercise price for those options. The cash payments to be made to holders of options will be made by Iroquois Bancorp on the effective date of the merger, net of any withholding taxes. Iroquois Bancorp is required to obtain from each holder of options a written acknowledgment that payment of cash in respect of such holder's options pursuant to the Agreement and Plan of Merger shall be in full satisfaction of all rights of such holder under Iroquois Bancorp's stock option plans and any option or award agreement entered into thereunder.

Representations and Warranties

     Each of Iroquois Bancorp and First Niagara Financial has made certain customary representations and warranties in the Agreement and Plan of Merger, including those which relate to, among other things, (i) organization and existence of each party and its subsidiaries, (ii) the authorization, execution, delivery and performance of the Agreement and Plan of Merger and other matters relating to its enforceability, (iii) the absence of broker fees, and (iv) the absence of any undisclosed consents, approvals or authorizations required for the execution, delivery or performance of the Agreement and Plan of Merger and the consummation of the transactions contemplated thereby.

     Iroquois Bancorp also has made certain customary representations and warranties relating to, among other things, (i) the absence of undisclosed liabilities; (ii) Iroquois Bancorp's capital structure; (iii) Iroquois Bancorp's filing of all reports and documents required to be filed with the Securities and Exchange Commission and the accuracy of filings made pursuant thereto; (iv) the accuracy and preparation of certain financial statements of Iroquois Bancorp;
(v) receipt of Endicott's opinion as to the fairness of the merger, from a financial point of view, to the shareholders of Iroquois Bancorp; (vi) the granting of approvals and the taking of steps to exempt the merger from the provisions of state anti-takeover laws; (vii) the validity and status of Iroquois Bancorp's loan portfolio; (viii) the proper administration of all accounts for which Iroquois Bancorp or any of its subsidiaries acts as a fiduciary; and (ix) other matters relating to the conduct of Iroquois Bancorp's business including, among other things, Iroquois Bancorp's employees, benefit plans, insurance, litigation, real estate, permits, compliance with laws (including environmental laws), title to and condition of properties, payment of taxes, absence of defaults, effectiveness of contracts, related party transactions, and the absence of any undisclosed material adverse change in the financial condition, results of operation, business or assets of Iroquois Bancorp.

Conditions to the Merger

     Consummation of the merger by Iroquois Bancorp is subject to the satisfaction of certain conditions set forth in the Agreement and Plan of Merger, including but not limited to (i) the completion of all actions required to be taken by First Niagara Financial and First Niagara Merger Corp and all transactions required by the Agreement and Plan of Merger, and the receipt of all requisite regulatory approvals and the expiration or termination of all applicable notice or waiting periods; (ii) the accuracy of the representations and warranties of First Niagara Financial as of the effective date of the merger; (iii) the absence of any order, decree or injunction of any court or agency with jurisdiction over the parties which enjoins or prohibits any of the transactions contemplated by the Agreement and Plan of Merger; (iv) the adoption of the Agreement and Plan of Merger by Iroquois Bancorp shareholders; (v) the performance or compliance in all material respects by First Niagara Financial with all covenants and agreements pursuant to the Agreement and Plan of Merger;
(vi) the delivery to Iroquois Bancorp of a certificate of an officer of First Niagara Financial relating to the foregoing conditions; (vii) the delivery by counsel to First Niagara Financial of an opinion with respect to certain matters, including, without limitation, the validity, binding effect and enforceability of the Agreement and Plan of Merger; and (viii) the deposit by First Niagara Financial of cash equal to the aggregate merger consideration with the exchange agent.

     The obligation of First Niagara Financial to consummate the merger is subject to the satisfaction of conditions corresponding to conditions (i) through (vii) described in the preceding paragraph with respect to Iroquois Bancorp. In addition, consummation of the merger by First Niagara Financial is subject to the following further conditions: (i) the lack of any material adverse change, since December 31, 1999, in the business or financial condition of Iroquois Bancorp; and (ii) the receipt by First Niagara Financial of an opinion of its counsel with respect to certain tax matters.

     The Agreement and Plan of Merger provides that any party may waive any condition to its obligation to consummate the merger.

     In addition, either party has the right to terminate the Agreement and Plan of Merger upon the occurrence of certain events or circumstances described therein. See "THE MERGER -- No Solicitation by Iroquois Bancorp" beginning at Page _____, and "THE MERGER -- Termination of the Agreement and Plan of Merger; Amendments" beginning at Page ____ for more information.

Conduct of Business Pending the Merger

     The shareholders of Iroquois Bancorp will retain their equity interests in Iroquois Bancorp until the effective date of the merger. Pursuant to the Agreement and Plan of Merger, Iroquois Bancorp is required to conduct its business in the usual, regular and ordinary course of business consistent with past practice and to use its best efforts to preserve Iroquois Bancorp's business. Iroquois Bancorp is further required to refrain from taking certain actions without the written consent of First Niagara Financial (except as expressly permitted under the Agreement and Plan of Merger). Pending the merger, Iroquois Bancorp may not take, among others, the following actions: (i) amend or change any provision of its certificate of incorporation, charter or bylaws; (ii) change the number of authorized or issued shares of its capital stock, including the grant or issuance of securities convertible into its capital stock, a split, combination or reclassification of its capital stock, a redemption or other acquisition of capital stock, or a declaration or setting aside of dividends in respect of such capital stock other than its regular quarterly dividend; (iii) grant any bonus or severance pay to Iroquois Bancorp employees or enter into, renew or amend employment or severance agreements with or increase the compensation payable to its officers, directors or employees; (iv) enter into, modify or increase contributions under any pension, retirement, stock option, profit sharing, deferred compensation, or other employee benefit, incentive or welfare plan, contract or arrangement in respect of its directors, officers or employees; (v) merge or consolidate Iroquois Bancorp or any of its subsidiaries with or into any other corporation, sell or lease all or substantially all of the business or assets of Iroquois Bancorp or any of its subsidiaries or acquire all or substantially all of the business or assets of any other person (other than in connection with a foreclosure or other collection action), enter into a purchase and assumption transaction with respect to deposits and liabilities, or establish any new branch office or permit the relocation of or surrender of certificate of authority with respect to any existing branch office; (vi) sell or otherwise dispose of all of its capital stock, sell or dispose of or permit any lien or other encumbrance on any asset of Iroquois Bancorp or any of its subsidiaries, or incur any indebtedness for borrowed money, in each case other than in the ordinary course of business; (vii) take any action which would result in any of Iroquois Bancorp's representations or warranties set forth in the Agreement and Plan of Merger not being true or in any of the conditions to the merger set forth in the Agreement and Plan of Merger not being satisfied;
(viii) change its accounting methods or practices; (ix) waive, release, grant or transfer any material rights or modify in any material respect any existing material agreement or indebtedness to which Iroquois Bancorp or any of its subsidiaries is a party other than in the ordinary course of business; (x) purchase any equity securities or any security inconsistent with Iroquois Bancorp's or any subsidiary's current investment policy, or otherwise alter the risk profile of its investment portfolios; (xi) other than existing commitments and renewals of existing lines of credit, make any new loan or other credit facility commitment in excess in the aggregate of $350,000 for unsecured loans and $2,000,000 for secured loans, or make individual loans in excess of per loan limits for specified types of loans set forth in the Agreement and Plan of Merger; (xii) enter into, renew, extend, or modify any transaction with any affiliate of Iroquois Bancorp; (xiii) enter into any hedging agreements or arrangements; (xiv) other than the execution of the Agreement and Plan of Merger and the transactions contemplated thereby, take any action that would give rise to a right of payment to any individual under any employment agreement; (xv) change any policy with regard to the extension of credit, the establishment of reserves, investment, asset management, or other material banking policies;
(xvi) other than the execution of the Agreement and Plan of Merger and the transactions contemplated thereby, take any action that would give rise to an acceleration of the right to payment under any Iroquois Bancorp employee benefit plan or arrangement; (xvii) make any capital expenditure in excess of $50,000 individually or $100,000 in the aggregate, other than pursuant to existing commitments or as necessary to maintain existing assets; (xviii) acquire or dispose of any assets or incur any liabilities other than in the ordinary course of business; (xix) sell any loan (other than loans secured by one- to four-family real estate) or Other Real Estate Owned properties (other than sales which generate a net book loss of not more than $20,000 per property); or (xx) agree to do any of the foregoing.

No Solicitation by Iroquois Bancorp

     The Agreement and Plan of Merger also provides that Iroquois Bancorp, its subsidiaries, and the officers, directors, employees, representatives, agents or affiliates of any of them, will not, directly or indirectly, (i) initiate, solicit, knowingly encourage, or take any other action to facilitate any inquiries or the making of any proposal, or enter into or maintain or continue discussions or negotiate with any person or entity in furtherance of any such inquiries or in solicitation of such a proposal, or agree to or endorse any such proposal, or authorize any of its officers, directors or employees or any of its subsidiaries or the outside advisors or other representatives of any of its subsidiaries to take any such action, and Iroquois Bancorp shall promptly notify First Niagara Financial of all inquiries or proposals which it or any such person receives, with respect to any (a) merger, consolidation, share exchange, business combination, or similar transaction by Iroquois Bancorp or any of its subsidiaries; (b) sale, lease, exchange, mortgage, pledge, transfer or other disposition of 20% or more of the assets of Iroquois Bancorp or any of its subsidiaries; (c) tender offer or exchange offer for 20% or more of the outstanding shares of Iroquois Bancorp's capital stock or the filing of a registration statement under the Securities Act in connection therewith; or (d) public announcement of a proposal, plan or intention, or any agreement to do any of the foregoing; or (ii) except to the extent that, in connection with the receipt by Iroquois Bancorp of any unsolicited written, bona fide proposal to acquire Iroquois Bancorp or any of its subsidiaries, (A) Iroquois Bancorp receives a written opinion from its independent financial advisor that such proposal is superior to the Iroquois Bancorp shareholders, from a financial point of view, than the merger, (B) Iroquois Bancorp's board of directors determines in good faith, upon the advice of legal counsel, that such action is necessary for the board of directors to comply with its fiduciary duties to shareholders (any proposal satisfying both
(A) and (B) is called a "superior proposal"), (C) all information disclosed to the proposed acquiror is provided on a confidential basis and First Niagara Financial is notified prior to any such disclosure, and (D) the special meeting of Iroquois Bancorp shareholders has not yet taken place, engage or participate in negotiations with, provide any nonpublic information or data to, or have any discussions with, any person other than First Niagara Financial relating to an acquisition proposal. However, the Agreement and Plan of Merger also provides that the foregoing restrictions shall not prohibit Iroquois Bancorp's board of directors from taking, and disclosing to Iroquois Bancorp's shareholders, a position with respect to an acquisition proposal pursuant to the applicable Securities and Exchange Commission proxy statement or tender offer rules or from terminating the Agreement and Plan of Merger to enter into any agreement for an unsolicited acquisition proposal, if Iroquois Bancorp's board of directors, in exercising its fiduciary duties under applicable law as advised by counsel, and after consultation with its financial advisors, determines that the acquisition proposal is a "superior proposal."

Additional Agreements

     In the Agreement and Plan of Merger, Iroquois Bancorp has made certain additional covenants, including, among other things (i) to afford First Niagara Financial reasonable access to Iroquois Bancorp's properties and personnel; (ii) to disclose to First Niagara Financial such documents relating to Iroquois Bancorp as First Niagara Financial may reasonably request and to advise First Niagara Financial of the occurrence of certain material events; (iii) to cooperate with First Niagara Financial to obtain all necessary regulatory approvals; (iv) to provide First Niagara Financial with a list of its nonperforming assets and to establish reasonable reserves with respect to expected merger-related costs; (v) to submit the Agreement and Plan of Merger to its shareholders for adoption, to hold a special meeting of its shareholders to act on the Agreement and Plan of Merger and, subject to the fiduciary obligations of the board of directors, to recommend the adoption of the Agreement and Plan of Merger to its shareholders; (vi) to cooperate with First Niagara Financial with respect to the conversion of its data processing and electrical information systems; (vii) to terminate its Employee Stock Ownership Plan and pay all outstanding indebtedness related thereto; and (viii) to use its best efforts to cause all things necessary, proper and advisable for the consummation of the merger to occur, including obtaining any necessary third party waivers, consents and approvals, retaining a proxy solicitor, and affording First Niagara Financial access to meetings of the boards of directors of Iroquois Bancorp and its subsidiaries.

     First Niagara Financial has made certain additional covenants to Iroquois Bancorp, including, among other things, (i) to cooperate with Iroquois Bancorp to obtain all necessary regulatory approvals; (ii) to use its best efforts to preserve its business organization, relationships with its employees, and the goodwill of its customers, and not to take certain extraordinary transactions set forth in the Agreement and Plan of Merger; (iii) to cooperate with Iroquois Bancorp with respect to the conversion of its data processing and electronic information systems; (iv) to advise Iroquois Bancorp of the occurrence of certain material events; and (v) to use its best efforts to cause all things necessary, proper and advisable for the consummation of the merger to occur, including assisting Iroquois Bancorp obtain all necessary third party waivers, consents and approvals.

     Additionally, pending the merger, Iroquois Bancorp and First Niagara Financial have agreed to cooperate in the preparation and distribution of press releases and other public announcements relating to the merger, to maintain reasonable levels of insurance, to maintain their respective books and records in accordance with generally accepted accounting principles, to deliver to each other copies of all documents required for filing with the Securities and Exchange Commission, and to file all requisite tax returns and pay all amounts due thereunder.

Termination of the Agreement and Plan of Merger; Amendments

     The Agreement and Plan of Merger provides that it may be terminated at any time, whether before or after approval by Iroquois Bancorp's shareholders: (i) by mutual consent of Iroquois Bancorp and First Niagara Financial; (ii) by either First Niagara Financial or Iroquois Bancorp if (a) there is a material breach of the Agreement and Plan of Merger by the other party that remains uncured for 30 days, (b) the merger shall not have been consummated on or before January 31, 2001, (c) any action shall have been taken by any regulatory authority to enjoin or deny approval of the merger through no failure of the parties to perform their obligations under the Agreement and Plan of Merger, (d) there has been no superior proposal but the shareholders of Iroquois Bancorp do not approve the merger at the special meeting, or (e) Iroquois Bancorp decides, based upon advice of legal counsel, to accept a superior proposal; or (iii) by First Niagara Financial if Iroquois Bancorp's board of directors fails to recommend or withdraws, modifies or changes its recommendation to adopt the Agreement and Plan of Merger in a manner adverse to First Niagara Financial.

     The Agreement and Plan of Merger may be modified or amended by an agreement signed by the parties. However, under applicable law, no amendment may be made after adoption by Iroquois Bancorp's shareholders if such amendment would, by law, require shareholder approval. Therefore, it is the intention of management of Iroquois Bancorp to submit any amendment that might have a material adverse effect on the rights of shareholders to the shareholders for approval. The Agreement and Plan of Merger expressly permits the waiver or extension of any term, provision or condition in writing by the party entitled to the benefits thereof.

Expenses Payable Upon Termination

     The Agreement and Plan of Merger generally provides that each party thereto shall separately bear its own expenses incurred in the negotiation and performance of the Agreement and Plan of Merger. However, in the event of a willful breach of any representation, warranty, covenant or agreement contained in the Agreement and Plan of Merger, the breaching party will be liable for all damages, costs and expenses of the non-breaching party incurred as a result of or in connection with such breach.

Certain Regulatory Matters

     In order for the merger to occur, the Board of Governors of the Federal Reserve Board must approve the acquisition of Iroquois Bancorp by First Niagara Financial because as a result of the merger, First Niagara Financial, a registered bank holding company, will acquire control of Iroquois Bancorp, another bank holding company, as well as Cayuga Bank and Homestead Savings. Further, the Federal Deposit Insurance Corporation must approve the consummation of the merger transactions contemplated by the Agreement and Plan of Merger. In addition, the New York State Banking Board must approve the transaction because Banking Board approval is required for First Niagara Financial to control Cayuga Bank and Homestead Savings. First Niagara Financial has filed or will file applications for those approvals. The merger may not be consummated unless First Niagara Financial and Iroquois Bancorp obtain these approvals. In addition, there is a 30-day waiting period after the Federal Reserve Board approves the transaction (which the Federal Reserve Board may, in its discretion, shorten to 15 days) before the merger can become effective.

     Iroquois Bancorp and First Niagara Financial do not believe that any additional regulatory filings in the United States, other than certain filings with the Securities and Exchange Commission and the filing of the certificate of merger with the New York Secretary of State and the Delaware Secretary of State, are required with respect to the merger. Consummation of the merger is conditioned upon, among other things, the absence of any preliminary or permanent injunction or other order issued by any court or other judicial or administrative body of competent jurisdiction which prohibits or prevents consummation of the merger.

Certain Federal Income Tax Consequences of the Merger

     The following summary is a general discussion of certain anticipated United States federal income tax consequences of the merger to Iroquois Bancorp shareholders. The summary assumes that shareholders are individuals or corporations who do not have a special tax status (e.g., dealers in securities, nonresident aliens, individual retirement accounts, or tax-exempt organizations). The discussion is based upon existing federal tax law and does not address any state, local or foreign tax consequences of the merger. The discussion also does not describe certain special tax rules that may apply to shareholders who acquired their stock pursuant to incentive stock options or other stock compensation arrangements.

     The exchange by shareholders of their shares of common stock for the merger consideration pursuant to the merger will be a taxable transaction for federal income tax purposes. A shareholder whose shares are exchanged generally will recognize gain or loss equal to the difference between the amount of cash received pursuant to the merger and his or her adjusted tax basis in the shares exchanged therefor. Such gain or loss will constitute capital gain or loss if the shares exchanged in the merger were held as capital assets. Capital gain or loss will constitute long-term capital gain or loss if the shareholder's holding period with respect to the shares is greater than one year and otherwise will constitute short-term capital gain or loss.

     Under current federal income tax law, the highest marginal tax rate applicable to ordinary income of individuals is 39.6%, and the highest rate applicable to corporations is 35%. Net capital gains (the excess of net long-term capital gains over net short-term capital losses) generally are taxed at rates up to 20% for individuals and at the regular corporate rates for corporations. The excess of net short-term capital gains (the excess of short-term capital gains over short-term capital losses) over net long-term capital losses (the excess of long-term capital losses over long-term capital gains) generally is taxed at the same rates as ordinary income for both individuals and corporations, as applicable. Corporations may use capital losses only against capital gains. Individuals may use capital losses only against capital gains and up to $3,000 of ordinary income (married individuals filing separate returns may each only apply capital losses against up to $1,500 of ordinary income). Compensatory stock option holders whose options are canceled in connection with the merger in exchange for a cash payment will recognize ordinary compensation income in the amount of such cash payment. Iroquois Bancorp will be required to withhold applicable federal and state taxes from such payment.

     SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE FEDERAL, STATE, LOCAL AND OTHER TAX CONSEQUENCES OF THE MERGER, INCLUDING POTENTIAL AND RECENT CHANGES OF LAW. THE FOREGOING SUMMARY IS INTENDED AS A GENERAL DESCRIPTION ONLY OF CERTAIN MATERIAL TAX CONSEQUENCES AND DOES NOT CONSIDER THE PARTICULAR CIRCUMSTANCES OF EACH SHAREHOLDER.

Accounting Treatment of the Merger

     The merger will be accounted for under the "purchase" method whereby the purchase price paid for common stock will be allocated based upon the fair value of the assets acquired and the liabilities assumed pursuant to the merger as of the effective date of the merger.


                                   BUSINESS

General

     Iroquois Bancorp is a bank holding company, incorporated as a New York corporation, which commenced operations in 1990 and now operates two wholly-owned financial institution subsidiaries: Cayuga Bank, a New York state-chartered commercial bank and trust company, and The Homestead Savings FA, a federally-chartered savings association. Iroquois Bancorp is headquartered in Auburn, New York, the largest city and business center of Cayuga County. Iroquois Bancorp's [202] employees serve over 39,000 customers through 14 offices located throughout its market areas.

Operations

     Iroquois Bancorp, through its two subsidiary banks and their respective subsidiaries, is engaged solely in the business of providing financial services to consumers and businesses. Iroquois Bancorp caters to the particular needs of its market areas through its subsidiaries, offering a broad range of financial products and services. Loan products offered by Iroquois Bancorp include mortgages, home equity loans and lines of credit, consumer installment loans, credit cards, student loans, and commercial loans; deposit products include savings, checking and time deposits, money market accounts, a range of deposits for municipalities or other public corporations, and mortgage escrow accounts. Iroquois Bancorp also provides insurance agency services, investment brokerage services, trust services and safe deposit facilities.

     Iroquois Bancorp's market area primarily covers the Central New York counties of Cayuga, Oswego and Oneida. Cayuga and Oswego counties are part of the Syracuse MSA, which also includes Onondaga and Madison counties. Oneida County is part of the Utica MSA, which also includes Herkimer County. Iroquois Bancorp's residential mortgage lending extends to Monroe County, a part of the Rochester MSA, and parts of Seneca and Onondaga counties through a broker network, as well as to Old Forge and Lake Placid, NY, through loan production offices.

Iroquois Bancorp Developments

     Iroquois Bancorp's significant developments during 1999 were as follows:

 .    Iroquois Bancorp relocated its South Utica Homestead Savings branch office to a new facility in New Hartford with higher visibility and greater customer sales and service potential. Iroquois Bancorp also relocated its Rome Homestead Savings office to temporary quarters, awaiting the completion of construction of its new Rome office facility.

 .    Iroquois Bancorp continued to improve asset quality with significant reductions in nonperforming loans and delinquency levels that are at their lowest levels in years.

 .    Iroquois Bancorp successfully introduced several new home equity loan products which contributed to loan growth in 1999, and enhanced its commercial banking product line with the introduction of competitive cash management and commercial sweep accounts.

 .    Iroquois Bancorp increased trust accounts by $20 million, or 44%, enhancing the base of its trust business, and increased average municipal deposits by 29%, further increasing its base of large, local deposits and its ability to fund local loan growth with local deposits.

Products and Services

     The primary markets served by both Cayuga Bank and Homestead Savings are towns and small cities in central New York with populations ranging from 1,500 to 60,000. Iroquois Bancorp's markets are typically stable and lower growth communities where residents continue to place a high value on loyalty and personal service. The market demographics of these communities contribute significantly to Iroquois Bancorp's ability to compete and build its franchise.

     Mortgage loans represent the largest portion of Iroquois Bancorp's loan portfolio. The subsidiary banks offer a wide range of consumer loans, consisting of auto loans, fixed-rate home equity and home improvement loans, overdraft protection, credit cards, and other personal installment loans. The subsidiary banks offer home equity lines of credit, providing customers with immediately accessible funds through check writing privileges against a line of credit secured by a lien on residential real estate. The home equity lines of credit offered by the subsidiary banks carry variable rates of interest, tied to the prime rate, and reprice generally within periods of one month to five years. Currently, Cayuga Bank is the only subsidiary of Iroquois Bancorp to offer commercial lending. Cayuga Bank offers a variety of loan products to its business customers, including notes, lines of credit, installment loans, and an accounts receivable management program. With Cayuga Bank's new business sweep product, customers purchase interests in government securities owned by Cayuga Bank, which are repurchased by the bank the following day. The customer benefits by being able to invest excess checking balances in interest-bearing investments and the bank benefits by offering a competitive product and retaining access to a relationship-based funding source.

     The composition of Iroquois Bancorp's loan portfolio remains very conservative, with residential mortgages the largest category at 66%. Home equity lines of credit make up 6% of Iroquois Bancorp's loan portfolio at the end of 1999, consumer loans represent 11%, and almost equal shares in commercial mortgage and commercial loans make up the balance. This portfolio mix keeps the conservative character of the portfolio intact while enhancing its profitability through a prudent blend of higher yielding, shorter term loan categories.

     The securities available for sale by Iroquois Bancorp, which are carried at fair value, consist primarily of obligations of the U.S. Government, states and
municipalities and adjustable rate mortgage-backed securities.   The objective
of Iroquois Bancorp's investment strategy is to maintain securities portfolios at each subsidiary bank that provide a source of liquidity through maturities and selling opportunities, contribute to overall profitability, support pledging requirements, and provide a balance to interest rate and credit risk in other categories of the balance sheet. Iroquois Bancorp does not engage in securities trading or derivatives activities in carrying out its investment strategies.

Sources of Funds

     Iroquois Bancorp's principal source of revenue is net interest income. Net interest income represents the difference between income from interest-earning assets, primarily loans and securities, and the expense of interest-bearing liabilities, primarily deposits and borrowings.

     Customer deposits, consisting of interest-bearing time deposits, savings, money market, NOW accounts, and non-interest bearing checking accounts,
represent the primary source of asset funding for the subsidiary banks.   Other
sources of funds include securities sold under agreements to repurchase and short term borrowings or term advances under agreements with the Federal Home Loan Bank.

Regulation and Supervision

     The earnings of the subsidiary banks, and therefore the earnings of Iroquois Bancorp, are affected by policies of regulatory authorities, most significantly the Federal Reserve Board, which implements policies to influence interest rates and the supply of money and credit in the banking system. The Federal Reserve Board's monetary policies strongly influence the behavior of interest rates and can have a significant effect on the operating results of banks, primarily through the Federal Reserve Board's policies that have a direct impact on interest rates. The effects of various Federal Reserve Board policies on future business and earnings of Iroquois Bancorp cannot be predicted, nor can the nature or extent of any effects of possible future governmental controls, legislative or regulatory changes that may be implemented by the Federal Reserve Board or any of the other regulatory agencies with jurisdiction over Iroquois Bancorp or its subsidiaries.

     As sole shareholder of Cayuga Bank, under federal law Iroquois Bancorp is a bank holding company subject to the jurisdiction of the Federal Reserve Board. Iroquois Bancorp also falls within the definition of a thrift holding company as sole shareholder of Homestead Savings, under the jurisdiction of the Office of Thrift Supervision. Under the provisions of the Economic Growth and Regulatory Paperwork Reduction Act of 1996, the Office of Thrift Supervision adopted rules applicable to holding companies that qualify as both a bank and a thrift holding company, and the Office of Thrift Supervision no longer supervises a holding company that controls both a bank and a savings association if it is registered with the Federal Reserve Board. Accordingly, under federal law, Iroquois Bancorp files all reports with and is subject to regulation, examination, and supervision solely by the Federal Reserve Board even though it continues to own a savings association. The Office of Thrift Supervision, however, continues to be the primary regulatory authority for Homestead Savings, Iroquois Bancorp's wholly-owned savings association subsidiary.

     Iroquois Bancorp also has been and continues to be a bank holding company for purposes of state law and, as such, is subject to regulation, examination, and supervision by the New York State Banking Department.

     Cayuga Bank operates as a commercial bank, chartered as a New York State trust company, and is subject to regulation, supervision and examination by the New York State Banking Department as its primary regulatory authority and by the Federal Deposit Insurance Corporation. As described above, Homestead Savings is subject to regulation, supervision and examination by the Office of the Thrift Supervision as its primary regulatory authority. Cayuga Bank's deposits are insured by the Bank Insurance Fund and Homestead Savings' deposits are insured by the Savings Association Insurance Fund, each of which is operated by the Federal Deposit Insurance Corporation.

     In November, 1999, the Gramm-Leach-Bliley Act of 1999 was signed into law, representing a sweeping reform of financial services regulation and permitting the creation of new financial services holding companies that can offer a full range of financial products pursuant to regulatory reform based on functional regulation of financial services. The legislation eliminates the legal barrier to affiliations among banks and securities firms, insurance companies, and other financial services companies and provides financial organizations with flexibility in structuring these new affiliations while preserving appropriate safeguards through regulation.

     Although Iroquois Bancorp believes that it maintains operating procedures satisfactory to comply with such regulations relating to such compliance, maintains liability insurance, and to date has not had any material claim or expense relating to such compliance, there can be no assurance that significant compliance costs may not be incurred by Iroquois Bancorp and any such costs incurred may have a material adverse affect on Iroquois Bancorp's earnings.

Properties

     Iroquois Bancorp's properties are all located in Central New York. Six banking office facilities are utilized by Cayuga Bank: three in Auburn, one in Weedsport, one in Moravia, and one in Lacona, all of which are owned by Cayuga Bank. Iroquois Bancorp has one office in Rome, one office in Utica, one office in New Hartford, one office in Waterville, and one office in Clinton. The

Rome, Utica, Waterville and Clinton offices are each owned and utilized as a banking office by Homestead Savings. The New Hartford banking office facility is owned by Homestead Savings with a ground lease of the land.

Competition

     Because the primary business of Iroquois Bancorp is the ongoing business of its subsidiaries, the competitive conditions faced by Iroquois Bancorp are primarily those of the subsidiary banks as financial institutions in their respective geographic markets. Within their respective markets, the subsidiary banks encounter intense competition from other financial institutions offering comparable products. Iroquois Bancorp's competition with a physical presence, "bricks and mortar" financial institutions, consists primarily of larger regional or super-regional commercial banks and some smaller savings institutions. These competitors include commercial banks, savings banks, savings and loan associations, and credit unions. Competition for the broader range of financial services provided by the subsidiaries also comes from non-banking entities such as personal loan companies, sales finance companies, leasing companies, securities brokers and dealers, insurance companies, mortgage companies, and money market and mutual fund companies. It is expected that this competition will intensify with financial modernization, the redeployment of technology dollars from Y2K concerns to new product and delivery technologies, and investor expectations for growth.

     To differentiate itself from other companies in its market areas, Iroquois Bancorp places strong emphasis on providing customers with highly personalized service and products tailored to the needs of its retail and commercial customers. The subsidiaries also utilize personal sales calls, convenient hours and locations, and relationship-based products and services to enhance customer retention and loyalty. Additionally, to remain competitive with larger "bricks and mortar" competitors and national providers of financial services, Iroquois Bancorp has continued to invest in technology and the development of new and improved products. During 1999, Iroquois Bancorp broadened its commercial banking services by adding a cash management product and commercial sweep accounts.

Employees

     As of _________, 2000, Iroquois Bancorp had a total of [202] employees located at 14 offices. Iroquois Bancorp has never had a work stoppage and none of its employees is represented by a labor organization. Iroquois Bancorp believes that it provides working conditions, wages and benefits that are competitive with other providers of similar products and services, and considers its employee relations to be excellent.

Legal Proceedings

     Neither Iroquois Bancorp nor any of its subsidiaries is presently a party to any litigation (i) that is not covered by insurance or (ii) which singly or in the aggregate would have a material adverse effect on Iroquois Bancorp's financial condition and results of operations.


                             NO DISSENTERS RIGHTS

     Holders of the common stock do not have a right to dissent under New York law in connection with the merger. Section 910(a)(1)(A)(iii) of the New York Business Corporation Law provides, in relevant part, that the right to dissent and receive payment of the fair value of shares shall not be available to a shareholder for shares which, like Iroquois Bancorp's shares of common stock, were designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. at the record date fixed for the special meeting.


          PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT


     The following tables set forth, as of ______________, 2000, certain information regarding the beneficial ownership of Iroquois Bancorp's common stock, as of the record date, by (i) each person known by Iroquois Bancorp to be the beneficial owner of more than five percent of the outstanding common stock (without taking into account shares of Iroquois Bancorp's common stock that First Niagara Financial may be deemed to beneficially own as a result of the voting agreement), (ii) each of Iroquois Bancorp's directors and executive officers, and (iii) all directors and executive officers of Iroquois Bancorp as a group. The nature of beneficial ownership shown in the tables is, unless otherwise noted, shares for which the owner has sole voting and sole investment power. Beneficial ownership as set forth in these tables includes 115,000 presently exercisable options to purchase shares of Iroquois Bancorp common stock. On the effective date of the merger, each outstanding option to purchase common stock will be canceled and will be converted into the right to receive the difference between the merger consideration and the exercise price for those options. However, the options listed in the following tables do not represent shares of common stock entitled to vote at the special meeting. Only shares actually held by such persons as of the record date, and not options to acquire common stock, will be counted for purposes of voting at the special meeting. Ownership information is based upon information furnished by the respective persons listed.

Owners of More Than 5% of the Outstanding Common Stock
------------------------------------------------------




                                                              Amount and Nature of        Percentage
                                                              --------------------        ----------
         Name and Address                                     Beneficial Ownership         of Class
-----------------------------------                           --------------------         --------

The Baird Family                                                    230,606(1)               9.52
c/o Brian D. Baird
120 Delaware Avenue
Buffalo, New York  14202

Iroquois Bancorp Inc.                                               175,399(2)               7.24
Employee Stock Ownership Plan
115 Genesee Street


Directors and Executive Officers
--------------------------------





                                                                                                Percentage
                                                                  Amount and Nature of          ----------
               Name                     Position Held             Beneficial Ownership           of Class
               ----                  --------------------      --------------------------        --------
Joseph P. Ganey                      Chairman of the                        62,161(3)              2.57
                                     Board

Richard D. Callahan                  President and CEO,                     78,729(4)              3.25
                                     Vice Chairman of
                                     the Board

Brian D. Baird                       Director                              230,606(1)              9.52

Robert B. Bantle                     Senior Vice                               327                 *
                                     President

John Bisgrove, Jr.                   Director                                9,709                 *

Peter J. Emerson                     Director                               51,949(5)              2.15

Arthur A. Karpinski                  Director                               24,740                 1.02

Henry D. Morehouse                   Director                                9,405(6)              *

Marianne R. O'Connor                 Treasurer and CFO                      35,553(7)              1.47%

Edward D. Peterson                   Director                                9,735                 *

W. Anthony Shay, Jr.                 Vice President                         14,566(8)              *

Lewis E. Springer, II                Director                               68,481                 2.83

                                                                                                Percentage
                                                                  Amount and Nature of          ----------
               Name                     Position Held             Beneficial Ownership           of Class
               ----                  --------------------      --------------------------        --------

All directors and executive
officers as a group                                                     595,961(9)                24.61


* Less than 1%

(1) Such shares are beneficially owned either directly or as trustees or custodians for other family members or as trustees of the Cameron Baird Foundation. The respective beneficial owners have sole investment and voting power with respect to their shares.
(2) Such shares are held in trust for the participants in the plan who are the beneficial owners and who direct the voting of their allocated shares in the trust. All unallocated shares in the trust are voted by the independent trustee.
(3) Includes 6,455 shares held jointly with spouse.
(4) Includes 1,756 shares held jointly with spouse, 4,288 shares held by spouse, and presently exercisable options to acquire 69,400 shares of common stock.
(5) Includes 36,000 shares held by the F.L. Emerson Foundation, Inc., of which he is a director and as to which he disclaims beneficial ownership.
(6) Includes 2,655 shares held jointly with spouse.
(7) Includes 1,854 shares held jointly with spouse, 223 shares held as custodian for minor children, and presently exercisable options to acquire 16,300 shares of common stock.
(8) Includes 3,242 shares owned jointly with spouse, and presently exercisable options to acquire 8,900 shares of common stock.
(9) Includes presently exercisable options to acquire 94,600 shares of common stock.


                             SHAREHOLDER PROPOSALS

    If the merger is consummated, Iroquois Bancorp will not hold an annual meeting of shareholders in 2001. However, if the merger is not consummated and the 2001 annual meeting of shareholders is held, all proposals of shareholders intended to be presented at the 2001 annual meeting must be received by Iroquois Bancorp at the address on the cover of this proxy statement no later than December 1, 2000, in order to be included in the proxy statement and form of proxy for the 2001 annual meeting. All such proposals shall be subject to the proxy rules adopted under the Securities Exchange Act of 1934. With respect to any proposal not required to be included in the proxy statement under the rules of the Securities and Exchange Commission, management will be permitted to exercise discretionary voting power for all proxies and to vote against the proposal unless notice of such proposal is received by Iroquois Bancorp at the address on the cover of this proxy statement no later than February 14, 2001.

                                 OTHER MATTERS

     Management knows of no other business to be transacted at the special meeting, but, if any other matters do properly come before the special meeting, the persons named as proxies or their substitute will vote or act with respect to such other matters in accordance with the direction of a majority of the board of directors of Iroquois Bancorp.

                                    By Order of the Board of Directors

                                    /s/ Kathleen A. Manley
                                    -------------------------------
                                    Kathleen A. Manley
                                    Corporate Secretary

                                                                         ANNEX I

                         AGREEMENT AND PLAN OF MERGER

                                By and Between

                             NIAGARA BANCORP, INC.

                           FIRST NIAGARA MERGER CORP

                                      And

                            IROQUOIS BANCORP, INC.


                          DATED AS OF MARCH  26, 2000

                         AGREEMENT AND PLAN OF MERGER

                               TABLE OF CONTENTS

                                                                                             Page
                                            ARTICLE I
                                       CERTAIN DEFINITIONS

Section 1.01  Definitions................................................................      1

                                           ARTICLE II
                               THE MERGER AND EXCHANGE OF SHARES

Section 2.01  Effects of Merger; Surviving Corporation...................................      6
Section 2.02  Conversion of Shares.......................................................      6
Section 2.03  Exchange Procedures........................................................      7
Section 2.04  Stock Options..............................................................      8

                                          ARTICLE III
                             REPRESENTATIONS AND WARRANTIES OF IROQ

Section 3.01  Organization...............................................................      8
Section 3.02  Capitalization.............................................................      8
Section 3.03  Authority; No Violation....................................................      9
Section 3.04  Consents...................................................................      9
Section 3.05  Financial Statements.......................................................     10
Section 3.06  Taxes......................................................................     10
Section 3.07  No Material Adverse Effect.................................................     10
Section 3.08  Contracts..................................................................     10
Section 3.09  Ownership of Property; Insurance Coverage..................................     11
Section 3.10  Legal Proceedings..........................................................     12
Section 3.11  Compliance With Applicable Law.............................................     12
Section 3.12  ERISA......................................................................     13
Section 3.13  Brokers, Finders and Financial Advisors....................................     14
Section 3.14  Environmental Matters......................................................     14
Section 3.15  Loan Portfolio.............................................................     15
Section 3.16  Securities Documents.......................................................     15
Section 3.17  Related Party Transactions.................................................     16
Section 3.18  Schedule of Termination Benefits...........................................     16
Section 3.19  Deposits...................................................................     16
Section 3.20  Antitakeover Provisions Inapplicable; Required Vote of Stockholders........     16
Section 3.21  Fairness Opinion...........................................................     16
Section 3.22  Administration of Fiduciary Accounts.......................................     16
Section 3.23  Derivative Transactions....................................................     16

                                            ARTICLE IV
                        REPRESENTATIONS AND WARRANTIES OF NIAGARA BANCORP

Section 4.01  Organization...............................................................      17
Section 4.02  Capitalization.............................................................      17
Section 4.03  Authority; No Violation....................................................      17
Section 4.04  Consents...................................................................      18
Section 4.05  Compliance with Applicable Law.............................................      18
Section 4.06  Information to be Supplied.................................................      18
Section 4.07  Financing..................................................................      18

                                             ARTICLE V
                                     COVENANTS OF THE PARTIES

Section 5.01  Conduct of IROQ's Business.................................................      19
Section 5.02  Access; Confidentiality....................................................      21
Section 5.03  Regulatory Matters and Consents............................................      22
Section 5.04  Taking of Necessary Action.................................................      22
Section 5.05  Certain Agreements.........................................................      22
Section 5.06  No Other Bids and Related Matters..........................................      23
Section 5.07  Duty to Advise; Duty to Update IROQ Disclosure Schedules...................      24
Section 5.08  Conduct of Niagara Bancorp's Business......................................      24
Section 5.09  Board and Committee Minutes................................................      25
Section 5.10  Undertakings by IROQ and Niagara Bancorp...................................      25
Section 5.11  Employee and Termination of Benefits; Directors and Management.............      27
Section 5.12  Duty to Advise; Duty to Update Niagara Bancorp's Disclosure Schedule.......      27
Section 5.13  Governance and Related Matters.............................................      27

                                            ARTICLE VI
                                            CONDITIONS

Section 6.01  Conditions to IROQ's Obligations under this Agreement......................      28
Section 6.02  Conditions to Niagara Bancorp's Obligations under this Agreement...........      28

                                          ARTICLE VII
                              TERMINATION, WAIVER AND AMENDMENT

Section 7.01  Termination................................................................      29
Section 7.02  Effect of Termination......................................................      30

                                  ARTICLE VIII
                                 MISCELLANEOUS

Section 8.01  Expenses...................................................................      30
Section 8.02  Non-Survival of Representations and Warranties.............................      30
Section 8.03  Amendment, Extension and Waiver............................................      30
Section 8.04  Entire Agreement...........................................................      31
Section 8.05  No Assignment..............................................................      31
Section 8.06  Notices....................................................................      31
Section 8.07  Captions...................................................................      31
Section 8.08  Counterparts...............................................................      31
Section 8.09  Severability...............................................................      32
Section 8.10  Specific Performance.......................................................      32
Section 8.11  Governing Law..............................................................      32




Exhibits:
    Exhibit A          Stock Option Agreement
    Exhibit B          Form of IROQ Voting Agreement
    Exhibit 6.1        Form of Opinion of Counsel for Niagara Bancorp
    Exhibit 6.2        Form of Tax Opinion of Counsel for Niagara Bancorp
    Exhibit 6.3        Form of Opinion of Counsel for IROQ

                         AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of March 26, 2000, is by and among Niagara Bancorp, Inc., a Delaware corporation ("Niagara Bancorp"), First Niagara Merger Corp, a wholly-owned subsidiary of Niagara Bancorp incorporated under the laws of the State of Delaware, and Iroquois Bancorp, Inc., a New York corporation ("IROQ"). Each of Niagara Bancorp, First Niagara Merger Corp and IROQ is sometimes individually referred to herein as a "party," and Niagara Bancorp, First Niagara Merger Corp and IROQ are sometimes collectively referred to herein as the "parties."

                                   RECITALS

     WHEREAS, Niagara Bancorp, a registered bank holding company, with principal offices in Lockport, New York, owns all of the issued and outstanding capital stock of First Niagara Bank, a New York chartered savings bank (formerly Lockport Savings Bank) ("First Niagara"), with principal offices in Lockport, New York.

     WHEREAS, IROQ, a registered bank holding company, with principal offices in Auburn, New York, owns all of the issued and outstanding capital stock of Cayuga Bank ("CB"), a New York chartered commercial bank and trust company, with principal offices in Auburn, New York, and The Homestead Savings FA ("HSFA"), a federally-chartered savings association with principal offices in Utica, New York.

     WHEREAS, the Boards of Directors of the respective parties hereto deem it advisable and in the best interests of the respective stockholders to consummate the business combination transaction contemplated herein in which IROQ, subject to the terms and conditions set forth herein, shall be merged with and into First Niagara Merger Corp, with IROQ surviving the merger, to be followed by the merger of IROQ with and into Niagara Bancorp, with Niagara Bancorp surviving the merger (collectively referred to as the "Merger"); and

     WHEREAS, in connection with the execution of this Agreement, as an inducement to Niagara Bancorp to enter into this Agreement, IROQ and Niagara Bancorp have entered into a Stock Option Agreement dated as of even date herewith pursuant to which IROQ will grant Niagara Bancorp the right to purchase certain shares of IROQ Common Stock; and

     WHEREAS, the parties hereto desire to provide for certain undertakings, conditions, representations, warranties and covenants in connection with the Merger, and the other transactions contemplated by this Agreement, and the Stock Option Agreement (collectively, the "Merger Documents").

     NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties and covenants herein contained and intending to be legally bound hereby, the parties hereto do hereby agree as follows:


                                   ARTICLE I
                              CERTAIN DEFINITIONS

     Section 1.01 Definitions. Except as otherwise provided herein, as used in this Agreement, the following terms shall have the indicated meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Affiliate" means, with respect to any Person, any Person who directly, or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person and, without limiting the generality of the foregoing, includes any executive officer or director of such Person and any Affiliate of such executive officer or director.

          "Agreement" means this agreement, and any amendment or supplement hereto, which constitutes a "plan of merger" between Niagara Bancorp, First Niagara Merger Corp and IROQ.

          "Applications" means the applications for regulatory approval which are required by the transactions contemplated hereby.

          "BIF" means the Bank Insurance Fund administered by the FDIC.

          "BHCA" means the Bank Holding Company Act of 1956, as amended.

          "Closing Date" means the date determined by Niagara Bancorp, in its sole discretion, upon five (5) days prior written notice to IROQ, but in no event later than thirty (30) days after the last condition precedent pursuant to this Agreement has been fulfilled or waived (including the expiration of any applicable waiting period), or such other date as to which Niagara Bancorp and IROQ shall mutually agree.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Merger" means the merger of IROQ with and into First Niagara Merger Corp, with IROQ surviving the merger, to be followed by the merger of IROQ, as a wholly-owned subsidiary of Niagara Bancorp, with and into Niagara Bancorp, with Niagara Bancorp being the surviving corporation.

          "Department" means the Banking Department of the State of New York.

          "DGCL" means the Delaware General Corporation Law.

          "DOL" means the U.S. Department of Labor.

          "Environmental Laws" means any Federal or state law, statute, rule, regulation, code, order, judgement, decree, injunction, common law or agreement with any Federal or state governmental authority relating to (i) the protection, preservation or restoration of the environment (including air, water vapor, surface water, groundwater, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource), (ii) human health or safety relating to the presence of Hazardous Material, or (iii) exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of, Hazardous Material, in each case as amended and now in effect.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated from time to time thereunder.

          "Exchange Agent" means the entity selected by Niagara Bancorp and agreed to by IROQ, as provided in Section 2.03(a) of this Agreement.

          "FDIA" means the Federal Deposit Insurance Act, as amended.

          "FDIC" means the Federal Deposit Insurance Corporation.

          "FRB" means the Board of Governors of the Federal Reserve System.

          "First Niagara" means First Niagara Bank, Lockport, New York, formerly Lockport Savings Bank.

          "GAAP" means generally accepted accounting principles as in effect at the relevant date and consistently applied.

          "Hazardous Material" means any substance (whether solid, liquid or gas) which is or could be detrimental to human health or safety or to the environment, currently or hereafter listed, defined, designated or classified as hazardous, toxic, radioactive or dangerous, or otherwise regulated, under any Environmental Law, whether by type or by quantity, including any substance containing any such substance as a component. Hazardous Material includes, without limitation, any toxic waste, pollutant, contaminant, hazardous substance, toxic substance, hazardous waste, special waste, industrial substance, oil or petroleum, or any derivative or by-product thereof, radon, radioactive material, asbestos, asbestos-containing material, urea formaldehyde foam insulation, lead and polychlorinated biphenyl.

          "IROQ" means Iroquois Bancorp, Inc., a New York corporation.

          "IROQ Common Stock" means the common stock of IROQ described in
     Section 3.02(a).

          "IROQ Disclosure Schedules" means the Disclosure Schedules delivered by IROQ to Niagara Bancorp pursuant to Article III of this Agreement.

          "IROQ Financials" means (i) the audited consolidated financial statements of IROQ as of December 31, 1999 and 1998 and for the three years ended December 31, 1999, including the notes thereto, and (ii) the unaudited interim consolidated financial statements of IROQ as of each calendar quarter thereafter included in Securities Documents filed by IROQ.

          "IROQ Stock Option Plans" means the IROQ Amended and Restated 1996 Stock Option Plan and the IROQ Amended and Restated 1998 Stock Option Plan.

          "IROQ Regulatory Reports" means the Call Reports of CB and HFSA and accompanying schedules, as filed with the FDIC and the OTS, respectively, for each calendar quarter beginning with the quarter ended March 31, 1998, through the Closing Date, and all Annual Reports on Form FR Y-6, any Current Report on Form FR Y-6A filed with the FRB by IROQ from December 31, 1998 through the Closing Date.

          "IROQ Subsidiary" means any corporation, 50% or more of the capital stock of which is owned, either directly or indirectly, by IROQ, except any corporation the stock of which is held in the ordinary course of the lending activities of IROQ.

          "IRC" means the Internal Revenue Code of 1986, as amended.

          "IRS" means the Internal Revenue Service.

          "Loan Property" shall have the meaning given to such term in Section 3.14(b) of this Agreement.

          "Material Adverse Effect" shall mean, with respect to IROQ, any adverse effect on its assets, financial condition or results of operations which is material to its assets, financial condition or results of operations on a consolidated basis, except for any material adverse effect caused by (i) any change in the value of the assets of IROQ resulting from a change in interest rates generally, (ii) any individual or combination of changes occurring after the date hereof in any federal or state law, rule or regulation or in GAAP, which change(s) affect(s) financial institutions generally, or (iii) any action taken by IROQ or any IROQ Subsidiary at the request of Niagara Bancorp.

          "Merger Effective Date" means that date upon which the certificate of merger as to the merger of IROQ with and into First Niagara Merger Corp is filed with both the Delaware Office of the Secretary of State, in accordance with the of the DGCL, and the New York Department of State, in accordance with the NYBCL, or as otherwise stated in the certificates of merger.

          "Niagara Bancorp" means Niagara Bancorp, Inc., a Delaware Corporation. Niagara Bancorp will change its name to First Niagara Financial Group, Inc. following the annual meeting of stockholders to be held in May, 2000. References to Niagara Bancorp shall include First Niagara Financial Group, Inc. after the effectiveness of the name change.

          "Niagara Bancorp Common Stock" has the meaning given to that term in
     Section 4.02(a) of this Agreement.

          "Niagara Bancorp Disclosure Schedules" means the Disclosure Schedules delivered by Niagara Bancorp to IROQ pursuant to Article IV of this Agreement.

          "Niagara Bancorp Financials" means (i) the audited consolidated financial statements of Niagara Bancorp as of December 31, 1998 and 1997 and for the three years ended December 31, 1998, including the notes thereto, and (ii) the unaudited interim consolidated financial statements of Niagara Bancorp as of each calendar quarter thereafter included in Securities Documents filed by Niagara Bancorp

          "Niagara Bancorp Regulatory Reports" means the Call Reports of First Niagara and accompanying schedules, as filed with the FDIC, for each calendar quarter beginning with the quarter ended March 31, 1999, through the Closing Date, and all Annual Reports on Form FR Y-6, any Current Report of on Form FR Y-6A filed with the FRB by Niagara Bancorp from April 17, 1998 through the Closing Date.

          "Niagara Bancorp Option" means the option granted to Niagara Bancorp to acquire shares of IROQ Common Stock pursuant to the Stock Option Agreement.

          "Niagara Bancorp Subsidiary" means any corporation, 50% or more of the capital stock of which is owned, either directly or indirectly, by Niagara Bancorp or First Niagara, except any corporation the stock of which is held as security by First Niagara in the ordinary course of its lending activities.

          "NYBCL" means the New York Business Corporation Law.

          "OTS" means the Office of Thrift Supervision.

          "Participation Facility" shall have the meaning given to such term in
     Section 3.14(b) of this Agreement.

          "Person" means any individual, corporation, partnership, joint venture, association, trust or "group" (as that term is defined under the Exchange Act).

          "Previously Disclosed" shall mean disclosed in a writing by either party in (i) the Securities Documents filed with the SEC after December 31, 1998 and before the date hereof or (ii) a disclosure schedule (the "Disclosure Schedule") dated of even date herewith from the party making such disclosure and delivered to the other party prior to the execution of this Agreement. Any information disclosed by one party to the other for any purpose hereunder shall be deemed to be disclosed for all purposes hereunder. The inclusion of any matter in information Previously Disclosed shall not be deemed an admission or otherwise to imply that any such matter is material for purposes of this Agreement.

          "Proxy Statement" means the proxy statement, together with any supplements thereto, to be transmitted to holders of IROQ Common Stock in connection with the transactions contemplated by this Agreement.

          "Regulatory Agreement" has the meaning given to that term in Section
     3.11 of this Agreement.

          "Regulatory Authority" means any agency or department of any federal or state government, including without limitation the Superintendent, the FDIC, the FRB, the OTS, the SEC or the respective staffs thereof.

          "REIT Preferred Stock" means the preferred stock of Cayuga Funding Corporation, a New York corporation and a subsidiary of CB.

          "Rights" means warrants, options, rights, convertible securities and other capital stock equivalents which obligate an entity to issue its securities.

          "SAIF" means the Savings Association Insurance Fund administered by the FDIC.

          "SEC" means the Securities and Exchange Commission.

          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated from time to time thereunder.

          "Securities Documents" means all registration statements, schedules, statements, forms, reports, proxy material, and other documents filed or required to be filed under the Securities Laws.

          "Securities Laws" means the Securities Act and the Exchange Act.

          "Stock Option Agreement" means the Stock Option Agreement dated as of even date herewith pursuant to which IROQ has granted Niagara Bancorp the right to purchase certain shares of IROQ Common Stock and which is attached to this Agreement as Exhibit A thereto.

          "Subsidiary" means any corporation, 50% or more of the capital stock of which is owned, either directly or indirectly, by another entity, except any corporation the stock of which is held as security by either Niagara Bancorp or IROQ, as the case may be, in the ordinary course of its lending activities.

          "Superintendent" means the Superintendent of Banks of the State of New York, and where appropriate includes the State of New York Banking Department and the Banking Board of the State of New York.

                                  ARTICLE II
                       THE MERGER AND EXCHANGE OF SHARES

     Section 2.01  Effects of Merger; Surviving Corporation.

     (a)  (i)   On the Merger Effective Date, First Niagara Merger Corp shall merge with and into IROQ; the separate existence of First Niagara Merger Corp shall cease; IROQ shall be the surviving corporation in the Merger (the "Surviving Corporation") and a wholly-owned subsidiary of Niagara Bancorp; and all of the property (real, personal and mixed), rights, powers and duties and obligations of First Niagara Merger Corp shall be taken and deemed to be transferred to and vested in IROQ, as the Surviving Corporation in the Merger, without further act or deed; all in accordance with the applicable laws of the States of Delaware and New York.

          (ii) On the Merger Effective Date: the Certificate of Incorporation of the Surviving Corporation shall be amended and restated to read in its entirety as the Certificate of Incorporation of First Niagara Merger Corp, as in effect immediately prior to the Merger Effective Date; and the Bylaws of the Surviving Corporation shall be amended and restated to read in their entirety as the Bylaws of First Niagara Merger Corp, as in effect immediately prior to the Merger Effective Date, until thereafter altered, amended or repealed in accordance with applicable law.

          (iii) On the Merger Effective Date, the directors of First Niagara Merger Corp duly elected and holding office immediately prior to the Effective Date shall be the directors of the Surviving Corporation in the Merger, each to hold office until his or her successor is elected and qualified or otherwise in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation.

          (iv) On the Merger Effective Date, the officers of First Niagara Merger Corp duly elected and holding office immediately prior to the Effective Date shall be the officers of the Surviving Corporation in the Merger, each to hold office until his or her successor is elected and qualified or otherwise in accordance with the Certificate of Incorporation and the Bylaws of the Surviving Corporation.

     (b) Notwithstanding any provision of this Agreement to the contrary, Niagara Bancorp may elect, subject to the filing of all necessary applications and the receipt of all required regulatory approvals, to modify the structure of the transactions contemplated hereby, and the parties shall enter into such alternative transactions, so long as (i) there are no adverse tax consequences to any of the stockholders, directors or officers of IROQ as a result of such modification, (ii) the Merger Consideration, the treatment of stock options pursuant to Section 2.04, and the obligations under Sections 5.11 and 5.13 are not thereby changed or reduced in amount because of such modification, (iii) such modification will not be likely to materially delay or jeopardize receipt of any required regulatory approvals, (iv) it does not result in any representation or warranty of any party set forth in this Agreement becoming incorrect in any material respect, and (v) it does not diminish the benefits of any officer, director or employee of IROQ pursuant to this Agreement or any separate agreement contemplated hereby.

     Section 2.02  Conversion of Shares.    Subject to Section 6.03, at the
Merger Effective Date, by virtue of the Merger and without any action on the part of IROQ or the holders of shares of IROQ Common Stock:

     (i) Each outstanding share of IROQ Common Stock issued and outstanding at the Merger Effective Date, except as provided in clause (ii) of this Section, shall cease to be outstanding, shall cease to exist and shall be converted into the right to receive $33.25 in cash (referred to as the "Merger Consideration").

     (ii) Any shares of IROQ Common Stock which are owned or held by either party hereto or any of their respective Subsidiaries (other than in a fiduciary capacity or in connection with debts previously contracted) at the Merger Effective Date shall cease to exist, the certificates for such shares shall as promptly as practicable be canceled, such shares shall not be converted into the Merger Consideration, and no cash or shares of capital stock of Niagara Bancorp shall be issued or exchanged therefor.

     (iii) Each share of Niagara Bancorp Common Stock issued and outstanding immediately before the Merger Effective Date shall remain an outstanding share of Common Stock of Niagara Bancorp.

     (iv) The holders of certificates representing shares of IROQ Common Stock (any such certificate being hereinafter referred to as a "Certificate") shall cease to have any rights as stockholders of IROQ, except such rights, if any, as they may have pursuant to this Agreement or applicable law.

     Section 2.03  Exchange Procedures.

     (a) As promptly as practicable after the Merger Effective Date, and in any event within five business days of the Merger Effective Date, an Exchange Agent designated by Niagara Bancorp and reasonably acceptable to IROQ, shall mail to each holder of record of an outstanding share Certificate or Certificates a Letter of Transmittal containing instructions for the surrender of the Certificate or Certificates held by such holder for payment therefor. Upon surrender of the Certificate or Certificates to the Exchange Agent in accordance with the instructions set forth in the Letter of Transmittal, such holder shall promptly receive in exchange therefor the Merger Consideration, without interest thereon. The Exchange Agent shall send payments within three business days after the receipt of properly submitted documents. Approval of this Agreement by the stockholders of IROQ shall constitute authorization for Niagara Bancorp to designate and appoint such Exchange Agent. Neither Niagara Bancorp nor the Exchange Agent shall be obligated to deliver the Merger Consideration to a former stockholder of IROQ until such former stockholder surrenders his Certificate or Certificates or, in lieu thereof, any such appropriate affidavit of loss and indemnity agreement and bond as may be reasonably required by Niagara Bancorp. The Exchange Agent in its agreement shall be obligated to pay the Merger Consideration in accordance with this Agreement.

     (b) If payment of the Merger Consideration is to be made to a person other than the person in whose name a Certificate surrendered in exchange therefore is registered, it shall be a condition of payment that the Certificate so surrendered shall be properly endorsed (or accompanied by an appropriate instrument of transfer) and otherwise in proper form for transfer, and that the person requesting such payment shall pay any transfer or other taxes required by reason of the payment to a person other than the registered holder of the Certificate surrendered, or required for any other reason, or shall establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable.

     (c) On or prior to the Merger Effective Date, Niagara Bancorp shall deposit or cause to be deposited, in trust with the Exchange Agent, an amount of cash equal to the aggregate Merger Consideration that the IROQ stockholders shall be entitled to receive on the Merger Effective Date pursuant to Section
2.02 hereof.

     (d) The payment of the Merger Consideration upon the conversion of IROQ Common Stock in accordance with the above terms and conditions shall be deemed to have been issued and paid in full satisfaction of all rights pertaining to such IROQ Common Stock.

     (e) Promptly following the date which is twelve months after the Merger Effective Date, the Exchange Agent shall deliver to Niagara Bancorp all cash, certificates and other documents in its possession relating to the transactions described in this Agreement, and the Exchange Agent's duties shall terminate. Thereafter, each holder of a Certificate formerly representing shares of IROQ Common Stock may surrender such Certificate to Niagara Bancorp and (subject to applicable abandoned property, escheat and similar laws) receive in consideration therefore the Merger Consideration multiplied by the number of shares of IROQ Common Stock formerly represented by such Certificate, without any interest or dividends thereon.

     (f) After the close of business on the Merger Effective Date, there shall be no transfers on the stock transfer books of IROQ of the shares of IROQ Common Stock which are outstanding immediately prior to the Merger Effective Date, and the stock transfer books of IROQ shall be closed with respect to such shares. If, after the Merger Effective Date, Certificates representing such shares are presented for transfer to the Exchange Agent, they shall be canceled and exchanged for the Merger Consideration as provided in this Article II.

     (g) In the event any certificate for IROQ Common Stock shall have been lost, stolen or destroyed, the Exchange Agent shall deliver in exchange for such lost, stolen or destroyed Certificate, upon the making of an affidavit of the fact by the holder thereof, the cash to be paid in the Merger as provided for herein; provided, however, that Niagara Bancorp may, in its sole discretion and as a condition precedent to the delivery thereof, require the owner of such lost, stolen or destroyed Certificate to deliver a bond in such reasonable sum as Niagara Bancorp may request as indemnity against any claim that may be made against IROQ, Niagara Bancorp or any other party with respect to the Certificate alleged to have been lost, stolen or destroyed.

     (h) Niagara Bancorp is hereby authorized to adopt additional rules and regulations with respect to the matters referred to in this Section 2.03 not inconsistent with the provisions of this Agreement.

     Section 2.04 Stock Options. On the Merger Effective Date, each option (irrespective of whether such option is then subject to any limitation upon exercise) issued and outstanding that is unexercised pursuant to IROQ's Stock Option Plans (options to purchase 208,200 shares are outstanding as of the date hereof) shall be cancelled and converted into the right to receive cash in an amount equal to the Merger Consideration minus the exercise price of the option, multiplied by the number of shares covered by the option. The cash payments to option holders shall be made by IROQ on the Merger Effective Date, net of any applicable withholding taxes. Such payments shall be in full satisfaction of all the optionee's rights with respect to the option. On the day prior to the Merger Effective Date, IROQ shall provide Niagara Bancorp with a schedule of all outstanding options not exercised, the exercise price thereof, the optionee's mailing address, and the optionee's written acknowledgment that the payment pursuant to this Section 2.04 shall be in full satisfaction of all rights under the IROQ Stock Option Plans and any option award agreement entered into thereunder.


                                  ARTICLE III
                    REPRESENTATIONS AND WARRANTIES OF IROQ

     IROQ represents and warrants to Niagara Bancorp that the statements contained in this Article III are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date in all material respects (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Article III), except as Previously Disclosed. IROQ has made a good faith effort to ensure that the disclosure on each schedule of the IROQ Disclosure Schedules corresponds to the section reference herein. However, for purposes of the IROQ Disclosure Schedules, any item Previously Disclosed on any schedule therein is deemed to be fully disclosed with respect to all schedules under which such item may be relevant.

     Section 3.01  Organization.

     (a) IROQ is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, and is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the "BHCA"). IROQ has full corporate power and authority to carry on its business as now conducted and is duly licensed or qualified to do business in the states of the United States and foreign jurisdictions where its ownership or leasing of property or the conduct of its business requires such qualification, except where the failure to be so licensed or qualified would not have a Material Adverse Effect on IROQ.

     (b) CB is a commercial bank organized, validly existing and in good standing under the laws of the State of New York. HFSA is a savings association organized, validly existing and in good standing under the laws of the United States. Except as set forth in IROQ DISCLOSURE SCHEDULE 3.01(b), CB and HFSA are the only IROQ Subsidiaries. The deposits of CB are insured by the FDIC through the BIF to the fullest extent permitted by law, and all premiums and assessments required to be paid in connection therewith have been paid when due by CB. The deposits of HFSA are insured by the FDIC through the SAIF to the fullest extent permitted by law, and all premiums and assessments required to be paid in connection therewith have been paid when due by HFSA. CB and HFSA are members in good standing of the Federal Home Loan Bank of New York and each owns the requisite amount of stock therein. Each other IROQ Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization. IROQ has heretofore made available to Niagara Bancorp a complete and correct copy of the Certificate of Incorporation and By-laws or comparable organizational documents, each as amended to the date hereof, of each of IROQ and its Subsidiaries.

     (c) Except as disclosed in IROQ DISCLOSURE SCHEDULE 3.01(c), the respective minute books of IROQ and each IROQ Subsidiary accurately record, in all material respects, all material corporate actions of their respective shareholders and boards of directors (including committees) through the date of this Agreement.

     Section 3.02  Capitalization.

     (a) The authorized capital stock of IROQ consists of 6,000,000 shares of Common Stock, $1.00 par value per share ("IROQ Common Stock"), and 3,000,000 shares of Preferred Stock, par value $1.00 per share ("IROQ Preferred Stock"). There are 2,306,880 shares of IROQ Common Stock validly issued and outstanding, all of which are fully paid and non-assessable. No shares of IROQ Preferred Stock are outstanding. Neither IROQ nor any IROQ Subsidiary has or is bound by any Right of any character relating to the purchase, sale or issuance or voting of, or right to receive dividends or other distributions on, any shares of IROQ Common Stock, or any other security of IROQ or any securities representing the right to vote, purchase or otherwise receive any shares of IROQ

Common Stock or any other security of IROQ, other than shares issuable under the Stock Option Agreement and other than as set forth in reasonable detail in the IROQ DISCLOSURE SCHEDULE 3.02(a). IROQ DISCLOSURE SCHEDULE 3.02(a) sets forth: the name of each holder of options to purchase IROQ Common Stock, the number of shares each such individual may acquire pursuant to the exercise of such options, and the exercise price relating to the options held.

     (b) IROQ owns all of the capital stock of CB and HFSA, free and clear of any lien or encumbrance. Except for the IROQ Subsidiaries, and as set forth in IROQ DISCLOSURE SCHEDULE 3.02(b), IROQ does not possess, directly or indirectly, any material equity interest in any corporation, except for equity interests held in the investment portfolios of IROQ Subsidiaries, equity interests held by IROQ Subsidiaries in a fiduciary capacity, equity interests held in connection with the lending activities of IROQ Subsidiaries, and equity interests held as of the date of this Agreement by IROQ as passive investments not representing 5% or more of any class of stock of any issuer. Except as disclosed in the IROQ DISCLOSURE SCHEDULE 3.02(b), all the outstanding shares of capital stock of each IROQ Subsidiary are validly issued, fully paid and non-assessable and are owned by IROQ or by a wholly-owned subsidiary of IROQ, free and clear of any liens. There are no existing options, warrants, calls or other rights, agreements or commitments of any character relating to the sale, issuance or voting of any shares of the issued or unissued capital stock of any IROQ Subsidiary which have been issued, granted or entered into by IROQ or any of its Subsidiaries.

     (c) To IROQ's knowledge, no Person or "group" (as that term is used in Section 13(d)(3) of the Exchange Act), is the beneficial owner (as defined in
Section 13(d) of the Exchange Act) of 5% or more of the outstanding shares of IROQ Common Stock, except as disclosed in the IROQ DISCLOSURE SCHEDULE 3.02(c).

     Section 3.03  Authority; No Violation.

     (a) IROQ has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by IROQ and the completion by IROQ of the transactions contemplated hereby have been duly and validly approved by the Board of Directors of IROQ and, except for approval of the shareholders of IROQ, no other corporate proceedings on the part of IROQ are necessary to complete the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by IROQ and, subject to approval by the shareholders of IROQ and receipt of the required approvals of Regulatory Authorities described in Section 4.04 hereof, constitutes the valid and binding obligation of IROQ, enforceable against IROQ in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and as to CB, the conservatorship or receivership provisions of the FDIA, and subject, as to enforceability, to general principles of equity.

     (b) (A) The execution and delivery of this Agreement by IROQ, (B) subject to receipt of approvals from the Regulatory Authorities referred to in Section
4.04 hereof and IROQ's and Niagara Bancorp's compliance with any conditions contained therein, the consummation of the transactions contemplated hereby, and
(C) compliance by IROQ, CB and HFSA with any of the terms or provisions hereof will not (i) conflict with or result in a breach of any provision of the certificate of incorporation or bylaws of IROQ or any IROQ Subsidiary or the charter and bylaws of CB or HFSA; (ii) violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to IROQ or any IROQ Subsidiary or any of their respective properties or assets; or (iii) violate, conflict with, result in a breach of any provisions of, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default), under, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration or the creation of any lien, security interest, charge or other encumbrance upon any of the properties or assets of IROQ, CB, or HFSA under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other investment or obligation to which IROQ, CB or HFSA is a party, or by which they or any of their respective properties or assets may be bound or affected; except for such violations, conflicts, breaches or defaults under clause (ii) or (iii) hereof which, either individually or in the aggregate, will not have a Material Adverse Effect on IROQ.

     Section 3.04 Consents. Except for the consents, waivers, approvals, and filings from or with the Regulatory Authorities referred to in Section 4.04 hereof and compliance with any conditions contained therein, and the approval of this Agreement by the requisite vote of the shareholders of IROQ, no consents, waivers or approvals of, or filings or registrations with, any governmental authority are necessary, and, to IROQ's knowledge, no consents, waivers or approvals of, or filings or registrations with, any other third parties are necessary (as to third parties, other than consents, waivers, approvals and filings the failure of which to obtain or to file either individually or in the aggregate will not have a Material Adverse Effect on IROQ), in connection with
(a) the execution and
delivery of this Agreement by IROQ, and (b) the completion by IROQ, CB or HFSA of the transactions contemplated hereby. IROQ has no reason to believe that (i) any required consents or approvals will not be received, or that (ii) any public body or authority, the consent or approval of which is not required or any filing with which is not required, will object to the completion of the transactions contemplated by this Agreement.

    Section 3.05   Financial Statements.

     (a) IROQ has previously delivered to Niagara Bancorp the IROQ Regulatory Reports. The IROQ Regulatory Reports have been, or will be, prepared in all material respects in accordance with applicable regulatory accounting principles and practices throughout the periods covered by such statements, and fairly present, or will fairly present in all material respects, the consolidated financial position, results of operations and changes in shareholders' equity of IROQ as of and for the periods ended on the dates thereof, in accordance with applicable regulatory accounting principles applied on a consistent basis.

     (b) IROQ has previously delivered to Niagara Bancorp the IROQ Financials. The IROQ Financials have been, or will be, prepared in accordance with GAAP, and (including the related notes where applicable) fairly present, or will fairly present, in each case in all material respects (subject in the case of the unaudited interim statements to normal year-end adjustments), the consolidated financial position, results of operations and cash flows of IROQ and the IROQ Subsidiaries as of and for the respective periods ending on the dates thereof, in accordance with GAAP applied on a consistent basis during the periods involved, except as indicated in the notes thereto, or in the case of unaudited statements, as permitted by Form 10-Q.

     (c) At the date of each balance sheet included in the IROQ Financials or the IROQ Regulatory Reports, IROQ did not have, or will not have any liabilities, obligations or loss contingencies of any nature (whether absolute, accrued, contingent or otherwise) of a type required to be reflected in such IROQ Financials or IROQ Regulatory Reports or in the footnotes thereto which are not fully reflected or reserved against therein or fully disclosed in a footnote thereto, except for liabilities, obligations and loss contingencies which are not material individually or in the aggregate and which are incurred in the ordinary course of business, consistent with past practice and except for liabilities, obligations and loss contingencies which are within the subject matter of a specific representation and warranty herein and subject, in the case of any unaudited statements, to normal, recurring audit adjustments and the absence of footnotes.

     Section 3.06 Taxes. IROQ and the IROQ Subsidiaries are members of the same affiliated group within the meaning of IRC Section 1504(a). IROQ has duly filed all federal, state and material local tax returns required to be filed by or with respect to IROQ and all IROQ Subsidiaries on or prior to the Closing Date (all such returns being accurate and correct in all material respects) and has duly paid or will pay, or made or will make, provisions for the payment of all material federal, state and local taxes which have been incurred by or are due or claimed to be due from IROQ and any IROQ Subsidiary by any taxing authority or pursuant to any written tax sharing agreement on or prior to the Closing Date other than taxes or other charges which (i) are not delinquent,
(ii) are being contested in good faith, or (iii) have not yet been fully determined. As of the date of this Agreement, there is no audit examination, deficiency assessment, tax investigation or refund litigation with respect to any taxes of IROQ or any of its Subsidiaries, and no claim has been made by any authority in a jurisdiction where IROQ or any of its Subsidiaries do not file tax returns that IROQ or any such Subsidiary is subject to taxation in that jurisdiction. Except as set forth in IROQ DISCLOSURE SCHEDULE 3.06, IROQ and its Subsidiaries have not executed an extension or waiver of any statute of limitations on the assessment or collection of any material tax due that is currently in effect. IROQ and each of its Subsidiaries has withheld and paid all taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party, and IROQ and each of its Subsidiaries has timely complied with all applicable information reporting requirements under Part III, Subchapter A of Chapter 61 of the Code and similar applicable state and local information reporting requirements in all material respects.

     Section 3.07 No Material Adverse Effect. IROQ and the IROQ Subsidiaries, taken as a whole, have not suffered any Material Adverse Effect since December 31, 1999.

     Section 3.08  Contracts.

     (a) Except as set forth in IROQ DISCLOSURE SCHEDULE 3.08(a), neither IROQ nor any IROQ Subsidiary is a party to or subject to: (i) any employment, consulting or severance contract or material arrangement with any past or present officer, director or employee of IROQ or any IROQ Subsidiary, except for "at will" arrangements; (ii) any plan, material arrangement or contract providing for bonuses, pensions, options, deferred compensation, retirement payments, profit sharing or similar material arrangements for or with any past or present officers, directors or employees of IROQ or any IROQ Subsidiary; (iii) any collective bargaining agreement with any labor union relating to employees of IROQ or any IROQ Subsidiary; (iv) any agreement which by its terms limits the payment of dividends by IROQ; (v) any instrument evidencing or related to material indebtedness for borrowed money whether directly or indirectly, by way of purchase money obligation, conditional sale, lease purchase, guaranty or otherwise, in respect of which IROQ or any IROQ Subsidiary is an obligor to any person, which instrument evidences or relates to indebtedness other than deposits, repurchase agreements, Federal Home Loan Bank of New York advances, bankers' acceptances, and "treasury tax and loan" accounts established in the ordinary course of business and transactions in "federal funds" or which contains financial covenants or other restrictions (other than those relating to the payment of principal and interest when due) which would be applicable on or after the Closing Date to Niagara Bancorp or any Niagara Bancorp Subsidiary; or
(vi) any contract (other than this Agreement) limiting the freedom, in any material respect, of IROQ, CB or HFSA to engage in any type of banking or bank-related business which IROQ is permitted to engage in under applicable law as of the date of this Agreement.

     (b) True and correct copies of agreements, plans, contracts, arrangements and instruments referred to in Section 3.08(a), have been provided to Niagara Bancorp on or before the date hereof, are listed on IROQ DISCLOSURE SCHEDULE 3.08(a) and are in full force and effect on the date hereof and neither IROQ nor any IROQ Subsidiary (nor, to the knowledge of IROQ, any other party to any such contract, plan, arrangement or instrument) has materially breached any provision of, or is in default in any respect under any term of, any such contract, plan, arrangement or instrument. Except as set forth in the IROQ DISCLOSURE SCHEDULE 3.08(b), no party to any material contract, plan, arrangement or instrument will have the right to terminate any or all of the provisions of any such contract, plan, arrangement or instrument as a result of the execution of, and the transactions contemplated by, this Agreement. Except as set forth in IROQ DISCLOSURE SCHEDULE 3.08(b), none of the employees (including officers) of IROQ, possess the right to terminate their employment as a result of the execution of this Agreement. Except as set forth in IROQ DISCLOSURE SCHEDULE 3.08(b), no plan, contract, employment agreement, termination agreement, or similar agreement or arrangement to which IROQ or any IROQ Subsidiary is a party or under which IROQ or any IROQ Subsidiary may be liable contains provisions which permit an employee or independent contractor to terminate it without cause and continue to accrue future benefits thereunder. Except as set forth in IROQ DISCLOSURE SCHEDULE 3.08(b), no such agreement, plan, contract, or arrangement
(x) provides for acceleration in the vesting of benefits or payments due thereunder upon the occurrence of a change in ownership or control of IROQ or any IROQ Subsidiary absent the occurrence of a subsequent event; or (y) requires IROQ or any IROQ Subsidiary to provide a benefit in the form of IROQ Common Stock or determined by reference to the value of IROQ Common Stock. Except as set forth in IROQ DISCLOSURE SCHEDULE 3.08(b), no such agreement, plan or arrangement with respect to officers or directors of IROQ, or to IROQ's knowledge, to its employees, provides for benefits which will cause an "excess parachute payment" or the disallowance of a federal income tax deduction under IRC Section 280G.

     Section 3.09  Ownership of Property; Insurance Coverage.

     (a) Except as disclosed in IROQ DISCLOSURE SCHEDULE 3.09, IROQ and the IROQ Subsidiaries have good and, as to real property, marketable title to all material assets and properties owned by IROQ or any IROQ Subsidiary in the conduct of their businesses, whether such assets and properties are real or personal, tangible or intangible, including assets and property reflected in the balance sheets contained in the IROQ Regulatory Reports and in the IROQ Financials or acquired subsequent thereto (except to the extent that such assets and properties have been disposed of in the ordinary course of business, since the date of such balance sheets), subject to no material encumbrances, liens, mortgages, security interests or pledges, except (i) those items which secure liabilities for public or statutory obligations or any discount with, borrowing from or other obligations to any Federal Home Loan Bank, inter-bank credit facilities, or any transaction by a IROQ Subsidiary acting in a fiduciary capacity, (ii) statutory liens for amounts not yet delinquent or which are being contested in good faith, and (iii) items permitted under Article V. IROQ and the IROQ Subsidiaries, as lessee, have the right under valid and subsisting leases of real and material personal properties used by IROQ and its Subsidiaries in the conduct of their businesses to occupy or use all such leased properties as presently occupied and used by each of them. Except as disclosed in IROQ DISCLOSURE SCHEDULE 3.09(a), such existing leases and commitments to lease constitute or will constitute operating leases for both tax and financial accounting purposes and the lease expense and minimum rental commitments with respect to such leases and lease commitments are as disclosed in the Notes to the IROQ Financials.

     (b) With respect to all material agreements pursuant to which IROQ or any IROQ Subsidiary has purchased securities subject to an agreement to resell, if any, IROQ or such IROQ Subsidiary, as the case may be, has a lien or security interest (which to IROQ's knowledge is a valid, perfected first lien) in the securities or other collateral securing the repurchase agreement, and the value of such collateral equals or exceeds the amount of the debt secured thereby.

     (c) IROQ and each IROQ Subsidiary currently maintains insurance considered by IROQ to be reasonable for their respective operations and similar in scope and coverage to that customarily maintained by other businesses similarly engaged in a similar location, in accordance with good business practice. IROQ has not received notice from any insurance carrier that (i) such insurance will be canceled or that coverage thereunder will be reduced or eliminated, or (ii) premium costs with respect to such policies of insurance will be substantially increased. Except as disclosed in IROQ DISCLOSURE SCHEDULE 3.09(c), there are presently no material claims pending under such policies of insurance and no notices have been given by IROQ under such policies. All such insurance is valid and enforceable and in full force and effect, and within the last three years IROQ has received each type of insurance coverage for which it has applied and during such periods has not been denied indemnification for any material claims submitted under any of its insurance policies.

     Section 3.10  Legal Proceedings.  Except as disclosed in IROQ DISCLOSURE
SCHEDULE 3.10, neither IROQ nor any IROQ Subsidiary is a party to any, and there are no pending or, to the best of IROQ's knowledge, threatened legal, administrative, arbitration or other proceedings, claims (whether asserted or unasserted), actions or governmental investigations or inquiries of any nature
(i) against IROQ or any IROQ Subsidiary, (ii) to which IROQ or any IROQ Subsidiary's assets are or may be subject, (iii) challenging the validity or propriety of any of the transactions contemplated by this Agreement, or (iv) which could adversely affect the ability of IROQ to perform under this Agreement, except for any proceedings, claims, actions, investigations or inquiries referred to in clauses (i) or (ii) which, if adversely determined, individually or in the aggregate, could not be reasonably expected to have a Material Adverse Effect on IROQ and the IROQ Subsidiaries, taken as a whole.

     Section 3.11  Compliance With Applicable Law.

     (a) IROQ and the IROQ Subsidiaries hold all licenses, franchises, permits and authorizations necessary for the lawful conduct of their respective businesses under, and have complied in all material respects with, applicable laws, statutes, orders, rules or regulations of any federal, state or local governmental authority relating to them, other than where such failure to hold or such noncompliance will neither result in a limitation in any material respect on the conduct of their respective businesses nor otherwise have a Material Adverse Effect on IROQ and the IROQ Subsidiaries, taken as a whole. IROQ and its Subsidiaries, directly or indirectly, own, or are licensed or otherwise possess legally enforceable rights to use, all patents, trademarks, trade names, service marks, copyrights and any applications therefor, technology, know-how and tangible or intangible proprietary information or material that are material to the business of IROQ and its Subsidiaries.

     (b) Except as disclosed in IROQ DISCLOSURE SCHEDULE 3.11(b), neither IROQ nor any IROQ Subsidiary has received any notification or communication from any Regulatory Authority (i) asserting that IROQ or any IROQ Subsidiary is not in material compliance with any of the statutes, regulations or ordinances which such Regulatory Authority enforces; (ii) threatening to revoke any license, franchise, permit or governmental authorization which is material to IROQ or any IROQ Subsidiary; (iii) requiring or threatening to require IROQ or any IROQ Subsidiary, or indicating that IROQ or any IROQ Subsidiary may be required, to enter into a cease and desist order, agreement or memorandum of understanding or any other agreement with any federal or state governmental agency or authority which is charged with the supervision or regulation of banks or engages in the insurance of bank deposits restricting or limiting, or purporting to restrict or limit, in any material respect the operations of IROQ or any IROQ Subsidiary, including without limitation any restriction on the payment of dividends; or
(iv) directing, restricting or limiting, or purporting to direct, restrict or limit, in any manner the operations of IROQ or any IROQ Subsidiary, including without limitation any restriction on the payment of dividends (any such notice, communication, memorandum, agreement or order described in this sentence is hereinafter referred to as a "Regulatory Agreement"). Neither IROQ nor any IROQ Subsidiary has consented to or entered into any currently effective Regulatory
Agreement, except as set forth in IROQ DISCLOSURE SCHEDULE 3.11.   Except as set
forth in IROQ DISCLOSURE SCHEDULE 3.11, the most recent regulatory ratings given to CB and HFSA as to compliance with the Community Reinvestment Act is satisfactory or better.

     Section 3.12  ERISA.

     (a) IROQ DISCLOSURE SCHEDULE 3.12 contains a complete and accurate list of all pension, retirement, stock option, stock purchase, stock ownership, savings, stock appreciation right, profit sharing, deferred compensation, consulting, bonus, group insurance, severance and other benefit plans, contracts, agreements and arrangements, including, but not limited to, "employee benefit plans," as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), incentive and welfare policies, contracts, plans and arrangements and all trust agreements related thereto with respect to any present or former directors, officers or other employees of IROQ or any of its Subsidiaries (hereinafter collectively referred to as the "IROQ Employee Plans"). If the plan, contract, agreement or arrangement is funded through a trust or third party funding vehicle, such as an insurance contract, a copy of the trust or other funding arrangement (including all amendments thereto) and the latest financial statements thereof have been provided to Niagara Bancorp.

     All of the IROQ Employee Plans comply in all material respects with all applicable requirements of ERISA, the IRC and other applicable laws; there has occurred no "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the IRC) which is likely to result in the imposition of any penalties or taxes under Section 502(i) of ERISA or Section 4975 of the IRC upon IROQ or any of its Subsidiaries. No liability to the PBGC has been or is expected by IROQ or any of its Subsidiaries to be incurred with respect to any IROQ Employee Plan which is subject to Title IV of ERISA, or with respect to any "single-employer plan" (as defined in Section 4001(a) of ERISA)(" IROQ Pension Plan") currently or formerly maintained by IROQ or any entity which is considered one employer with IROQ under Section 4001(b)(1) of ERISA or Section 414 of the IRC (an "ERISA Affiliate"). No IROQ Pension Plan had an "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, as of the last day of the end of the most recent plan year ending prior to the date hereof; the fair market value of the assets of each IROQ Pension Plan exceeds the present value of the "benefit liabilities" (as defined in Section 4001(a)(16) of ERISA) under such IROQ Pension Plan as of the end of the most recent plan year with respect to the respective IROQ Pension Plan ending prior to the date hereof, calculated on the basis of the actuarial assumptions used in the most recent actuarial valuation for such IROQ Pension Plan as of the date hereof; and no notice of a "reportable event" (as defined in Section 4043 of ERISA) for which the 30-day reporting requirement has not been waived has been required to be filed for any IROQ Pension Plan within the 12-month period ending on the date hereof. Neither IROQ nor any of its Subsidiaries has provided, or is required to provide, security to any IROQ Pension Plan or to any single-employer plan of an ERISA Affiliate pursuant to Section 401(a)(29) of the IRC. Neither IROQ, its Subsidiaries, nor any ERISA Affiliate has contributed to any "multiemployer plan," as defined in Section 3(37) of ERISA, on or after September 26, 1980.

     (b) Each IROQ Employee Plan that is an "employee pension benefit plan" (as defined in Section 3(2) of ERISA) and which is intended to be qualified under
Section 401(a) of the IRC (a "IROQ Qualified Plan") has received a favorable determination letter from the Internal Revenue Service ("IRS"), and IROQ and its Subsidiaries are not aware of any circumstances likely to result in revocation of any such favorable determination letter. There is no pending or, to IROQ's knowledge, threatened litigation, administrative action or proceeding relating to any IROQ Employee Plan. There has been no announcement or commitment by IROQ or any of its Subsidiaries to create an additional IROQ Employee Plan, or to amend any IROQ Employee Plan, except for amendments required by applicable law which do not materially increase the cost of such IROQ Employee Plan; and, except as specifically identified in IROQ DISCLOSURE SCHEDULES, IROQ and its Subsidiaries do not have any obligations for post-retirement or post-employment benefits under any IROQ Employee Plan that cannot be amended or terminated upon 60 days' notice or less without incurring any liability thereunder, except for coverage required by Part 6 of Title I of ERISA or Section 4980B of the IRC, or similar state laws, the cost of which is borne by the insured individuals. With respect to each IROQ Employee Plan, IROQ has supplied to Niagara Bancorp a true and correct copy of (A) the annual report on the applicable form of the Form 5500 series filed with the IRS for the most recent three plan years, if required to be filed, (B) such IROQ Employee Plan, including amendments thereto, (C) each trust agreement, insurance contract or other funding arrangement relating to such IROQ Employee Plan, including amendments thereto, (D) the most recent summary plan description and summary of material modifications thereto for such IROQ Employee Plan, if the IROQ Employee Plan is subject to Title I of ERISA,
(E) the most recent actuarial report or valuation if such IROQ Employee Plan is a IROQ Pension Plan and any subsequent changes to the actuarial assumptions contained therein and (F) the most recent determination letter issued by the IRS if such Employee Plan is a Qualified Plan.

     (c) No compensation payable by IROQ and any IROQ Subsidiary to any of their employees under any IROQ Employee Plan (including by reason of the transactions contemplated hereby) will be subject to disallowance under Section 162(m) of the IRC.

     Section 3.13 Brokers, Finders and Financial Advisors. Except for IROQ's engagement of Endicott Financial Advisors, L.L.C. ("Endicott") in connection with transactions contemplated by this Agreement, neither IROQ nor any IROQ Subsidiary, nor any of their respective officers, directors, employees or agents, has employed any broker, finder or financial advisor in connection with the transactions contemplated by this Agreement, or, except for its commitments disclosed in IROQ DISCLOSURE SCHEDULE 3.13, incurred any liability or commitment for any fees or commissions to any such person in connection with the transactions contemplated by this Agreement, which has not been reflected in the IROQ Financials.

     Section 3.14   Environmental Matters.

     (a) With respect to IROQ and each of its Subsidiaries, and except as set forth in IROQ DISCLOSURE SCHEDULE 3.14:

          (i) Each of IROQ and its Subsidiaries, the Participation Facilities, and, to IROQ's knowledge, the Loan Properties are, and have been, in substantial compliance with, and are not liable under, any Environmental Laws;

          (ii) There is no suit, claim, action, demand, executive or administrative order, directive, investigation or proceeding pending or, to IROQ's knowledge, threatened, before any court, governmental agency or board or other forum against it or any of its Subsidiaries or any Participation Facility
(x) for alleged noncompliance (including by any predecessor) with, or liability under, any Environmental Law or (y) relating to the presence of or release (as defined herein) into the environment of any Hazardous Material (as defined herein), whether or not occurring at or on a site owned, leased or operated by it or any of its Subsidiaries or any Participation Facility;

          (iii) There is no suit, claim, action, demand, executive or administrative order, directive, investigation or proceeding pending or, to IROQ's knowledge threatened, before any court, governmental agency or board or other forum relating to or against any Loan Property (or IROQ or any of its Subsidiaries in respect of such Loan Property) (x) relating to alleged noncompliance (including by any predecessor) with, or liability under, any Environmental Law or (y) relating to the presence of or release into the environment of any Hazardous Material, whether or not occurring at or on a site owned, leased or operated by a Loan Property;

          (iv) To IROQ's knowledge, the properties currently owned or operated by IROQ or any of its Subsidiaries (including, without limitation, soil, groundwater or surface water on, under or adjacent to the properties, and buildings thereon) are not contaminated with and do not otherwise contain any Hazardous Material other than as permitted under applicable Environmental Law;

          (v) Neither IROQ nor any of its Subsidiaries has received any notice, demand letter, executive or administrative order, directive or request for information from any federal, state, local or foreign governmental entity or any third party indicating that it may be in violation of, or liable under, any Environmental Law;

          (vi) To IROQ's knowledge, there are no underground storage tanks on, in or under any properties owned or operated by IROQ or any of its Subsidiaries or any Participation Facility, and no underground storage tanks have been closed or removed from any properties owned or operated by IROQ or any of its Subsidiaries or any Participation Facility; and

          (vii) To IROQ's knowledge, during the period of (s) IROQ's or any of its Subsidiaries' ownership or operation of any of their respective current properties or (t) IROQ's or any of its Subsidiaries' participation in the management of any Participation Facility, there has been no contamination by or release of Hazardous Materials in, on, under or affecting such properties. To IROQ's knowledge, prior to the period of (x) IROQ's or any of its Subsidiaries' ownership or operation of any of their respective current properties or (y) IROQ's or any of its Subsidiaries' participation in the management of any Participation Facility, there was no contamination by or release of Hazardous Material in, on, under or affecting such properties.

     (b) "Loan Property" means any property in which the applicable party (or a Subsidiary of it) holds a security interest, and, where required by the context, includes the owner or operator of such property, but only with respect to such property. "Participation Facility" means any facility in which the applicable party (or a Subsidiary of it) participates in the management (including all property held as trustee or in any other fiduciary capacity) and, where required by the context, includes the owner or operator of such property, but only with respect to such property.

     Section 3.15   Loan Portfolio.

     (a) With respect to each loan owned by IROQ or its Subsidiaries in whole or in part (each, a "Loan"), to the best knowledge of IROQ:

          (i) the note and the related security documents are each legal, valid and binding obligations of the maker or obligor thereof, enforceable against such maker or obligor in accordance with their terms;

          (ii) neither IROQ nor any of its Subsidiaries, nor any prior holder of a Loan, has modified the note or any of the related security documents in any material respect or satisfied, canceled or subordinated the note or any of the related security documents except as otherwise disclosed by documents in the applicable Loan file;

          (iii) IROQ or a Subsidiary is the sole holder of legal and beneficial title to each Loan (or IROQ's applicable participation interest, as applicable), except as otherwise referenced on the books and records of IROQ;

          (iv) the note and the related security documents, copies of which are included in the Loan files, are true and correct copies of the documents they purport to be and have not been suspended, amended, modified, canceled or otherwise changed except as otherwise disclosed by documents in the applicable Loan file;

          (v) there is no pending or threatened condemnation proceeding or similar proceeding affecting the property that serves as security for a Loan, except as otherwise referenced on the books and records of IROQ;

          (vi) there is no litigation or proceeding pending or threatened relating to the property that serves as security for a Loan that would have a Material Adverse Effect upon the related Loan; and

          (vii) with respect to a Loan held in the form of a participation, the participation documentation is legal, valid, binding and enforceable.

     (b) The allowance for loan losses reflected on the IROQ Financial Statements, as of their respective dates, is adequate in all material respects to provide for possible or specific losses, net of recoveries relating to loans previously charged off and on loans outstanding, and is in all material respects consistent with the requirements of GAAP.

     (c) IROQ DISCLOSURE SCHEDULE 3.15 sets forth by category the amounts of all loans, leases, advances, credit enhancements, other extensions of credit, commitments and interest-bearing assets of IROQ and its Subsidiaries that have been classified (whether regulatory or internal) as "Special Mention," "Substandard," "Doubtful," "Loss" or words of similar import, and IROQ and its Subsidiaries shall promptly after the end of any month inform Niagara Bancorp of any such classification arrived at any time after the date hereof. The other real estate owned ("OREO") included in any non-performing assets of IROQ or any of its Subsidiaries is carried net of reserves at the lower of cost or fair value, less estimated selling costs, based on current independent appraisals or evaluations or current management appraisals or evaluations; provided, however, that "current" shall mean within the past 12 months.

     Section 3.16 Securities Documents. IROQ has delivered to Niagara Bancorp copies of its (i) annual reports on Form 10-K for the years ended December 31, 1999 and 1998, (ii) quarterly reports on Form 10-Q for the quarters ended March 31, June 30, and September 30, 1999, and (iii) proxy materials used or for use in connection with its meetings of shareholders held in 1999 and to be held in the year 2000. Such reports and such proxy materials complied, at the time filed with the SEC, in all material respects, with the Securities Laws.

     Section 3.17 Related Party Transactions. Except as disclosed in IROQ DISCLOSURE SCHEDULE 3.17, or as described in IROQ's Proxy Statement distributed in connection with the 1999 annual meeting of shareholders (which has previously been provided to Niagara Bancorp), IROQ is not a party to any transaction (including any loan or other credit accommodation) with any Affiliate of IROQ (except a IROQ Subsidiary). Except as disclosed in IROQ DISCLOSURE SCHEDULE 3.17, all such transactions (a) were made in the ordinary course of business,
(b) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other Persons, and (c) did not involve more than the normal risk of collectability or present other unfavorable features. Except as set forth on IROQ DISCLOSURE SCHEDULE 3.17, no loan or credit accommodation to any Affiliate of IROQ is presently in default or, during the three year period prior to the date of this Agreement, has been in default or has been restructured, modified or extended. IROQ has not been notified that principal and interest with respect to any such loan or other credit accommodation will not be paid when due or that the loan grade classification accorded such loan or credit accommodation by IROQ is inappropriate.

     Section 3.18   Schedule of Termination Benefits.  IROQ DISCLOSURE SCHEDULE
3.18 includes a schedule of all termination benefits and related payments that would be payable to the individuals identified thereon, excluding any options to acquire IROQ Common Stock, granted to such individuals, under any and all employment agreements, special termination agreements, supplemental executive retirement plans, deferred bonus plans, deferred compensation plans, salary continuation plans, or any compensation arrangement, or other pension benefit or welfare benefit plan maintained by IROQ solely for the benefit of officers or directors of IROQ or IROQ Subsidiaries (the "Benefits Schedule"), assuming their employment or service is terminated as of September 30, 2000 and the Closing Date occurs prior to such termination. No other individuals are entitled to benefits under any such plans.

     Section 3.19 Deposits. None of the deposits of IROQ or any of its Subsidiaries is a "brokered" deposit.

     Section 3.20 Antitakeover Provisions Inapplicable; Required Vote of Stockholders. Except as set forth on IROQ DISCLOSURE SCHEDULE 3.20, and except for approvals required under the federal and state banking laws, the transactions contemplated by this Agreement are not subject to any applicable state takeover law. The affirmative vote of the holders of two-thirds of the issued and outstanding shares of IROQ common stock entitled to vote is necessary to approve this Agreement and the transactions contemplated hereby.

     Section 3.21 Fairness Opinion. IROQ has received an opinion from Endicott which may be oral as of the date hereof, to be confirmed in writing to be effective as of the date hereof, to the effect that, subject to the terms, conditions and qualifications set forth therein, as of the date thereof, the Merger Consideration to be received by the stockholders of IROQ pursuant to this Agreement is fair to such stockholders from a financial point of view. Such opinion has not been amended or rescinded as of the date of this Agreement.

     Section 3.22 Administration of Fiduciary Accounts. IROQ and each of its Subsidiaries has properly administered all accounts for which it acts as a fiduciary, including but not limited to accounts for which it serves as trustee, agent, custodian, personal representative, guardian, conservator or investment advisor, in accordance with the terms of the governing documents and applicable laws and regulations, except for failures to so administer which would not have a Material Adverse Effect on the IROQ. Neither IROQ nor any of its Subsidiaries, nor any of their respective directors, officers or employees, has committed any breach of trust with respect to any such fiduciary account and the records for each such fiduciary account, except for breaches of trust and failures to maintain records which would not, individually or in the aggregate, have a Material Adverse Effect on IROQ.

     Section 3.23 Derivative Transactions. Except as set forth in IROQ DISCLOSURE SCHEDULE 3.23, neither the Company nor any of its Subsidiaries entered into any futures contract, option contract, interest rate caps, interest rate floors, interest rate exchange agreement or other derivative instruments.

                                  ARTICLE IV
               REPRESENTATIONS AND WARRANTIES OF NIAGARA BANCORP

     Niagara Bancorp represents and warrants to IROQ that the statements contained in this Article IV are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Article IV), except as set forth in the Niagara Bancorp Disclosure Schedules delivered by Niagara Bancorp to IROQ on the date hereof. Niagara Bancorp has made a good faith effort to ensure that the disclosure on each schedule of the Niagara Bancorp Disclosure Schedules corresponds to the section reference herein. However, for purposes of the Niagara Bancorp Disclosure Schedules, any item disclosed on any schedule therein is deemed to be fully disclosed with respect to all schedules under which such item may be relevant.

     Section 4.01   Organization.

     (a) Niagara Bancorp is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and is duly registered as a bank holding company under the BHCA. First Niagara Merger Corp is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Niagara Bancorp has full corporate power and authority to carry on its business as now conducted and is duly licensed or qualified to do business in the states of the United States and foreign jurisdictions where its ownership or leasing of property or the conduct of its business requires such qualification.

     (b) First Niagara is a stock savings bank duly organized, validly existing and in good standing under the laws of the State of New York. The deposits of First Niagara are insured by the FDIC through the BIF to the fullest extent permitted by law, and all premiums and assessments required to be paid in connection therewith have been paid when due by First Niagara.

     (c) Prior to the date of this Agreement, Niagara Bancorp has delivered to IROQ true and correct copies of the certificate of incorporation and bylaws of Niagara Bancorp

     Section 4.02   Capitalization.

     (a) The authorized capital stock of Niagara Bancorp consists of (a) 45,000,000 shares of common stock, par value $0.01 per share (the "Niagara Bancorp Common Stock"), of which, at the date of this Agreement, 29,756,250 shares are validly issued, fully paid and nonassessable (including shares are held by Niagara Bancorp as treasury stock), and (b) 5,000,000 shares of preferred stock, par value $0.01 per share, of which, at the date of this Agreement, no shares of were issued and outstanding.

     (b) Niagara Bancorp owns all of the capital stock of First Niagara, free and clear of any lien or encumbrance.

     Section 4.03   Authority; No Violation.

     (a) Niagara Bancorp and First Niagara Merger Corp each has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Niagara Bancorp and First Niagara Merger Corp and the completion by Niagara Bancorp and First Niagara Merger Corp of the transactions contemplated hereby have been duly and validly approved by the Board of Directors of Niagara Bancorp and First Niagara Merger Corp, and no other corporate proceedings on the part of Niagara Bancorp or First Niagara Merger Corp are necessary to complete the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Niagara Bancorp and First Niagara Merger Corp and, subject to receipt of the required approvals of Regulatory Authorities described in Section 4.04 hereof, constitutes the valid and binding obligation of Niagara Bancorp and First Niagara Merger Corp, enforceable against them in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally.

     (b) (A) The execution and delivery of this Agreement by Niagara Bancorp and First Niagara Merger Corp, (B) subject to receipt of approvals from the Regulatory Authorities referred to in Section 4.04 hereof and IROQ's and Niagara Bancorp's compliance with any conditions contained therein, the consummation of the transactions contemplated hereby, and (C) compliance by Niagara Bancorp or First Niagara Merger Corp with any of the terms or provisions hereof will not
(i) conflict with or result in a breach of any provision of the certificate of incorporation or bylaws of Niagara Bancorp or any Niagara Bancorp Subsidiary or the charter and bylaws of First Niagara Merger Corp; (ii) violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to Niagara Bancorp or any Niagara Bancorp Subsidiary or any of their respective properties or assets; or (iii) violate, conflict with, result in a breach of any provisions of, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default), under, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration or the creation of any lien, security interest, charge or other encumbrance upon any of the properties or assets of Niagara Bancorp or First Niagara Merger Corp under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other investment or obligation to which Niagara Bancorp or First Niagara Merger Corp is a party, or by which they or any of their respective properties or assets may be bound or affected, except for such violations, conflicts.

     Section 4.04 Consents. Except for consents, approvals, filings and registrations from or with the Superintendent, FDIC, FRB, OTS and SEC, and compliance with any conditions contained therein, and the approval of this Agreement by the shareholders of IROQ, and the filing of the certificates of merger with the Secretary of State of the State of Delaware and the New York Department of State, no consents or approvals of, or filings or registrations with, any public body or authority are necessary, and no consents or approvals of any third parties are necessary, or will be, in connection with (a) the execution and delivery of this Agreement by Niagara Bancorp and First Niagara Merger Corp, and (b) the completion by Niagara Bancorp and First Niagara Merger Corp of the transactions contemplated hereby. Niagara Bancorp has no reason to believe that (i) any required consents or approvals will not be received or will be received with conditions, limitations or restrictions unacceptable to it or which would adversely impact Niagara Bancorp's ability to complete the transactions contemplated by this Agreement or that (ii) any public body or authority, the consent or approval of which is not required or any filing with which is not required, will object to the completion of the transactions contemplated by this Agreement.

     Section 4.05 Compliance With Applicable Law. Neither Niagara Bancorp nor any Niagara Bancorp Subsidiary has received any notification or communication from any Regulatory Authority (i) asserting that Niagara Bancorp or any Niagara Bancorp Subsidiary is not in compliance in any material manner with any of the statutes, regulations or ordinances which such Regulatory Authority enforces;
(ii) threatening to revoke any license, franchise, permit or governmental authorization which is material to Niagara Bancorp or any Niagara Bancorp Subsidiary; (iii) requiring or threatening to require Niagara Bancorp or any Niagara Bancorp Subsidiary, or indicating that Niagara Bancorp or any Niagara Bancorp Subsidiary may be required, to enter into a cease and desist order, agreement or memorandum of understanding or any other agreement restricting or limiting, or purporting to restrict or limit, in any manner the operations of Niagara Bancorp or any Niagara Bancorp Subsidiary; or (iv) directing, restricting or limiting, or purporting to direct, restrict or limit, in any manner the operations of Niagara Bancorp or any Niagara Bancorp Subsidiary, including without limitation any restriction on the payment of dividends (any such notice, communication, memorandum, agreement or order described in this sentence is hereinafter referred to as a "Regulatory Agreement"). Neither Niagara Bancorp nor any Niagara Bancorp Subsidiary is a party to, nor has consented to any Regulatory Agreement. The most recent regulatory rating given to First Niagara as to compliance with the CRA is satisfactory or better.

     Section 4.06 Information to be Supplied. The information to be supplied by Niagara Bancorp for inclusion in the Proxy Statement will not, at the time the Proxy Statement is mailed pursuant to the Exchange Act, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading. The information supplied, or to be supplied, by Niagara Bancorp for inclusion in the Applications will, at the time such documents are filed with any Regulatory Authority, be accurate in all material aspects.

     Section 4.07 Financing. As of the date hereof Niagara Bancorp has adequate financial resources under regulatory capital standards, and at the Merger Effective Date Niagara Bancorp will have sufficient cash funds, to meet its obligations under this Agreement and to consummate in a timely manner the transactions contemplated hereby and thereby, including without limitation the payment of the Merger Consideration.

                                   ARTICLE V
                           COVENANTS OF THE PARTIES

     Section 5.01   Conduct of IROQ's Business.

     (a) From the date of this Agreement to the Closing Date, IROQ, CB, HFSA and each IROQ Subsidiary will conduct its business and engage in transactions, including extensions of credit, only in the ordinary course and consistent with past practice and policies, except as otherwise required or contemplated by this Agreement or with the written consent of Niagara Bancorp. IROQ, CB, HFSA and each IROQ Subsidiary will use their reasonable good faith efforts, to (i) preserve their business organizations intact, (ii) maintain good relationships with employees, and (iii) preserve for themselves the good will of their customers and others with whom business relationships exist. From the date hereof to the Closing Date, except as otherwise consented to or approved by Niagara Bancorp in writing or as contemplated or required by this Agreement, IROQ will not, and IROQ will not permit any IROQ Subsidiary to:

          (i) amend or change any provision of its certificate of incorporation, charter, or bylaws;

          (ii) change the number of authorized or issued shares of its capital stock or issue or grant any Right or agreement of any character relating to its authorized or issued capital stock or any securities convertible into shares of such stock, or split, combine or reclassify any shares of capital stock, or declare, set aside or pay any dividend or other distribution in respect of capital stock, or redeem or otherwise acquire any shares of capital stock, except that (A) IROQ may issue shares of IROQ Common Stock upon the valid exercise, in accordance with the information set forth in IROQ DISCLOSURE
SCHEDULE 3.02(a), of presently outstanding options to acquire IROQ Common Stock under the IROQ Stock Option Plans, and (B) IROQ may continue to pay its regular quarterly cash dividend of $0.12 per share with payment and record dates consistent with past practice. Notwithstanding the foregoing, the following dividends are also permitted: a dividend by a IROQ Subsidiary to its parent(s); and the dividends on the REIT Preferred Stock that are paid in accordance with its terms;

          (iii) grant or agree to pay any bonus, severance or termination to, or enter into, renew or amend any employment agreement, severance agreement and/or supplemental executive agreement with, or increase in any manner the compensation or fringe benefits of, any of its directors, officers or employees, except and as may be required pursuant to legally binding commitments existing on the date hereof and set forth on IROQ DISCLOSURE SCHEDULES 3.08 and 3.12; and except that IROQ may pay its employees (including employees of its Subsidiaries) retention bonuses as determined by IROQ, in consultation with Niagara Bancorp, in the event that such employee remains an employee of IROQ (or an IROQ Subsidiary) until the date the systems conversion occurs (or such later date established by Niagara Bancorp not to exceed 90 days following the date the systems conversion occurs) or is terminated prior to the date of the systems conversion, but after the Merger Effective Date, and satisfactorily fulfills the duties and responsibilities of the position of such employee, provided that retention bonuses in the aggregate do not exceed $172,100, and no individual bonus exceeds $14,000;

          (iv) enter into or, except as may be required by law, modify any pension, retirement, stock option, stock purchase, stock appreciation right, stock grant, savings, profit sharing, deferred compensation, supplemental retirement, consulting, bonus, group insurance or other employee benefit, incentive or welfare contract, plan or arrangement, or any trust agreement related thereto, in respect of any of its directors, officers or employees; or make any contributions to any defined contribution or defined benefit plan not in the ordinary course of business consistent with past practice;

          (v) merge or consolidate IROQ or any IROQ Subsidiary with any other corporation; sell or lease all or any substantial portion of the assets or business of IROQ or any IROQ Subsidiary; make any acquisition of all or any substantial portion of the business or assets of any other person, firm, association, corporation or business organization other than in connection with foreclosures, settlements in lieu of foreclosure, troubled loan or debt restructuring, or the collection of any loan or credit arrangement between IROQ, or any IROQ Subsidiary, and any other person; enter into a purchase and assumption transaction with respect to deposits and liabilities; permit the revocation or surrender by any IROQ Subsidiary of its certificate of authority to maintain, or file an application for the relocation of, any existing branch office, or file an application for a certificate of authority to establish a new branch office;

          (vi) sell or otherwise dispose of the capital stock of IROQ or sell or otherwise dispose of any asset of IROQ or of any IROQ Subsidiary other than in the ordinary course of business consistent with past practice; subject any asset of IROQ or of any IROQ Subsidiary to a lien, pledge, security interest or other encumbrance (other than in connection with deposits, repurchase agreements, bankers acceptances, "treasury tax and loan" accounts established in the ordinary course of business and transactions in "federal funds" and the satisfaction of legal requirements in the exercise of trust powers) other than in the ordinary course of business consistent with past practice; incur any indebtedness for borrowed money (or guarantee any indebtedness for borrowed money), except in the ordinary course of business consistent with past practice;

          (vii) take any action which would result in any of the representations and warranties of IROQ set forth in this Agreement becoming untrue as of any date after the date hereof or in any of the conditions set forth in Article VI hereof not being satisfied, except in each case as may be required by applicable law;

          (viii) change any method, practice or principle of accounting, except as may be required from time to time by GAAP (without regard to any optional early adoption date) or any Regulatory Authority responsible for regulating IROQ or CB;

          (ix) waive, release, grant or transfer any material rights of value or modify or change in any material respect any existing material agreement or indebtedness to which IROQ or any IROQ Subsidiary is a party, other than in the ordinary course of business, consistent with past practice;

          (x) purchase any equity securities, or purchase any security for its investment portfolio inconsistent with IROQ's or any IROQ Subsidiary's current investment policy, or otherwise alter, in any material respect, the mix, maturity, credit or interest rate risk profile of its portfolio of investment securities or its portfolio of mortgage-backed securities;

          (xi) except for commitments issued prior to the date of this Agreement which have not yet expired and which have been disclosed on the IROQ DISCLOSURE SCHEDULE 5.01(a)(xi), and the renewal of existing lines of credit, make any new loan or other credit facility commitment (including without limitation, lines of credit and letters of credit) to any borrower or group of affiliated borrowers in excess of $350,000 in the aggregate for unsecured loans and $2,000,000 in the aggregate for secured loans. In addition, the following require the prior consent of Niagara Bancorp: a residential loan of $350,000 or greater; an unsecured loan of $250,000 or greater; and a commercial real estate loan of $500,000 or greater;

          (xii) except as set forth on the IROQ DISCLOSURE SCHEDULE 5.01(a)(xii), enter into, renew, extend or modify any other transaction with any Affiliate;

          (xiii) enter into any futures contract, option, interest rate caps, interest rate floors, interest rate exchange agreement or other agreement or take any other action for purposes of hedging the exposure of its interest-earning assets and interest-bearing liabilities to changes in market rates of interest;

          (xiv) except for the execution of this Agreement, and actions taken in accordance with this Agreement, take any action that would give rise to a right of payment to any individual under any employment agreement;

          (xv) make any change in policies with regard to: the extension of credit, or the establishment of reserves with respect to the possible loss thereon or the charge off of losses incurred thereon; investments; asset/liability management; or other material banking policies in any material respect except as may be required by changes in applicable law or regulations;

          (xvi) except for the execution of this Agreement, or resulting therefrom, take any action that would give rise to an acceleration of the right to payment to any individual under any IROQ Employee Plan;

          (xvii) except as set forth in IROQ DISCLOSURE SCHEDULE 5.01(a)(xvii), make any capital expenditures in excess of $50,000 individually or $100,000 in the aggregate, other than pursuant to binding commitments existing on the date hereof and other than expenditures necessary to maintain existing assets in good repair;

          (xviii) except as set forth in IROQ DISCLOSURE SCHEDULE
5.01(a)(xviii), purchase or otherwise acquire, or sell or otherwise dispose of, any assets or incur any liabilities other than in the ordinary course of business consistent with past practices and policies;

          (xix) sell any loan (other than sales of loans secured by one- to four-family real estate that are consistent with past practice) or OREO properties (other than sales of OREO which generate a net book loss of not more than $20,000 per property); or

          (xxii)  agree to do any of the foregoing.

     (b) For purposes of this Section 5.01, unless provided for in a business plan, budget or similar document delivered to Niagara Bancorp prior to the date of this Agreement, it shall not be considered in the ordinary course of business for IROQ or any IROQ Subsidiary to do any of the following: (i) except as set forth in IROQ DISCLOSURE SCHEDULE 5.01(b), make any sale, assignment, transfer, pledge, hypothecation or other disposition of any assets having a book or market value, whichever is greater, in the aggregate in excess of $100,000, other than pledges of assets to secure government deposits, to exercise trust powers, sales of assets received in satisfaction of debts previously contracted in the normal course of business, issuance of loans, sales of previously purchased government guaranteed loans, or transactions in the investment securities portfolio by IROQ or a IROQ Subsidiary or repurchase agreements made, in each case, in the ordinary course of business; or (ii) undertake or enter any lease, contract or other commitment for its account, other than in the normal course of providing credit to customers as part of its banking business, involving a payment by IROQ or any IROQ Subsidiary of more than $50,000 annually, or containing a material financial commitment and extending beyond 12 months from the date hereof.

     Section 5.02   Access; Confidentiality.

     (a) Each of IROQ and the IROQ Subsidiaries shall permit Niagara Bancorp and its representatives reasonable access to its properties, and shall disclose and make available to them all books, papers and records relating to the assets, stock ownership, properties, operations, obligations and liabilities of IROQ and its Subsidiaries, including, but not limited to, all books of account (including the general ledger), tax records, minute books of meetings of boards of directors (and any committees thereof)(other than minutes of any confidential discussion of this Agreement and the transactions contemplated hereby), and stockholders, organizational documents, bylaws, material contracts and agreements, filings with any Regulatory Authority, accountants' work papers, litigation files, plans affecting employees, and any other business activities or prospects in which Niagara Bancorp may have a reasonable interest. IROQ, CB and HFSA shall make their respective officers, employees and agents and authorized representatives (including counsel and independent public accountants) available to confer with Niagara Bancorp and its representatives. IROQ, CB and HFSA shall permit a representative of Niagara Bancorp to attend any meeting of their Boards of Directors or the Executive Committees thereof (provided that neither IROQ, CB, nor HFSA shall be required to permit the Niagara Bancorp representative to remain present during any confidential discussion of the Agreement and the transactions contemplated thereby). IROQ and each Subsidiary shall permit Niagara Bancorp, at its expense, to cause a "phase I environmental audit" and a "phase II environmental audit" to be performed at any physical location owned or occupied by IROQ or any IROQ Subsidiary. The parties will hold all such information delivered in confidence to the extent required by, and in accordance with, the provisions of the confidentiality agreement, dated February 16, 2000 among IROQ and Niagara Bancorp (the "Confidentiality Agreement").

     (b) Niagara Bancorp agrees to conduct such investigations and discussions hereunder in a manner so as not to interfere unreasonably with normal operations and customer and employee relationships of the other party.

     (c) In addition to the access permitted by subparagraph (a) above, from the date of this Agreement through the Closing Date, IROQ shall permit employees of Niagara Bancorp reasonable access to information relating to problem loans, loan restructurings and loan work-outs of IROQ.

     (d) If the transactions contemplated by this Agreement shall not be consummated, IROQ and Niagara Bancorp will each destroy or return all documents and records obtained from the other party or its representatives, during the course of its investigation and will cause all information with respect to the other party obtained pursuant to this Agreement or preliminarily thereto to be kept confidential, except to the extent such information becomes public through no fault of the party to whom the information was provided or any of its representatives or agents and except to the extent disclosure of any such information is legally required. IROQ and Niagara Bancorp shall each give prompt written notice to the other party of any contemplated disclosure where such disclosure is so legally required.

     Section 5.03   Regulatory Matters and Consents.

     (a) Niagara Bancorp and First Niagara will prepare all Applications and make all filings for, and use their best efforts to obtain as promptly as practicable after the date hereof, all necessary permits, consents, approvals, waivers and authorizations of all Regulatory Authorities necessary or advisable to consummate the transactions contemplated by this Agreement.

     (b) IROQ will furnish Niagara Bancorp with all information concerning IROQ and IROQ Subsidiaries as may be necessary or advisable in connection with any Application or filing made by or on behalf of Niagara Bancorp to any Regulatory Authority in connection with the transactions contemplated by this Agreement.

     (c) Niagara Bancorp and IROQ will promptly furnish each other with copies of all material written communications to, or received by them from any Regulatory Authority in respect of the transactions contemplated hereby, except information which is filed by either party which is designated as confidential.

     (d) The parties hereto agree that they will consult with each other with respect to the obtaining of all permits, consents, approvals and authorizations of all third parties and Regulatory Authorities. Niagara Bancorp will furnish IROQ with (i) copies of all Applications prior to filing with any Regulatory Authority and provide IROQ a reasonable opportunity to provide changes to such Applications, and (ii) copies of all Applications filed by Niagara Bancorp.

     (e) IROQ and Niagara Bancorp will cooperate with each other in the foregoing matters and will furnish the responsible party with all information concerning it and its Subsidiaries as may be necessary or advisable in connection with any Application or filing (including the Proxy Statement and any report filed with the SEC) made by or on behalf of Niagara Bancorp or IROQ to any Regulatory Authority in connection with the transactions contemplated by this Agreement, and such information will be accurate and complete in all material respects. In connection therewith, each party will provide certificates and other documents reasonably requested by the other.

     Section 5.04   Taking of Necessary Action.

     (a) Niagara Bancorp and IROQ shall each use its best efforts in good faith, and each of them shall cause its Subsidiaries to use their best efforts in good faith, to (i) furnish such information as may be required in connection with the preparation of the documents referred to in Section 5.03 of this Agreement, and (ii) take or cause to be taken all action necessary on its part using its best efforts so as to permit completion of the Merger including, without limitation, (A) obtaining the consent or approval of each individual, partnership, corporation, association or other business or professional entity whose consent or approval is required for consummation of the transactions contemplated hereby (including assignment of leases without any change in terms), provided that neither IROQ nor any IROQ Subsidiary shall agree to make any payments or modifications to agreements in connection therewith without the prior written consent of Niagara Bancorp, and (B) requesting the delivery of appropriate opinions, consents and letters from its counsel and independent auditors. No party hereto shall take, or cause, or to the best of its ability permit to be taken, any action that would substantially impair the prospects of completing the Merger pursuant to this Agreement; provided that nothing herein contained shall preclude Niagara Bancorp or IROQ from exercising its rights under this Agreement or the Stock Option Agreement.

     (b) IROQ shall prepare, subject to the review and consent of Niagara Bancorp with respect to matters relating to Niagara Bancorp and the transactions contemplated by this Agreement, a Proxy Statement to be filed by IROQ with the SEC and to be mailed to the shareholders of IROQ in connection with the meeting of its shareholders and transactions contemplated hereby, which Proxy Statement shall conform to all applicable legal requirements. The parties shall cooperate with each other with respect to the preparation of the Proxy Statement.

     Section 5.05   Certain Agreements.

     (a) From and after the Merger Effective Date through the sixth anniversary thereof, or until the final disposition of such Claim (as herein defined) with respect to any Claim asserted within the period, Niagara Bancorp agrees to indemnify, defend and hold harmless each present and former director and officer of IROQ and its Subsidiaries determined as of the Closing Date (the "Indemnified
                                                                     -----------
Parties") against all losses, claims, damages, costs,
-------
expenses (including reasonable attorneys' fees and expenses), liabilities, judgments or amounts paid in settlement (with the approval of Niagara Bancorp, which approval shall not be unreasonably withheld) or in connection with any claim, action, suit, proceeding or investigation arising out of matters existing or occurring at or prior to the Merger Effective Date (a "Claim") in
                                                                   -----
which an Indemnified Party is, or is threatened to be made, a party or a witness based in whole or in part on, or arising in whole or in part out of, the fact that such person is or was a or officer of IROQ or any of its subsidiaries, regardless of whether such Claim is asserted or claimed prior to, at or after the Closing Date, to the fullest extent to which directors and officers of IROQ are entitled under the NYBCL, IROQ's certificate of incorporation and bylaws, or other applicable law as in effect on the date hereof (and Niagara Bancorp shall pay expenses in advance of the final disposition of any such action or proceeding to each Indemnified Party to the extent permissible to a New York corporation under the NYBCL and IROQ's certificate of incorporation and bylaws as in effect on the date hereof; provided, that the person to whom expenses are advanced provides an
--------
undertaking to repay such expenses if it is ultimately determined that such person is not entitled to indemnification). All rights to indemnification in respect of a Claim asserted or made within the period described in the preceding sentence shall continue until the final non-appealable disposition of such Claim.

     (b) Any Indemnified Party wishing to claim indemnification under Section 5.05(a), upon learning of any Claim, shall promptly notify Niagara Bancorp, but the failure to so notify shall not relieve Niagara Bancorp of any liability it may have to such Indemnified Party except to the extent that such failure materially prejudices Niagara Bancorp In the event of any Claim, (1) Niagara Bancorp shall have the right to assume the defense thereof (with counsel reasonably satisfactory to the Indemnified Party) and upon such assumption shall not be liable to such Indemnified Parties for any legal expenses of other counsel or any other expenses subsequently incurred by such Indemnified Parties in connection with the defense thereof, except that, if Niagara Bancorp elects not to assume such defense or counsel for the Indemnified Parties advises that there are issues which raise conflicts of interest between Niagara Bancorp and the Indemnified Parties, the Indemnified Parties may retain counsel satisfactory to them, and Niagara Bancorp shall pay all reasonable fees and expenses of such counsel for the Indemnified Parties promptly as statements therefor are received, provided further that Niagara Bancorp shall in all cases be obligated pursuant to this paragraph to pay for only one firm of counsel for all Indemnified Parties, (2) the Indemnified Parties will cooperate in the defense of any such Claim and (3) Niagara Bancorp shall not be liable for any settlement effected without its prior written consent (which consent shall not unreasonably be withheld).

     (c) In the event Niagara Bancorp or any of is successors or assigns (1) consolidates with or merges into any other Person and shall not continue or survive such consolidation or merger, or (2) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of Niagara Bancorp assume the obligations set forth in this Section 5.05.

     (d) Niagara Bancorp shall maintain in effect for three years from the Closing Date, if available, the current directors' and officers' liability insurance policy maintained by IROQ (provided that Niagara Bancorp may
                                     --------
substitute therefor policies of at least the same coverage containing terms and conditions which are not materially less favorable) with respect to matters occurring at or prior to the Closing Date, provided, however, that in no event
                                           --------  -------
shall Niagara Bancorp be required to expend pursuant to this Section 5.05(d) more than the amount equal to 130% of the current annual amount expended by IROQ to maintain or procure insurance coverage pursuant hereto. In connection with the foregoing, IROQ agrees to provide such insurer or substitute insurer with such representations as such insurer may reasonably request with respect to the reporting of any prior claims.

     (e) The provisions of this Section 5.05 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party and his or her heirs and representatives.

     Section 5.06 No Other Bids and Related Matters. From and after the date hereof until the termination of this Agreement, neither IROQ, CB, HFSA or any IROQ Subsidiary, nor any of their respective officers, directors, employees, representatives, agents or affiliates (including, without limitation, any investment banker, attorney or accountant retained by IROQ or any of its Subsidiaries), will, directly or indirectly, initiate, solicit or knowingly encourage (including by way of furnishing non-public information or assistance), or facilitate knowingly, any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal (as defined below), or enter into or maintain or continue discussions or negotiate with any person or entity in furtherance of such inquiries or to obtain an Acquisition Proposal or agree to or endorse any Acquisition Proposal, or authorize or permit any of its officers, directors, or employees or any of its subsidiaries or any investment banker, financial advisor, attorney, accountant or other representative retained by any of its subsidiaries to take any such action, and IROQ shall notify Niagara Bancorp orally (within one business day) and in writing (as promptly as practicable) of all of the relevant details relating to all inquiries and proposals which it or any of its Subsidiaries or any such officer, director employee, investment banker, financial advisor, attorney, accountant or other representative may receive relating to any of such matters and if such inquiry or proposal promptly. Provided, however, that nothing contained in this Section
5.06 shall prohibit the Board of Directors of IROQ from (i) furnishing information to, or entering into discussions or negotiations with any person or entity that makes an unsolicited written, bona fide proposal, to acquire IROQ or any Subsidiary pursuant to a merger, consolidation, share exchange, business combination, tender or exchange offer or other similar transaction, if, and only
                                                                    ------------
to the extent that, (A) the Board of Directors of IROQ receives a written
------------------
opinion from its independent financial advisor that such proposal may be superior to the Merger from a financial point-of-view to IROQ's stockholders,
(B) the Board of Directors of IROQ, after consultation with and based upon the advice of independent legal counsel, determines in good faith that such action is necessary for the Board of Directors of IROQ to comply with its fiduciary duties to stockholders under applicable law (such proposal that satisfies (A) and (B) being referred to herein as a "Superior Proposal"), (C) prior to furnishing such information to, or entering into discussions or negotiations with, such person or entity, IROQ (x) provides reasonable notice to Niagara Bancorp to the effect that it is furnishing information to, or entering into discussions or negotiations with, such person or entity (identifying such person or entity) and (y) receives from such person or entity an executed confidentiality agreement in form and substance identical in all material respects to the Confidentiality Agreement, and (D) the IROQ Special Meeting of Stockholders convened to approve this Agreement has not occurred, (ii) complying with Rule 14e-2 promulgated under the Exchange Act with regard to a tender or exchange offer, or (iii) prior to the IROQ Special Meeting of Stockholders convened to approve this Agreement, failing to make or withdrawing or modifying its recommendation to stockholders, and entering into a Superior Proposal if there exists a Superior Proposal and the Board of Directors of IROQ, after consultation with and based upon the advice of independent legal counsel, determined in good faith that such action is necessary for such Board of Directors to comply with its fiduciary duties to stockholders under applicable law. For purposes of this Agreement, "Acquisition Proposal" shall mean any of the following (other than the transactions contemplated hereunder) involving IROQ or any of its Subsidiaries: (i) any merger, consolidation, share exchange, business combination, or other similar transactions; (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of 20% or more of the assets of IROQ, taken as a whole, in a single transaction or series of transactions; (iii) any tender offer or exchange offer for 20% or more of the outstanding shares of capital stock of IROQ or the filing of a registration statement under the Securities Act in connection therewith; or (iv) any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing.

     Section 5.07 Duty to Advise; Duty to Update the IROQ Disclosure Schedules. IROQ shall promptly advise Niagara Bancorp of any change or event having a Material Adverse Effect on it or on any IROQ Subsidiary or which it believes would or would be reasonably likely to cause or constitute a material breach of any of its representations, warranties or covenants set forth herein. IROQ shall update the IROQ DISCLOSURE SCHEDULES as promptly as practicable after the occurrence of an event or fact which, if such event or fact had occurred prior to the date of this Agreement, would have been disclosed in the IROQ DISCLOSURE SCHEDULES. The delivery of such updated Schedule shall not relieve IROQ from any breach or violation of this Agreement and shall not have any effect for the purposes of determining the satisfaction of the condition set forth in Sections 6.02(c) hereof.

     Section 5.08 Conduct of Niagara Bancorp's Business. From the date of this Agreement to the Closing Date, Niagara Bancorp will use its best efforts to
(x) preserve its business organizations intact, (y) maintain good relationships with employees, and (z) preserve for itself the goodwill of customers of First Niagara and its other Subsidiaries. From the date of this Agreement to the Closing Date, neither Niagara Bancorp nor any Niagara Bancorp Subsidiary will
(i) amend its certificate of incorporation, charter or bylaws in any manner inconsistent with the prompt and timely consummation of the transactions contemplated by this Agreement, provided that Niagara Bancorp may amend its certificate to change its name to First Niagara Financial Group, Inc., (ii) take any action which would result in any of the representations and warranties of Niagara Bancorp or First Niagara set forth in this Agreement becoming untrue as of any date after the date hereof or in any of the conditions set forth in
Article VI hereof not being satisfied, except in each case as may be required by applicable law, (iii) take any action which would or is reasonably likely to adversely effect or materially delay the receipt of the necessary approvals from the Regulatory Authorities; (iv) take action which would or is reasonably likely to materially and adversely affect Niagara Bancorp's ability to perform its covenants and agreements under this Agreement; (v) take any action that would result in any of the conditions to the Merger not being satisfied; or (vi) agree to do any of the foregoing. IROQ acknowledges and understands that Niagara Bancorp has entered into agreements to acquire Albion Banc Corp ("ABC") and CNY Financial Corporation ("CNYF"), that Niagara Bancorp is likely to consummate its acquisitions of ABC and CNYF prior to the consummation of the transactions contemplated by this Agreement, and IROQ agrees that the consummation of the ABC and the CNYF acquisitions is not inconsistent with, or in any way violative of or contrary to, its obligations under, or any of the terms of, this Agreement.

     Section 5.09 Board and Committee Minutes. IROQ, CB and HFSA shall each provide to Niagara Bancorp, within thirty (30) days after any meeting of their respective Board of Directors, or any committee thereof, a copy of the minutes of such meeting, except that with respect to any meeting held within thirty (30) days of the Closing Date, such minutes shall be provided to each party prior to the Closing Date (provided that they may redact any portion of the minutes that relate to any confidential discussion of the Agreement and the transactions contemplated thereby).

     Section 5.10  Undertakings by IROQ and Niagara Bancorp

     (a)  From and after the date of this Agreement:

          (i) Voting by Directors. Simultaneously with the execution of this Agreement, or within five days thereof, each Director of IROQ shall enter into the agreement set forth as Exhibit B to this Agreement;

          (ii) Proxy Solicitor. IROQ shall retain a proxy solicitor in connection with the solicitation of shareholder approval of this Agreement;

          (iii) Outside Service Bureau Contracts. If requested to do so by Niagara Bancorp, IROQ shall use its best efforts to obtain an extension of, or termination of, any contract with an outside service bureau or other vendor of services to IROQ, on terms and conditions mutually acceptable to IROQ and Niagara Bancorp;

          (iv) Board Meetings. IROQ and CB shall permit a representative of Niagara Bancorp to attend any meeting of IROQ, CB, or HFSA's Board of Directors or the Executive Committees thereof (provided that they shall not be required to permit the Niagara Bancorp representative to remain present during any confidential discussion of the Agreement and the transactions contemplated thereby). IROQ and CB shall effect such changes to the Restated Organization Certificate and the Bylaws of CB, to be effective as of the Merger Effective Date, as Niagara Bancorp may reasonably request in order to facilitate the operation of CB as a wholly-owned subsidiary of Niagara Bancorp;

          (v) List of Nonperforming Assets. IROQ shall provide Niagara Bancorp, within ten (10) days of the end of each calendar month, a written list of nonperforming assets (the term "nonperforming assets," for purposes of this subsection, means (i) loans that are "troubled debt restructuring" as defined in Statement of Financial Accounting Standards No. 15, "Accounting by Debtors and Creditors for Troubled Debt Restructuring," (ii) loans on nonaccrual, (iii) real estate owned, (iv) all loans ninety (90) days or more past due) as of the end of such month and (iv) and impaired loans; and

          (vi) Reserves and Merger-Related Costs. On or before the Effective Date, IROQ shall establish such additional accruals and reserves as may be necessary to conform the accounting reserve practices and methods (including credit loss practices and methods) of IROQ to those of Niagara Bancorp (as such practices and methods are to be applied to IROQ from and after the Closing Date) and Niagara Bancorp's plans with respect to the conduct of the business of IROQ following the Merger and otherwise to reflect Merger-related expenses and costs incurred by IROQ, provided, however, that IROQ shall not be required to take such action unless Niagara Bancorp agrees in writing that all conditions to closing set forth in Section 6.02 have been satisfied or waived (except for the expiration of any applicable waiting periods); prior to the delivery by Niagara Bancorp of the writing referred to in the preceding clause, IROQ shall provide Niagara Bancorp a written statement, certified without personal liability by the chief executive officer of IROQ and dated the date of such writing, that the representation made in Section 3.15(b) hereof is true as of such date or, alternatively, setting forth in detail the circumstances that prevent such representation from being true as of such date; and no accrual or reserve made by IROQ or any IROQ Subsidiary pursuant to this subsection, or any litigation or regulatory proceeding arising out of any such accrual or reserve, shall constitute or be deemed to be a breach or violation of any representation, warranty, covenant, condition or other provision of this Agreement or to constitute a termination event within the meaning of Section 7.01(b) hereof. No action shall be required to be taken by IROQ pursuant to this Section 5.10(vi) if, in the opinion of IROQ's independent auditors, such action would contravene GAAP; and

          (vii) Shareholders Meeting. IROQ shall submit this Agreement to its shareholders for approval at a meeting to be held as soon as practicable, and, subject to the next sentence, its Boards of Director shall recommend approval of this Agreement to the IROQ shareholders. The Board of Directors of IROQ may fail to make such a recommendation, or withdraw, modify or change any such recommendation only in connection with a Superior Proposal, as set forth in
Section 5.06 of this Agreement, and only if such Board of Directors, after having consulted with and considered the advice of outside counsel to such Board, has determined that the making of such recommendation, or the failure so to withdraw, modify or change its recommendation, would constitute a breach of the fiduciary duties of such directors under New York law. IROQ shall take all steps necessary in order to hold a special meeting of stockholders for the purpose of approving this Agreement within four months of the date of this Agreement, or as soon thereafter as is practicable.

          (viii) Systems Conversions. IROQ and Niagara Bancorp shall meet on a regular basis to discuss and plan for the conversion of IROQ and its Subsidiaries' data processing and related electronic informational systems to those used by Niagara Bancorp and its subsidiaries, which planning shall include, but not be limited to, discussion of the possible termination by IROQ, CB and HFSA of third-party service provider arrangements effective at the Effective Time or at a date thereafter, non-renewal of personal property leases and software licenses used by IROQ or any of its Subsidiaries in connection with its systems operations, retention of outside consultants and additional employees to assist with the conversion, and outsourcing, as appropriate, of proprietary or self-provided system services, it being understood that IROQ shall not be obligated to take any such action prior to the Effective Time and, unless IROQ otherwise agrees, no conversion shall take place prior to the Effective Time. In the event that IROQ or any of its Subsidiaries takes, at the request of Niagara Bancorp, any action relative to third parties to facilitate the conversion that results in the imposition of any termination fees, expenses or charges, Niagara Bancorp shall indemnify IROQ and its Subsidiaries for any such fees, expenses and charges, and the costs of reversing the conversion process, if for any reason the Merger is not consummated in accordance with the terms of this Agreement.

     (b) From and after the date of this Agreement, Niagara Bancorp and IROQ shall each:

          (i) Filings and Approvals. Cooperate with the other in the preparation and filing, as soon as practicable, of (A) the Applications, (B) the Proxy Statement, (C) all other documents necessary to obtain any other approvals and consents required to effect the completion of the Merger, and (D) all other documents contemplated by this Agreement;

          (ii) Public Announcements. Cooperate and cause their respective officers, directors, employees and agents to cooperate in good faith, consistent with their respective legal obligations, in the preparation and distribution of, and agree upon the form and substance of, any press release related to this Agreement and the transactions contemplated hereby, and any other public disclosures related thereto, including without limitation communications to shareholders, internal announcements and customer disclosures, but nothing contained herein shall prohibit either party from making any disclosure which its counsel deems necessary, provided that the disclosing party notifies the other party reasonably in advance of the timing and contents of such disclosure;

          (iii) Maintenance of Insurance. Maintain, and cause their respective Subsidiaries to maintain, insurance in such amounts as are reasonable to cover such risks as are customary in relation to the character and location of its properties and the nature of its business;

          (iv) Maintenance of Books and Records. Maintain, and cause their respective Subsidiaries to maintain, books of account and records in accordance with generally accepted accounting principles applied on a basis consistent with those principles used in preparing the financial statements heretofore delivered;

          (v) Delivery of Securities Documents. Deliver to the other, copies of all Securities Documents simultaneously with the filing thereof; or

          (vi) Taxes. File all federal, state, and local tax returns required to be filed by them or their respective Subsidiaries on or before the date such returns are due (including any extensions) and pay all taxes shown to be due on such returns on or before the date such payment is due.

     Section 5.11   Employee and Termination Benefits; Directors and Management.

     (a) The IROQ Employee Stock Ownership Plan (the "IROQ ESOP") shall be terminated as of, or prior to, the Merger Effective Date (all shares held by the ESOP shall be converted into the right to receive the Merger Consideration), all outstanding IROQ ESOP indebtedness shall be repaid, and the balance shall be allocated and distributed to IROQ employees (subject to the receipt of a determination letter from the IRS), as provided for in the IROQ ESOP and unless otherwise required by applicable law. Niagara Bancorp will review other IROQ Employee Plans to determine whether to maintain, terminate or continue such plans. All IROQ Employees who become participants in a Niagara Bancorp (or Subsidiary) Plan shall, for purposes of determining eligibility for and vesting of such employee benefits only (and not for pension benefit accrual purposes) and, if applicable and permitted under the Niagara Bancorp (or Subsidiary) Plan(s), for purposes of satisfying any waiting periods concerning "preexisting conditions" and the satisfaction of any "copayment" or deductible requirements, be given credit for service with IROQ or an IROQ subsidiary or any predecessor thereto prior to the Effective Date.

     (b) After the Merger Effective Date, any former employees of IROQ or any IROQ Subsidiary whose employment is terminated, other than for cause, within twelve months of the Closing Date shall be provided with severance benefits in accordance with the severance policy described on IROQ DISCLOSURE SCHEDULE 5.11(b), except for employees who have employment contracts (as set forth in IROQ DISCLOSURE SCHEDULE 3.08(a)) in which event such employee shall be provided with benefits in accordance with their employment agreement.

     Section 5.12 Duty to Advise; Duty to Update Niagara Bancorp's Disclosure Schedules. Niagara Bancorp shall promptly advise IROQ of any change or event which it believes would or would be reasonably likely to cause or constitute a material breach of any of its representations, warranties or covenants set forth herein. Niagara Bancorp shall update Niagara Bancorp's DISCLOSURE SCHEDULES as promptly as practicable after the occurrence of an event or fact which, if such event or fact had occurred prior to the date of this Agreement, would have been disclosed in the Niagara Bancorp DISCLOSURE SCHEDULE. The delivery of such updated Schedule shall not relieve Niagara Bancorp from any breach or violation of this Agreement and shall not have any effect for the purposes of determining the satisfaction of the condition set forth in Sections 6.01(c) hereof.

     Section 5.13   Governance and Related Matters.

     (a) Following the Merger Effective Date, and subject to paragraph (c) below, the board of directors of CB and the chairman of the board of directors of CB shall be as mutually agreed upon between CB and Niagara Bancorp. The directors of CB shall be entitled to receive attendance and retainer fees in the same amounts as in effect on the date of this Agreement. The retirement age for service on the CB board shall be 70 years. Niagara Bancorp shall have appropriate representation on the CB board. IROQ and CB shall effect such changes to the Organization Certificate and Bylaws of CB, such amendments to be effective as of the Merger Effective Date, as Niagara Bancorp may reasonably request in order to facilitate the operation of CB as a wholly-owned subsidiary of Niagara Bancorp.

     (b) Niagara Bancorp will honor the employment contract termination provisions for executive officers of IROQ and its Subsidiaries, including that for Richard Callahan (the payment to Mr. Callahan shall be made in four equal installments commencing on the Merger Effective Date and ending on the third anniversary thereof). Following the Merger Effective Date, Richard Callahan shall continue to serve as President and Chief Executive Officer of CB.

     (c) Niagara Bancorp hereby affirms that it is its present intention to operate CB as a separate subsidiary for at least the next two years with the same board of directors as constituted pursuant to Section 5.13(a). Niagara Bancorp does not intend to operate HFSA as a separate subsidiary and Niagara Bancorp may, in its discretion, merge HFSA into CB or another Niagara Bancorp Subsidiary or take any other action with respect HFSA (including, without
limitation, a possible sale of HFSA to a third party).   If prior to the Merger
Effective Date Niagara Bancorp determines to merge HFSA with a Niagara Bancorp Subsidiary, HFSA shall take all actions necessary and appropriate, including causing the entering into of appropriate merger agreements, as Niagara Bancorp reasonably deems advisable, in each case in accordance with applicable laws and regulations and in no event effective until (and subject to the occurrence of) the Merger Effective Date.

     (d) One non-employee member of the board of directors of IROQ, mutually agreeable to IROQ and Niagara Bancorp, shall be appointed to the Board of Directors of Niagara Bancorp effective as of the Merger Effective Date.

                                  ARTICLE VI
                                  CONDITIONS

     Section 6.01 Conditions to IROQ's Obligations under this Agreement. The obligations of IROQ hereunder shall be subject to satisfaction at or prior to the Closing Date of each of the following conditions, unless waived by IROQ pursuant to Section 8.03 hereof:

     (a) Corporate Proceedings. All action required to be taken by, or on the part of, Niagara Bancorp and First Niagara Merger Corp to authorize the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated by this Agreement, shall have been duly and validly taken by Niagara Bancorp and First Niagara Merger Corp; and IROQ shall have received certified copies of the resolutions evidencing such authorizations;

     (b) Covenants. The obligations and covenants of Niagara Bancorp required by this Agreement to be performed by Niagara Bancorp at or prior to the Closing Date shall have been duly performed and complied with in all material respects;

     (c) Representations and Warranties. Each of the representations and warranties of Niagara Bancorp in this Agreement which is qualified as to materiality shall be true and correct, and each such representation or warranty that is not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement, and (except to the extent such representations and warranties speak as of an earlier date) as of the Merger Effective Date;

     (d) Approvals of Regulatory Authorities. The Parties shall have received all required approvals of Regulatory Authorities of the Merger, and all notice and waiting periods required thereunder shall have expired or been terminated;

     (e) No Injunction. There shall not be in effect any order, decree or injunction of a court or agency of competent jurisdiction which enjoins or prohibits consummation of the transactions contemplated hereby;

     (f) Officer's Certificate. Niagara Bancorp shall have delivered to IROQ a certificate, dated the Closing Date and signed, without personal liability, by its chairman of the board or president, to the effect that the conditions set forth in subsections (a) through (e) and (i) of this Section 6.01 have been satisfied, to the best knowledge of the officer executing the same;

     (g) Opinion of Niagara Bancorp's Counsel. IROQ shall have received an opinion of Luse Lehman Gorman Pomerenk & Schick, P.C., counsel to Niagara Bancorp, dated the Closing Date, in form and substance reasonably satisfactory to IROQ and its counsel to the effect set forth on Exhibit 6.1 attached hereto;

     (h) Approval of IROQ's Shareholders. This Agreement shall have been approved by the shareholders of IROQ by such vote as is required under applicable New York law, and IROQ's certificate of incorporation and bylaws; and

     (i) Funds Deposited with the Exchange Agent. Niagara Bancorp shall have deposited or caused to be deposited, in trust with the Exchange Agent, an amount of cash equal to the aggregate Merger Consideration that the IROQ stockholders shall be entitled to receive on the Merger Effective Date pursuant to Section
2.02 of this Agreement.

     Section 6.02 Conditions to Niagara Bancorp's Obligations under this Agreement. The obligations of Niagara Bancorp hereunder shall be subject to satisfaction at or prior to the Closing Date of each of the following conditions, unless waived by Niagara Bancorp pursuant to Section 8.03 hereof:

     (a) Corporate Proceedings. All action required to be taken by, or on the part of, IROQ to authorize the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated by this Agreement, shall have been duly and validly taken by IROQ; and Niagara Bancorp shall have received certified copies of the resolutions evidencing such authorizations;

     (b) Covenants. The obligations and covenants of IROQ required by this Agreement to be performed by it at or prior to the Closing Date shall have been duly performed and complied with in all material respects;

     (c) Representations and Warranties. Each of the representations and warranties of IROQ in this Agreement which is qualified as to materiality shall be true and correct, and each such representation or warranty that is not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement, and (except to the extent such representations and warranties speak as of an earlier date) as of the Merger Effective Date;

     (d) Approvals of Regulatory Authorities. Niagara Bancorp shall have received all required approvals of Regulatory Authorities of the Merger (without the imposition of any conditions that are in Niagara Bancorp's reasonable judgment unduly burdensome); and all notice and waiting periods required thereunder shall have expired or been terminated;

     (e) No Injunction. There shall not be in effect any order, decree or injunction of a court or agency of competent jurisdiction which enjoins or prohibits consummation of the transactions contemplated hereby;

     (f) No Material Adverse Effect. Since December 31, 1999, there shall not have occurred any Material Adverse Effect with respect to IROQ;

     (g) Approval of IROQ's Shareholders. This Agreement shall have been approved by the shareholders of IROQ by such vote as is required under applicable New York law, and IROQ's certificate of incorporation and bylaws;

     (h) Officer's Certificate. IROQ shall have delivered to Niagara Bancorp a certificate, dated the Closing Date and signed, without personal liability, by its chairman of the board or president, to the effect that the conditions set forth in subsections (a) through (g) and (k) of this Section 6.02 have been satisfied, to the best knowledge of the officer executing the same;

     (i) Opinions of IROQ's Counsel. Niagara Bancorp shall have received an opinion of Harris Beach & Wilcox, LLP, counsel to IROQ, dated the Closing Date, in form and substance reasonably satisfactory to Niagara Bancorp and its counsel to the effect set forth on Exhibit 6.3 attached hereto; and

     (j) Tax Opinion. Niagara Bancorp shall have received an opinion of Luse Lehman Gorman Pomerenk & Schick, P.C., its counsel, substantially to the effect set forth on Exhibit 6.2 attached hereto.


                                  ARTICLE VII
                       TERMINATION, WAIVER AND AMENDMENT


     Section 7.01 Termination. This Agreement may be terminated on or at any time prior to the Closing Date:

     (a)  By the mutual written consent of the parties hereto;

     (b)  By Niagara Bancorp or IROQ:

          (i) if there shall have been a material breach of any representation, warranty, covenant or other obligation of the other party, and the breach cannot be, or shall not have been, cured within 30 days after receipt by such other party of notice in writing specifying the nature of such breach and requesting that it be cured, and such breach would entitle the non-breaching party not to consummate the Company Merger under Section 6 of this Agreement;

          (ii) if the Closing Date shall not have occurred on or before January 31, 2001, unless the failure of such occurrence shall be due to the failure of the party seeking to terminate this Agreement to perform or observe its obligations set forth in this Agreement required to be performed or observed by such party on or before the Closing Date;

          (iii) if either party has been informed in writing by a Regulatory Authority whose approval or consent has been requested that such approval or consent has been denied or is likely to be denied, unless the failure of such occurrence shall be due to the failure of the party seeking to terminate this Agreement to perform or observe its agreements set forth herein required to be performed or observed by such party on or before the Closing Date; and

          (iv) if there has been no Superior Proposal but the approval of the shareholders of IROQ required for the consummation of the Merger shall not have been obtained by reason of the failure to obtain the required vote at a duly held meeting of shareholders or at any adjournment or postponement thereof;

     (c) by IROQ if, as provided in Section 5.06, it receives a Superior Proposal and the IROQ Board of Directors determines that it would be in accordance with its fiduciary duties, based upon the advice of its outside legal counsel, to accept the third party proposal; provided, however, that such
                                             --------  -------
termination shall not effect the right of Niagara Bancorp to exercise the Stock Option Agreement; or

     (d) by Niagara Bancorp if (i) as provided in Section 5.06, the Board of Directors of IROQ withdraws its recommendation of this Agreement, fails to make such recommendation or modifies or qualifies its recommendation in a manner adverse to Niagara Bancorp, or (ii) IROQ enters into an agreement to be acquired by, or merge or combine with, a third party in connection with a Superior Proposal. Provided, however, that such termination shall not effect the
                   --------  -------
right of Niagara Bancorp to exercise the Stock Option Agreement

     Section 7.02 Effect of Termination. If this Agreement is terminated pursuant to Section 7.01 hereof, this Agreement shall forthwith become void (other than Section 5.02(a) and (d) and Section 8.01 hereof, which shall remain in full force and effect), and except as otherwise provided herein there shall be no further liability on the part of any of Niagara Bancorp, First Niagara Merger Corp or IROQ, or their respective officers, directors and employees.


                                 ARTICLE VIII
                                 MISCELLANEOUS

     Section 8.01   Expenses.

     (a) Whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such expenses, except as this Agreement otherwise expressly provides.

     (b) In the event of a willful breach of any representation, warranty, covenant or agreement contained in this Agreement, the breaching party shall remain liable for any and all damages, costs and expenses, including all reasonable attorneys' fees, sustained or incurred by the non-breaching party as a result thereof or in connection therewith or with the enforcement of its rights hereunder.

     Section 8.02 Non-Survival of Representations and Warranties. All representations, warranties and, except to the extent specifically provided otherwise herein, agreements and covenants, other than those covenants set forth in Article II, and Section 5.02(d), the last sentence of Section 5.02(a), Sections 5.05, 5.11, and 5.13(a), (b) and (d), which will survive the Merger, shall terminate on the Closing Date.

     Section 8.03 Amendment, Extension and Waiver. Subject to applicable law, at any time prior to the consummation of the transactions contemplated by this Agreement, the parties may (a) amend this Agreement, (b) extend the time for the performance of any of the obligations or other acts of either party hereto, (c) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, or (d) waive compliance with any of the agreements or conditions contained in Articles V and VI hereof or otherwise. This Agreement may not be amended except by an instrument in writing authorized by the respective Boards of Directors and signed, by duly authorized officers, on behalf of the parties hereto. Any agreement on the part of a party hereto to any extension or waiver shall be valid only if set forth in an instrument in writing signed by a duly authorized officer on behalf of such party, but such waiver or failure to insist on strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

     Section 8.04 Entire Agreement. This Agreement, including the documents and other writings referred to herein or delivered pursuant hereto, contains the entire agreement and understanding of the parties with respect to its subject matter. This Agreement supersedes all prior arrangements and understandings between the parties, both written or oral with respect to its subject matter. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors; provided, however, that nothing in this Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto and their respective successors, any rights, remedies, obligations or liabilities other than pursuant to Sections 2.02, 2.03, 2.04,
5.02 and 5.05.

     Section 8.05 No Assignment. Neither party hereto may assign any of its rights or obligations hereunder to any other person, without the prior written consent of the other party hereto.

     Section 8.06 Notices. All notices or other communications hereunder shall be in writing and shall be deemed given if delivered personally, mailed by prepaid registered or certified mail (return receipt requested), or sent by telecopy, addressed as follows:

     (a)  If to Niagara Bancorp, Inc. to:
          Niagara Bancorp
          6950 South Transit Road, P.O. Box 514
          Lockport, New York 14095-0514
          Attention:  William E. Swan
          President and Chief Executive Officer

          with a copy to:

          Luse Lehman Gorman Pomerenk & Schick, PC
          5335 Wisconsin Avenue, NW
          Washington, D.C. 20015
          Attention:  John J. Gorman, Esq.

     (b)  If to IROQ, to:

          IROQ
          115 Genesee Street
          Auburn, New York 13021
          Attn:  Richard Callahan
          President and Chief Executive Officer

          with a copy to:

          Harris Beach & Wilcox, LLP
          130 East Main Street
          Rochester, New York 14604
          Attn:  Linda Oldfield

     Section 8.07 Captions. The captions contained in this Agreement are for reference purposes only and are not part of this Agreement.

     Section 8.08 Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

     Section 8.09 Severability. If any provision of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

     Section 8.10 Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they are entitled at law or in equity.

     Section 8.11 Governing Law. This Agreement shall be governed by and construed in accordance with the domestic internal law (including the law of conflicts of law) of the State of Delaware.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.


NIAGARA BANCORP, INC.




By:  /s/ William E. Swan
     -------------------------------------------
     William E. Swan
     President and Chief Executive Officer


FIRST NIAGARA MERGER CORP




By:  /s/ William E. Swan
     -------------------------------------------
     William E. Swan
     President and Chief Executive Officer


IROQUOIS BANCORP




By:  /s/ Richard D. Callahan
     -------------------------------------------
     Richard D. Callahan
     President and Chief Executive Officer

                                                                       Exhibit A

                             STOCK OPTION AGREEMENT

     STOCK OPTION AGREEMENT, dated March 26, 2000, between Iroquois Bancorp, Inc., a New York corporation ("Issuer") and Niagara Bancorp, Inc., a Delaware corporation ("Grantee"). Capitalized terms used herein without definition have the meanings specified in the Merger Agreement (as hereinafter defined).

                              W I T N E S S E T H:

     WHEREAS, Grantee and Issuer have entered into an Agreement and Plan of Merger dated March 26, 2000 (the "Merger Agreement"), which agreement has been executed by the parties hereto prior to this Agreement; and

     WHEREAS, as a condition to Grantee's entering into the Merger Agreement and in consideration therefor, Issuer has agreed to grant Grantee the Option (as hereinafter defined):

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein and in the Merger Agreement, the parties hereto agree as follows:

     1. (a) Issuer hereby grants to Grantee an unconditional, irrevocable option (the "Option") to purchase, subject to the terms hereof, up to 459,069 fully paid and nonassessable shares of its common stock, par value $1.00 per share ("Common Stock"), at a price of $24.00 per share (such price, as adjusted if applicable, the "Option Price"); provided, however, that in the event Issuer issues or agrees to issue any shares of Common Stock (other than as permitted under the Merger Agreement) at a price less than $24.00 per share, such Option Price shall be equal to such lesser price. The number of shares of Common Stock that may be received upon the exercise of the Option and the Option Price are subject to adjustment as herein set forth.

        (b) In the event that any additional shares of Common Stock are issued or otherwise become outstanding after the date of this Agreement (other than pursuant to this Agreement), the number of shares of Common Stock subject to the Option shall be increased so that, after such issuance, it equals 19.99% of the number of shares of Common Stock then issued and outstanding without giving effect to any shares subject or issued pursuant to the Option. Nothing contained in this Section 1(b) or elsewhere in this Agreement shall be deemed to authorize Issuer or Grantee to breach any provision of the Merger Agreement.

     2. (a) The holder or holders of the Option (including Grantee or any subsequent transferee(s)) (the "Holder") may exercise the Option, in whole or part, if, but only if, both an Initial Triggering Event (as hereinafter defined) and a Subsequent Triggering Event (as hereinafter defined) shall have occurred prior to the occurrence of an Exercise Termination Event (as hereinafter defined), provided that the Holder shall have sent the written notice of such exercise (as provided in subsection (e) of this Section 2) within 180 days following the first such Subsequent Triggering Event. Each of the following shall be an Exercise Termination Event: (i) the Merger Effective Date (as defined in the Merger Agreement); (ii) termination of the Merger Agreement in accordance with the provisions thereof if such termination occurs prior to the occurrence of an Initial Triggering Event; or
(iii) the passage of eighteen months after termination of the Merger Agreement if such termination follows or occurs at the same time as the occurrence of an Initial Triggering Event. Notwithstanding anything to the contrary contained in this Agreement, the Option may not be exercised (nor may the holder's rights under Section 11 be exercised) at any time when Grantee shall be in breach of its covenants or agreements contained in the Merger Agreement under circumstances that would entitle Issuer to terminate the Merger Agreement and such breach has not been cured, unless the Merger Agreement has been terminated in accordance with Section 7.01(c) or (d) thereof.

        (b) The term "Initial Triggering Event" shall mean any of the following events or transactions occurring after the date hereof:

             (i) Issuer participates (or authorizes participation in) negotiations regarding a Superior Proposal, as contemplated in Sections
     5.06 and 7.01(c) of the Merger Agreement.

             (ii) Issuer or any of its Subsidiaries (each an "Issuer Subsidiary"), without having received Grantee's prior written consent, shall have entered into an agreement to engage in an Acquisition Transaction (as hereinafter defined) with any person (the term "person" for purposes of this Agreement having the meaning assigned thereto in Sections 3(a)(9) and 13(d)(3) of the Securities Exchange Act of 1934, and the rules and regulations thereunder (the "1934 Act")) other than Grantee or any of its Subsidiaries (each a "Grantee Subsidiary"). For purposes of this Agreement, "Acquisition Transaction" shall mean (x) a merger or consolidation, or any similar transaction, involving Issuer or any Significant Subsidiary (as defined in Rule 1-02 of Regulation S-X promulgated by the SEC) of Issuer, (y) a purchase, lease or other acquisition of all or substantially all of the assets of Issuer or any Significant Subsidiary of Issuer, or (z) a purchase or other acquisition (including by way of merger, consolidation, share exchange or otherwise) of beneficial ownership of securities representing 20% or more of the voting power of Issuer or any Significant Subsidiary of Issuer, provided that the term "Acquisition Transaction" does not include any internal merger or consolidation involving only Issuer and/or Issuer Subsidiaries;

             (iii) (A) Any person other than Grantee, or any Grantee Subsidiary, or any Issuer Subsidiary acting in a fiduciary capacity (collectively, "Excluded Persons"), alone or together with such person's affiliates and associates (as such terms are defined in Rule 12b-2 under the 1934 Act) shall have acquired beneficial ownership or the right to acquire beneficial ownership of 20% or more of the outstanding shares of Common Stock (the term "beneficial ownership" for purposes of this Option Agreement having the meaning assigned thereto in Section 13(d) of the 1934 Act, and the rules and regulations thereunder) or (B) any group (as such term is defined in Section 13(d)(3) of the 1934

     Act), other than a group of which only Excluded Persons are members, shall have been formed that beneficially owns 20% or more of the shares of Common Stock then outstanding;

             (iv) The Board of Directors of Issuer shall have failed to recommend to its stockholders the adoption of the Merger Agreement or shall have withdrawn, modified or changed its recommendation in a manner adverse to Grantee;

             (v) After a proposal is made by a third party (other than an Excluded Person) to Issuer to engage in an Acquisition Transaction: Issuer shall have intentionally and knowingly breached any representation, warranty, covenant or agreement contained in the Merger Agreement and such breach (x) would entitle Grantee to terminate the Merger Agreement pursuant to Section 7.01(b)(i) therein (without regard to any grace period provided for therein) and (y) shall not have been cured prior to the Notice Date (as defined below); or the IROQ stockholders shall fail to approve the Merger Agreement.

             (vi) Any person other than Grantee or any Grantee Subsidiary, other than in connection with a transaction to which Grantee has given its prior written consent, shall have filed an application or notice with any federal or state bank regulatory authority ("Regulatory Authority"), for approval to engage in an Acquisition Transaction.

     (c) The term "Subsequent Triggering Event" shall mean either of the following events or transactions occurring after the date hereof:

             (i) The acquisition by any person other than an Excluded Person of beneficial ownership of 25% or more of the then outstanding Common Stock; or

             (ii) The occurrence of the Initial Triggering Event described in subparagraph (ii) of subsection (b) of this Section 2.

     (d) Issuer shall notify Grantee promptly in writing of the occurrence of any Initial Triggering Event or Subsequent Triggering Event (together, a "Triggering Event"), it being understood that the giving of such notice by Issuer shall not be a condition to the right of the Holder to exercise the Option.

     (e) In the event the Holder is entitled to and wishes to exercise the Option, it shall send to Issuer a written notice (the date of which is herein referred to as the "Notice Date") specifying (i) the total number of shares it will purchase pursuant to such exercise and (ii) a place and date not earlier than three business days nor later than 60 business days from the Notice Date for the closing of such purchase (the "Closing Date"); provided that if prior notification to or approval of any Regulatory Authority is required in connection with such purchase, the Holder shall promptly file the required notice or application for approval and shall expeditiously process the same and the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which any required notification periods have expired or been terminated or such approvals have been obtained and any requisite waiting period or periods shall have passed. Any exercise of the Option shall be deemed to occur on the Notice Date relating thereto.

     (f) At each closing referred to in subsection (e) of this Section 2, the Holder shall pay to Issuer the aggregate purchase price for the shares of Common Stock purchased pursuant to the exercise of the Option in immediately available funds by wire transfer to a bank account designated by Issuer, provided that failure or refusal of Issuer to designate such a bank account shall not preclude the Holder from exercising the Option.

     (g) At such closing, simultaneously with the delivery of immediately available funds as provided in subsection (f) of this Section 2, Issuer shall deliver to the Holder a certificate or certificates representing the number of shares of Common Stock purchased by the Holder and, if the Option should be exercised in part only, a new Option evidencing the rights of the Holder thereof to purchase the balance of the shares purchasable hereunder.

     (h) Upon the giving by the Holder to Issuer of the written notice of exercise of the Option provided for under subsection (e) of this Section 2 and the tender of the applicable purchase price in immediately available funds, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of Issuer shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. Issuer shall pay all expenses, and any and all United States federal, state and local taxes and other charges that may be payable in connection with the preparation, issue and delivery of stock certificates under this Section 2 in the name of the Holder or its assignee, transferee or designee.

     3. Issuer agrees: (i) that it shall at all times maintain, free from preemptive rights, sufficient authorized but unissued or treasury shares of Common Stock so that the Option may be exercised without additional authorization of Common Stock after giving effect to all other options, warrants, convertible securities and other rights to purchase Common Stock; (ii) that it will not, by charter amendment or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by Issuer;
(iii) promptly to take all action as may from time to time be required (including (x) complying with all premerger notification, reporting and waiting period requirements specified in 15 U.S.C. Section 18a and regulations promulgated thereunder and (y) in the event, under the Change in Bank Control Act of 1978, as amended, or any state banking law, prior approval of or notice to any state regulatory authority is necessary before the Option may be exercised, cooperating fully with the Holder in preparing such applications or notices and providing such information to the any Regulatory Authority as they may require) in order to permit the Holder to exercise the Option and Issuer duly and effectively to issue shares of Common Stock pursuant hereto; and (iv) promptly to take all action provided herein to protect the rights of the Holder against dilution.

     4. This Agreement (and the Option granted hereby) are exchangeable, without expense, at the option of the Holder, upon presentation and surrender of this Agreement at the principal office of Issuer, for other Agreements providing for Options of different denominations entitling the holder thereof to purchase, on the same terms and subject to the same conditions as are set forth herein, in the aggregate the same number of shares of Common Stock purchasable hereunder. The terms "Agreement" and "Option" as used herein include any Stock Option Agreements and related Options for which this Agreement (and the Option granted hereby) may be exchanged. Upon receipt by Issuer of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Agreement, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Agreement if mutilated, Issuer will execute and deliver a new Agreement of like tenor and date. Any such new Agreement executed and delivered shall constitute an additional contractual obligation on the part of Issuer, whether or not the Agreement so lost, stolen, destroyed or mutilated shall at any time be enforceable by anyone.

     5. In addition to the adjustment in the number of shares of Common Stock that are purchasable upon exercise of the Option pursuant to Section 1 of this Agreement, in the event of any change in Common Stock by reason of stock dividends, split-ups, mergers, recapitalizations, combinations, subdivisions, conversions, exchanges of shares, distributions, or the like, the type and number, and/or the price, of shares of Common Stock purchasable upon exercise hereof shall be appropriately adjusted, and proper provision shall be made in the agreements governing such transaction so that the Holder shall receive, upon exercise of the Option (at the aggregate exercise price calculated in accordance with Section 1 of this Agreement), the number and class of shares or other securities or property that Holder would have received in respect of the Common Stock if the Option had been exercised immediately prior to such event, or the record date therefor, as applicable.

     6.(a) In the event that prior to an Exercise Termination Event, Issuer shall enter into an agreement (i) to consolidate with or merge into any person, other than Grantee or one of its Subsidiaries, and shall not be the continuing or surviving corporation of such consolidation or merger, (ii) to permit any person, other than Grantee or one of its Subsidiaries, to merge into Issuer and Issuer shall be the continuing or surviving corporation, but, in connection with such merger, the then outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other person or cash or any other property or the then outstanding shares of Common Stock shall after such merger represent less than 50% of the outstanding shares and share equivalents of the merged company, or (iii) to sell or otherwise transfer all or substantially all of its assets to any person, other than Grantee or one of its Subsidiaries, then, and in each such case, the agreement governing such transaction shall make proper provision so that the Option shall, upon the consummation of any such transaction and upon the terms and conditions set forth herein, be converted into, or exchanged for, an option (the "Substitute Option"), at the election of the Holder, of either (x) the Acquiring Corporation (as hereinafter defined) or (y) any person that controls the Acquiring Corporation.

     (b)  The following terms have the meanings indicated:

          (1) "Acquiring Corporation" shall mean (i) the continuing or surviving corporation of a consolidation or merger with Issuer (if other than Issuer), (ii) Issuer in a merger in which Issuer is the continuing or surviving person, and (iii) the transferee of all or substantially all of Issuer's assets.

          (2) "Substitute Common Stock" shall mean the shares of capital stock (or similar equity interest) with the greatest voting power with respect of the election of directors (or other persons similarly responsible for direction of the business and affairs) of the issuer of the Substitute Option.

          (3) "Assigned Value" shall mean the highest of (i) the price per share of Common Stock at which a tender offer or exchange offer therefor has been made, (ii) the price per share of Common Stock to be paid by any third party pursuant to an agreement with Issuer, or (iii) in the event of a sale of all or substantially all of Issuer's assets, the sum of the price paid in such sale for such assets and the current market value of the remaining assets of Issuer as determined by a nationally recognized investment banking firm selected by the Holder, divided by the number of shares of Common Stock of Issuer outstanding at the time of such sale. In determining the market/offer price, the value of consideration other than cash shall be determined by a nationally recognized investment banking firm selected by the Holder .

          (4) "Average Price" shall mean the average closing price of a share of the Substitute Common Stock for the six months immediately preceding the consolidation, merger or sale in question, but in no event higher than the closing price of the shares of Substitute Common Stock on the day preceding such consolidation, merger or sale; provided that if Issuer is the issuer of the Substitute Option, the Average Price shall be computed with respect to a share of Common Stock issued by the person merging into Issuer or by any company which controls or is controlled by such person, as the Holder may elect.

     (c) The Substitute Option shall have the same terms and conditions as the Option, provided, that if any term or condition of the Substitute Option cannot, for legal reasons, be the same as the Option, such term or condition shall be as similar as possible and in no event less advantageous to the Holder. The issuer of the Substitute Option shall also enter into an agreement with the then Holder or Holders of the Substitute Option in substantially the same form as this Agreement, which shall be applicable to the Substitute Option.

     (d) The Substitute Option shall be exercisable for such number of shares of Substitute Common Stock as is equal to (i) the product of (A) the Assigned Value and (B) the number of shares of Common Stock for which the Option is then exercisable, divided by (ii) the Average

Price. The exercise price of the Substitute Option per share of Substitute Common Stock shall then be equal to the Option Price multiplied by a fraction the numerator of which shall be the number of shares of Common Stock for which the Option is then exercisable and the denominator of which shall be the number of shares of Substitute Common Stock for which the Substitute Option is exercisable.

     (e) In no event, pursuant to any of the foregoing paragraphs, shall the Substitute Option be exercisable for more than 19.9% of the shares of Substitute Common Stock outstanding prior to exercise of the Substitute Option.

     (f)  Issuer shall not enter into any transaction described in subsection
(a) of this Section 6 unless the Acquiring Corporation and any person that controls the Acquiring Corporation assume in writing all the obligations of Issuer hereunder.

     7. The 180-day period for exercise of certain rights under Section 2 shall be extended: (i) to the extent necessary to obtain all regulatory approvals for the exercise of such rights, and for the expiration of all statutory waiting periods; and (ii) to the extent necessary to avoid liability under Section 16(b) of the 1934 Act by reason of such exercise.

     8. Repurchase at the Option of Holder. (a) At the request of Holder at any time commencing upon the first occurrence of a Repurchase Event (as defined in Section 8(d)) and ending nine months immediately thereafter, Issuer shall repurchase from Holder (i) the Option and (ii) all shares of Issuer Common Stock purchased by Holder pursuant hereto with respect to which Holder then has beneficial ownership. The date on which Holder exercises its rights under this
Section 8 is referred to as the "Request Date". Such repurchase shall be at an aggregate price (the "Section 8 Repurchase Consideration") equal to the sum of:

          (i) the aggregate Option Price paid by Holder for any shares of Issuer Common Stock acquired pursuant to the Option with respect to which Holder then has beneficial ownership;

          (ii) the excess, if any, of (x) the Applicable Price (as defined below) for each share of Common Stock over (y) the Option Price (subject to adjustment pursuant to Sections 1 and 5), multiplied by the number of shares of Common Stock with respect to which the Option has not been exercised; and

          (iii) the excess, if any, of the Applicable Price over the Option Price (subject to adjustment pursuant to Sections 1 and 5) paid (or, in the case of Option Shares with respect to which the Option has been exercised but the Closing Date has not occurred, payable) by Holder for each share of Common Stock with respect to which the Option has been exercised and with respect to which Holder then has beneficial ownership, multiplied by the number of such shares.

          (b) If Holder exercises its rights under this Section 8, Issuer shall, within 10 business days after the Request Date, pay the Section 8 Repurchase Consideration to Holder in immediately available funds, and contemporaneously with such payment, Holder shall surrender to Issuer the Option and the certificates evidencing the shares of Common Stock purchased thereunder with respect to which Holder then has beneficial ownership, and Holder shall warrant that it has sole record and beneficial ownership of such shares and that the same are then free and clear of all liens. Notwithstanding the foregoing, to the extent that prior notification to or approval of any federal or state regulatory authority is required in connection with the payment of all or any portion of the Section 8 Repurchase Consideration, Holder shall have the ongoing option to revoke its request for repurchase pursuant to Section 8, in whole or in part, or to require that Issuer deliver from time to time that portion of the Section 8 Repurchase Consideration that it is not then so prohibited from paying and promptly file the required notice or application for approval and expeditiously process the same (and each party shall cooperate with the other in the filing of any such notice or application and the obtaining of any such approval). If any federal or state regulatory authority disapproves of any part of Issuer's proposed repurchase pursuant to this Section 8, Issuer shall promptly give notice of such fact to Holder. If any federal or state regulatory authority prohibits the repurchase in part but not in whole, then Holder shall have the right (i) to revoke the repurchase request or (ii) to the extent permitted by such regulatory authority, determine whether the repurchase should apply to the Option and/or Option Shares and to what extent to each, and Holder shall thereupon have the right to exercise the Option as to the number of Option Shares for which the Option was exercisable at the Request Date less the sum of the number of shares covered by the Option in respect of which payment has been made pursuant to
Section 8(a)(ii) and the number of shares covered by the portion of the Option (if any) that has been repurchased. Holder shall notify Issuer of its determination under the preceding sentence within five (5) business days of receipt of notice of disapproval of the repurchase.

     Notwithstanding anything herein to the contrary, all of Holder's rights under this Section 8 shall terminate on the date of termination of this Option pursuant to Section 2(a).

          (c) For purposes of this Agreement, the "Applicable Price" means the highest of (i) the highest price per share of Common Stock paid for any such share by the person or groups described in Section 8(d)(i), (ii) the price per share of Common Stock received by holders of Common Stock in connection with any merger or other business combination transaction described in Section 6(a)(i), 6(a)(ii) or 6(a)(iii), or (iii) the highest closing bid price per share of Issuer Common Stock quoted on the Nasdaq System (or if Issuer Common Stock is not quoted on the Nasdaq System, the highest bid price per share as quoted on the principal trading market or securities exchange on which such shares are traded as reported by a recognized source chosen by Holder) during the 40 business days preceding the Request Date; provided, however, that in the event of a sale of less than all of Issuer's assets, the Applicable Price shall be the sum of the price paid in such sale for such assets and the current market value of the remaining assets of Issuer as determined by a nationally recognized investment banking firm selected by Holder, divided by the number of shares of Common Stock outstanding at the time of such sale. If the consideration to be offered, paid or received pursuant to either of the foregoing clauses (i) or
(ii)
shall be other than in cash, the value of such consideration shall be determined in good faith by an independent nationally recognized investment banking firm selected by Holder and reasonably acceptable to Issuer, which determination shall be conclusive for all purposes of this Agreement.

          (d) As used herein, "Repurchase Event" shall occur if, prior to an Exercise Termination Event, (i) any person (other than Grantee or any subsidiary of Grantee) shall have acquired beneficial ownership of (as such term is defined in Rule 13d_3 promulgated under the Exchange Act), or the right to acquire beneficial ownership of, or any "group" (as such term is defined under the Exchange Act) shall have been formed which beneficially owns or has the right to acquire beneficial ownership of, 25% or more of the then outstanding shares of Issuer Common Stock, or (ii) any of the transactions described in Section 6(a)(i), 6(a)(ii) or 6(a)(iii) shall be consummated.

     9.   Issuer hereby represents and warrants to Grantee as follows:

     (a) Issuer has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Issuer and no other corporate proceedings on the part of Issuer are necessary to authorize this Agreement or to consummate the transactions so contemplated. This Agreement has been duly and validly executed and delivered by Issuer. This Agreement is the valid and legally binding obligation of Issuer.

     (b) Issuer has taken all necessary corporate action to authorize and reserve and to permit it to issue, and at all times from the date hereof through the termination of this Agreement in accordance with its terms will have reserved for issuance upon the exercise of the Option, that number of shares of Common Stock equal to the maximum number of shares of Common Stock at any time and from time to time issuable hereunder, and all such shares, upon issuance pursuant hereto, will be duly authorized, validly issued, fully paid, nonassessable, and will be delivered free and clear of all claims, liens, encumbrance and security interests and not subject to any preemptive rights.

     (c) Issuer has taken all necessary action to exempt this Agreement, and the transactions contemplated hereby and thereby from, and this Agreement and the transactions contemplated hereby and thereby are exempt from, (i) any applicable state takeover laws, (ii) any state laws limiting or restricting the voting rights of stockholders and (iii) any provision in its or any of its subsidiaries' articles of incorporation, certificate of incorporation, charter or bylaws restricting or limiting stock ownership or the voting rights of stockholders.

     (d) The execution, delivery and performance of this Agreement does not or will not, and the consummation by Issuer of any of the transactions contemplated hereby will not, constitute or result in (i) a breach or violation of, or a default under, its certificate of incorporation or bylaws, or the comparable governing instruments of any of its subsidiaries, or

(ii) a breach or violation of, or a default under, any agreement, lease, contract, note, mortgage, indenture, arrangement or other obligation of it or any of its subsidiaries (with or without the giving of notice, the lapse of time or both) or under any law, rule, ordinance or regulation or judgment, decree, order, award or governmental or nongovernmental permit or license to which it or any of its subsidiaries is subject, that would, in any case referred to in this clause (ii), give any other person the ability to prevent or enjoin Issuer's performance under this Agreement in any material respect.

     (e) To the extent that Section 912 of the NYBCL applies to Grantee as a result of this Agreement (i.e., the shares of Common Stock subject to this Agreement are deemed beneficially owned by Niagara Bancorp) and shares of Common Stock that otherwise are owned by Niagara Bancorp, the board of directors of Issuer has approved Grantee as an interested stockholder (as defined in Section
912) prior to the date of execution of this Agreement (i.e., prior to the "stock acquisition date" as that term is defined in Section 912).

     10.  Grantee hereby represents and warrants to Issuer that:

     (a) Grantee has full corporate power and authority to enter into this Agreement and, subject to any approvals or consents referred to herein, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Grantee. This Agreement has been duly executed and delivered by Grantee.

     (b) This Option is not being acquired with a view to the public distribution thereof and neither this Option nor any Option Shares will be transferred or otherwise disposed of except in a transaction registered or exempt from registration under applicable federal and state securities laws and regulations.

     11. Neither of the parties hereto may assign any of its rights or obligations under this Option Agreement or the Option created hereunder to any other person, without the express written consent of the other party, except (i) to any wholly-owned Subsidiary or (ii) that in the event a Subsequent Triggering Event shall have occurred prior to an Exercise Termination Event, Grantee, subject to the express provisions hereof, may assign in whole or in part its rights and obligations hereunder to one or more transferees.

     12. Each of Grantee and Issuer will use its best efforts to make all filings with, and to obtain consents of all third parties and governmental authorities necessary to the consummation of the transactions contemplated by this Agreement.

     13. Notwithstanding anything to the contrary herein, in the event that the Holder or any Related Person thereof is a person making an offer or proposal to engage in an Acquisition Transaction (other than the transactions contemplated by the Merger Agreement), then in the case of a Holder or any Related Person thereof, the Option held by it shall immediately terminate and be of no further force or effect. A Related Person of a Holder means any Affiliate (as defined in Rule 12b-2 of the rules and regulations under the 1934 Act) of the Holder and any person that is the beneficial owner of 20% or more of the voting power of the Holder.

     14. The parties hereto acknowledge that damages would be an inadequate remedy for a breach of this Agreement by either party hereto and that the obligations of the parties hereto shall be enforceable by either party hereto through injunctive or other equitable relief.

     15. If any term, provision, covenant or restriction contained in this Agreement is held by a court or a federal or state regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that the Holder is not permitted to acquire the full number of shares of Common Stock provided in Section 1(a) hereof (as adjusted pursuant to Section 1(b) or Section 5 hereof), it is the express intention of Issuer to allow the Holder to acquire such lesser number of shares as may be permissible, without any amendment or modification hereof.

     16. All notices, requests, claims, demands and other communications hereunder shall be deemed to have been duly given when delivered in person, by cable, telegram, telecopy or telex, or by registered or certified mail (postage prepaid, return receipt requested) at the respective addresses of the parties set forth in the Merger Agreement.

     17. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

     18. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

     19. Except as otherwise expressly provided herein, each of the parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel.

     20. Except as otherwise expressly provided herein, or in the Merger Agreement, this Agreement contains the entire agreement between the parties with respect to the transactions contemplated hereunder and supersedes all prior arrangements or understandings with respect thereof, written or oral. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and, as permitted herein, assignees, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

     21. Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned thereto in the Merger Agreement.




     IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its officers, all as of the date first above written.



                                    IROQUOIS BANCORP, INC.



                                    By:
                                       ------------------------------------
                                       Richard D. Callahan
                                       President and Chief Executive Officer




                                    NIAGARA BANCORP, INC.




                                    By:
                                       ------------------------------------
                                         William E. Swan
                                         President and Chief Executive
                                         Officer

                                                                       Exhibit B

                          March 26, 2000

Niagara Bancorp, Inc.
6950 South Transit Road
P.O. Box 514
Lockport, New York 14095-0514

Ladies and Gentlemen:

     Niagara Bancorp, Inc. ("Niagara Bancorp"), First Niagara Bancorp Corp ("Merger Corp"), and Iroquois Bancorp, Inc. ("IROQ") have entered into an Agreement and Plan of Merger dated as of March 26, 2000 (the "Merger Agreement"), pursuant to which, subject to the terms and conditions set forth therein, (a) IROQ will merge with and into Merger Corp with IROQ surviving the merger, to be followed by the merger of IROQ with and into Niagara Bancorp, with Niagara Bancorp surviving the merger (collectively referred to as the "Merger"); and (b) shareholders of IROQ will receive $33.25 in cash in exchange for each share of common stock of IROQ outstanding on the closing date.

     Niagara Bancorp has requested, as a condition to its execution and delivery to IROQ of the Merger Agreement, that the undersigned, being directors and executive officers of IROQ, execute and deliver to Niagara Bancorp this Letter Agreement.

     Each of the undersigned, in order to induce Niagara Bancorp to execute and deliver to IROQ the Merger Agreement, and intending to be legally bound, hereby irrevocably:

     (a) Agrees to be present (in person or by proxy) at all meetings of shareholders of IROQ called to vote for approval of the Merger so that all shares of common stock of IROQ over which the undersigned or a member of the undersigned's immediate family now has sole or shared voting power will be counted for the purpose of determining the presence of a quorum at such meetings and to vote, or cause to be voted, all such shares (i) in favor of approval and adoption of the Merger Agreement and the transactions contemplated thereby (including any amendments or modifications of the terms thereof approved by the Board of Directors of IROQ), and (ii) against approval or adoption of any other merger, business combination, recapitalization, partial liquidation or similar transaction involving IROQ, it being understood that as to immediate family members, the undersigned will use his/her reasonable efforts to cause the shares to be present and voted in accordance with (i) and (ii) above;

     (b) Agrees not to vote or execute any written consent to rescind or amend in any manner any prior vote or written consent, as a shareholder of IROQ, to approve or adopt the Merger Agreement;

     (c) Agrees not to sell, transfer or otherwise dispose of any common stock of IROQ on or prior to the date of the meeting of IROQ shareholders to vote on the Merger Agreement, except for transfers to charities, charitable trusts, or other charitable organizations under Section 501(c)(3) of the IRC, lineal descendant or a spouse of the undersigned, or to a trust or other entity for the benefit of one or more of the foregoing persons, providing that the transferee agrees in writing to be bound by the terms of this letter agreement; and

     (d) Represents that the undersigned has the capacity to enter into this Letter Agreement and that it is a valid and binding obligation enforceable against the undersigned in accordance with its terms, subject to bankruptcy, insolvency and other laws affecting creditors' rights and general equitable principles.

     The obligations set forth herein shall terminate concurrently with any termination of the Merger Agreement.

                          ____________________________


     This Letter Agreement may be executed in two or more counterparts, each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same Letter Agreement.

                          ____________________________

     The undersigned intend to be legally bound hereby.


                              Sincerely,


                              ______________________________________
                              Name

                              ______________________________________
                              Title

                                                                     EXHIBIT 6.1


[Matters to be covered in Opinion of Counsel to be delivered to IROQ pursuant to
Section 6.01(g) of the Agreement]

         (a) Each of Niagara Bancorp and First Niagara Merger Corp ("Merger Corp"), is incorporated, validly existing and in good standing under the laws of the State of Delaware, and has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted. All eligible accounts of depositors in each depository institution subsidiary of Niagara Bancorp are insured by the BIF or the SAIF administered by the FDIC to the fullest extent permitted by law.

         (b) Each of Niagara Bancorp and Merger Corp has the corporate power and authority to adopt or execute and deliver the Agreement and the Bank Merger Agreement included as Exhibit A thereto, as the case may be, and to consummate the corporate transactions contemplated thereby and to carry out their respective obligations thereunder, as applicable. The adoption or execution and delivery of the Agreement and the Stock Option Agreement included as Exhibit A thereto and the consummation of the transactions contemplated thereby, as applicable, have been duly authorized by the board of directors of Niagara Bancorp and Merger Corp, as the case may be, and no other corporate proceedings on the part of such entities are necessary to consummate the transactions so contemplated. The Agreement has been duly and validly executed and delivered by Niagara Bancorp and Merger Corp, and in each case such instruments constitute valid and legally binding obligations of Niagara Bancorp and Merger Corp, enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, and except that the availability of equitable remedies (including, without limitation, specific performance) is within the discretion of the appropriate court.

         (c) None of the adoption or execution and delivery of the Agreement and the Stock Option Agreement included as Exhibit A thereto by Niagara Bancorp and Merger Corp, or the consummation by such entities of the transactions contemplated thereby in accordance with their respective terms, as applicable, nor compliance by such entities with any of their respective terms, as applicable, will (i) violate any provision of their respective Organization Certificate, organization certificate or other chartering instrument or bylaws, nor (ii) violate any federal or New York State banking statute, code, rule or regulation or, to the knowledge of such counsel, any judgment, order, writ, decree or injunction applicable to any of such entities or any of their respective properties or assets, except, with respect to clauses (ii) above, such as individually or in the aggregate will not have a material adverse effect on the business, operations, assets or financial condition of Niagara Bancorp and its subsidiaries taken as a whole and which will not prevent or delay the consummation of the transactions contemplated by the Agreement.

         (d) All regulatory or governmental approvals and consents which are necessary to be obtained by Niagara Bancorp and Merger Corp to permit the execution, delivery and performance of the Agreement and the Stock Option Agreement have been obtained.

         (e) Assuming due authorization of the Merger by all necessary corporate and governmental proceedings on the part of IROQ and that IROQ has taken all action required to be taken by them prior to the Effective Time, upon the filing of Certificates of Merger with the Secretary of State of the State of Delaware and the Department of State of the State of New York, the Merger will be validly consummated in accordance with the Agreement and applicable laws and regulations and each outstanding share of Common Stock will be converted into the right to receive a cash payment in the manner specified in the Agreement.

         (f) To the knowledge of such counsel, there are no judicial, administrative, arbitral or other actions, suits, proceedings or investigations pending or threatened which (i) if adversely determined, would have a material adverse effect on the ability of Niagara Bancorp to consummate the transactions contemplated by the Agreement or (ii) seek to restrain or prohibit the Merger or to obtain monetary damages in connection therewith.

         In rendering their opinion, such counsel may rely, to the extent such counsel deems such reliance necessary or appropriate, upon certificates of governmental officials and, as to matters of fact, certificates of any officer or officers of Niagara Bancorp. The opinion of such counsel may include such qualifications and explanations of the basis thereof as may be reasonably acceptable to IROQ.

                                                                     EXHIBIT 6.2


[Matters to be covered in Opinion of Counsel to be delivered to Niagara Bancorp pursuant to Section 6.02(j) of the Agreement]



1. The formation of First Niagara Merger Corp and its merger with and into IROQ will be disregarded for federal income tax purposes, and the transaction will be treated as a purchase by Niagara Bancorp of the outstanding shares of IROQ. See 90-95, 1990-2 C.B. 67; Rev. Rul. 73-27, 1973-2 C.B. 301. The purchase will be treated as a qualified stock purchase within the meaning of Section 338(d)(3) of the IRC.

2. For federal income tax purposes, no gain or loss will be recognized by Niagara Bancorp, First Niagara Merger Corp or IROQ as a result of the Merger.

3. For federal income tax purposes, the statutory merger of IROQ into Niagara Bancorp pursuant to applicable law (the "Merger") will be treated as a distribution by IROQ in complete liquidation within the meaning of Section 332 of the IRC. See Section 1.332-2(d) of the Treasury Regulations.

4. For federal income tax purposes, no gain or loss will be recognized by Niagara Bancorp on its receipt of the assets of IROQ distributed in the Merger. See Section 332(a) of the IRC.

5. For federal income tax purposes, no gain or loss will be recognized by IROQ on the distribution of its assets to Niagara Bancorp in the Merger. See Section 337(a) of the IRC.

6. For federal income tax purposes, the basis of the assets of IROQ in the hands of Niagara Bancorp will be the same as the basis of those assets in the hands of IROQ immediately preceding the Merger. See Section 334(b)(1) of the IRC.

7. The holding period of the assets received by Niagara Bancorp in the Merger will include the period during which such property was held by IROQ. See Section 1223(2) of the IRC.

8. As provided in Section 381(c)(2) of the IRC and Section 1.381(c)(2)-1 of the Treasury Regulations, Niagara Bancorp will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of IROQ as of the date of the Merger, subject to the limitations of Sections 382 and 383 of the IRC.

                                                                     EXHIBIT 6.3

[Matters to be covered in Opinion of Counsel to be delivered to Niagara Bancorp pursuant to Section 6.02(i) of the Agreement]

        (a) Each of IROQ, CB and HSA is incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation. Each such entity has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted. Each of CB and HFSA is a member of the Federal Home Loan Bank of New York and all eligible accounts of depositors in CB are insured by the BIF administered by the FDIC to the fullest extent permitted by law, and all eligible accounts of depositors in HFSA are insured by the SAIF administered by the FDIC to the fullest extent permitted by law. IROQ is duly registered as a bank holding company under the BHCA and the regulations of the FRB thereunder.

        (b) The authorized capital stock of IROQ consists of 6,000,000 shares of Common Stock, $1.00 par value per share, and 3,000,000 shares of preferred stock, $1.00 par value per share ("Preferred Stock"). As of the date of this opinion, there were 2,306,880 shares of Common Stock issued and outstanding and no shares of Preferred Stock issued and outstanding. All issued and outstanding shares of Common Stock, and all issued and outstanding shares of capital stock of each IROQ Subsidiary, have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. To the best of our knowledge, all of the outstanding shares of CB and HFSA are owned, directly or indirectly, by IROQ free and clear of any adverse claims, and, neither IROQ nor any of its subsidiaries is a party to any subscription, option, warrant, call, commitment or similar agreement providing for the transfer, purchase or issuance of any shares of capital stock of IROQ or any of its subsidiaries or any securities representing the right to purchase or otherwise acquire any shares of such capital stock or any securities convertible into or representing the right to purchase or otherwise acquire any such stock.

        (c) IROQ has the corporate power and authority to execute and deliver the Agreement and the Stock Option Agreement included as Exhibit A thereto, as applicable, and to consummate the Merger and to carry out all of its obligations thereunder. The execution and delivery of the Agreement and the Stock Option Agreement included as Exhibit A thereto and the consummation of the Merger by IROQ have been duly authorized by the boards of directors and stockholders of IROQ and no other corporate proceedings on the part of IROQ or any IROQ Subsidiary are necessary to consummate the transactions so contemplated. Each of the Agreement and the Stock Option Agreement included as Exhibit A thereto has been duly and validly executed and delivered by IROQ, and constitute valid and legally binding obligations of IROQ enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights and except as may be limited by the exercise of judicial discretion in applying principles of equity (regardless of whether said Agreement or Stock Option Agreement are considered in a proceeding in equity or at law).


        (d) None of the execution and delivery of the Agreement and the agreement included as Exhibit A thereto by IROQ, nor the consummation by IROQ of the transactions contemplated thereby in accordance with their respective terms, as applicable, nor compliance by IROQ or CB and

HFSA with any of their respective terms, as applicable, will (i) violate any provision of IROQ's or CB and HFSA's Certificate of Incorporation, charter or other chartering instrument or bylaws, nor (ii) violate any federal statute, code, rule or regulation, or, to the knowledge of such counsel, any judgment, order, writ, decree or injunction applicable to IROQ, CB and HFSA, or any of their respective properties or assets, except, with respect to clauses (ii) above, such as individually or in the aggregate will not have a material adverse effect on the business, operations, assets or financial condition of IROQ and its subsidiaries taken as a whole and which will not prevent or delay the consummation of the transactions contemplated by the Agreement.

        (e) All regulatory or governmental approvals and consents which are necessary to be obtained by IROQ to permit the execution, delivery and performance of the Agreement and the Stock Option Agreement included as Exhibit A thereto have been obtained.

        (f) The Agreement, including consummation of the transactions contemplated thereby, has been approved by the requisite vote of stockholders of IROQ.

        (g) Assuming due authorization of the Merger by all necessary corporate and governmental proceedings on the part of parties other than IROQ and CB and HFSA and that such other parties have taken all action required to be taken by them prior to the Effective Time, upon the proper filing of a [regulatory filings,] the Merger will be validly consummated in accordance with the Agreement and applicable laws and regulations and each outstanding share of Common Stock will be converted into the right to receive a cash payment in the manner specified in Agreement.

        (h) To the knowledge of such counsel, there are no judicial, administrative, arbitral or other actions, suits, proceedings or investigations pending or threatened, which (i) if adversely determined, would result in any material adverse change in the business, operations, assets or financial condition of IROQ and its subsidiaries taken as a whole or (ii) seek to restrain or prohibit the Merger or to obtain monetary damages in connection therewith.

        In rendering their opinion, such counsel may rely, to the extent such counsel deems such reliance necessary or appropriate, upon certificates of governmental officials and, as to matters of fact, certificates of any officer or officers of IROQ and its subsidiaries. The opinion of such counsel may include such qualifications and explanations of the basis thereof as may be reasonably acceptable to Niagara Bancorp.

                                                                        ANNEX II

March 26, 2000


Board of Directors
Iroquois Bancorp, Inc.
115 Genesee Street
Auburn, N.Y.  13021

Attention:        Mr. Richard D. Callahan
                  President and Chief Executive Officer

Directors:

         You have requested our opinion as to the fairness, from a financial point of view, of the merger consideration being paid to the holders of the outstanding shares of common stock, par value $1.00 per share (the "Iroquois Shares"), of Iroquois Bancorp Inc. ("Iroquois") pursuant to the Agreement and Plan of Merger, dated as of March 26, 2000 (the "Merger Agreement"), between Iroquois and Niagara Bancorp, Inc. ("Niagara").

         Pursuant to the Merger Agreement, Iroquois will merge with and into Niagara (the "Merger") and each Iroquois Share issued and outstanding immediately prior to the Merger Effective Date (subject to certain exceptions) shall be cancelled and extinguished and converted into the right to receive cash from Niagara in an amount equal to $33.25 per share (the "Merger Consideration"). It is our understanding that the merger will be accounted for using the purchase method under generally accepted accounting principles.

         The investment banking business of Endicott Financial Advisors, L.L.C. ("Endicott") includes the valuation of financial institutions and their securities in connection with mergers and acquisitions and other corporate transactions.

         In connection with this opinion, we have reviewed and considered, among other things: (a) the Merger Agreement; (b) audited consolidated financial statements and management's discussion and analysis of the financial condition and results of operations for Iroquois for the three fiscal years ended December 31, 1997, December 31, 1998 and December 31, 1999; (c) audited consolidated financial statements and management's discussion and analysis of the financial condition and results of operations for Niagara for the two fiscal years ended December 31, 1997 and December 31, 1998; (d) unaudited consolidated financial statements and management's discussion and analysis of the financial condition and results of operations for each of Iroquois and Niagara for the quarters ended March 31, June 30, September 30, and December 31, 1999; (e) financial analyses and forecasts for Iroquois and for Niagara; (f) the views of senior management of Iroquois and Niagara of their respective past and current business operations, results thereof, financial condition and future prospects; (g) certain reported price and trading activity for Iroquois, including a comparison of certain financial and stock market information with similar information for certain other companies the securities of which are publicly traded; (h) the financial terms of recent business combinations in the banking industry; (i) the pro-forma impact of the transaction on Niagara; (j) the current market environment generally and the banking environment in particular; and (k) such other information, financial studies, analyses and investigations and financial, economic and market criteria as we considered relevant.

         In performing our review, we have assumed and relied upon, without independent verification, the accuracy and completeness of all of the financial information, analyses and other information reviewed by

Board of Directors
Iroquois Bancorp, Inc.
March 26,2000

and discussed with us. We have not made any independent evaluation or appraisal of the specific assets, the collateral securing assets or the liabilities of Iroquois or Niagara or any of their subsidiaries, or the collectibility of any such assets (relying, where relevant on the analyses and estimates of Iroquois and Niagara), nor have we been furnished with any such appraisals. With respect to the financial forecast and cost savings information reviewed with Iroquois and Niagara management, we have assumed that they reflect the best currently available estimates and judgments of the senior management of Iroquois and Niagara as to the future performance of Iroquois and Niagara. We have also assumed that there has been no material change in Iroquois' or Niagara's assets, financial condition, results of operations, business or prospects since the date of the last financial statements made available to us. We have also assumed without independent verification that the aggregate consolidated allowance for loan losses for Iroquois and Niagara were adequate to cover such losses. We have further assumed that the conditions precedent in the Agreement are not waived.

         Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Events occurring after the date hereof could materially affect the assumptions used in preparing this opinion. We have not undertaken to reaffirm or revise this opinion or otherwise comment upon any events occurring after the date hereof.

         We have acted as Iroquois's financial advisor in connection with the Merger and will receive a fee for our services, a significant portion of which is contingent upon consummation of the Merger. We will also receive a fee for rendering this opinion. In the normal course of business, affiliates of Endicott have invested for their own account in shares of Iroquois.

         It is understood that this opinion is for the information of the Board of Directors of Iroquois and, except for inclusion in its entirety in a proxy statement required to be circulated to shareholders in connection with the Merger, may not be quoted, referred to or reproduced at any time or in any manner, without Endicott's written consent.

         Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Merger Consideration is fair from a financial point of view to the holders of Iroquois Shares.



                               Very Truly Yours,


                                          DRAFT
                               ----------------

                               ENDICOTT FINANCIAL ADVISORS, L.L.C.

                                                                       ANNEX III

                             STOCK OPTION AGREEMENT

     STOCK OPTION AGREEMENT, dated March 26, 2000, between Iroquois Bancorp, Inc., a New York corporation ("Issuer") and Niagara Bancorp, Inc., a Delaware corporation ("Grantee"). Capitalized terms used herein without definition have the meanings specified in the Merger Agreement (as hereinafter defined).

                              W I T N E S S E T H:

     WHEREAS, Grantee and Issuer have entered into an Agreement and Plan of Merger dated March 26, 2000 (the "Merger Agreement"), which agreement has been executed by the parties hereto prior to this Agreement; and

     WHEREAS, as a condition to Grantee's entering into the Merger Agreement and in consideration therefor, Issuer has agreed to grant Grantee the Option (as hereinafter defined):

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein and in the Merger Agreement, the parties hereto agree as follows:

     1. (a) Issuer hereby grants to Grantee an unconditional, irrevocable option (the "Option") to purchase, subject to the terms hereof, up to 459,069 fully paid and nonassessable shares of its common stock, par value $1.00 per share ("Common Stock"), at a price of $24.00 per share (such price, as adjusted if applicable, the "Option Price"); provided, however, that in the event Issuer issues or agrees to issue any shares of Common Stock (other than as permitted under the Merger Agreement) at a price less than $24.00 per share, such Option Price shall be equal to such lesser price. The number of shares of Common Stock that may be received upon the exercise of the Option and the Option Price are subject to adjustment as herein set forth.

        (b) In the event that any additional shares of Common Stock are issued or otherwise become outstanding after the date of this Agreement (other than pursuant to this Agreement), the number of shares of Common Stock subject to the Option shall be increased so that, after such issuance, it equals 19.99% of the number of shares of Common Stock then issued and outstanding without giving effect to any shares subject or issued pursuant to the Option. Nothing contained in this Section 1(b) or elsewhere in this Agreement shall be deemed to authorize Issuer or Grantee to breach any provision of the Merger Agreement.

     2. (a) The holder or holders of the Option (including Grantee or any subsequent transferee(s)) (the "Holder") may exercise the Option, in whole or part, if, but only if, both an Initial Triggering Event (as hereinafter defined) and a Subsequent Triggering Event (as hereinafter defined) shall have occurred prior to the occurrence of an Exercise Termination Event (as hereinafter defined), provided that the Holder shall have sent the written notice of such exercise (as provided in subsection (e) of this Section 2) within 180 days following the first such Subsequent Triggering Event. Each of the following shall be an Exercise Termination Event: (i) the Merger Effective Date (as defined in the Merger Agreement); (ii) termination of the Merger Agreement in accordance with the provisions thereof if such termination occurs prior to the occurrence of an Initial Triggering Event; or
(iii) the passage of eighteen months after termination of the Merger Agreement if such termination follows or occurs at the same time as the occurrence of an Initial Triggering Event. Notwithstanding anything to the contrary contained in this Agreement, the Option may not be exercised (nor may the holder's rights under Section 11 be exercised) at any time when Grantee shall be in breach of its covenants or agreements contained in the Merger Agreement under circumstances that would entitle Issuer to terminate the Merger Agreement and such breach has not been cured, unless the Merger Agreement has been terminated in accordance with Section 7.01(c) or (d) thereof.

        (b) The term "Initial Triggering Event" shall mean any of the following events or transactions occurring after the date hereof:

             (i) Issuer participates (or authorizes participation in) negotiations regarding a Superior Proposal, as contemplated in Sections
     5.06 and 7.01(c) of the Merger Agreement.

             (ii) Issuer or any of its Subsidiaries (each an "Issuer Subsidiary"), without having received Grantee's prior written consent, shall have entered into an agreement to engage in an Acquisition Transaction (as hereinafter defined) with any person (the term "person" for purposes of this Agreement having the meaning assigned thereto in Sections 3(a)(9) and 13(d)(3) of the Securities Exchange Act of 1934, and the rules and regulations thereunder (the "1934 Act")) other than Grantee or any of its Subsidiaries (each a "Grantee Subsidiary"). For purposes of this Agreement, "Acquisition Transaction" shall mean (x) a merger or consolidation, or any similar transaction, involving Issuer or any Significant Subsidiary (as defined in Rule 1-02 of Regulation S-X promulgated by the SEC) of Issuer, (y) a purchase, lease or other acquisition of all or substantially all of the assets of Issuer or any Significant Subsidiary of Issuer, or (z) a purchase or other acquisition (including by way of merger, consolidation, share exchange or otherwise) of beneficial ownership of securities representing 20% or more of the voting power of Issuer or any Significant Subsidiary of Issuer, provided that the term "Acquisition Transaction" does not include any internal merger or consolidation involving only Issuer and/or Issuer Subsidiaries;

             (iii) (A) Any person other than Grantee, or any Grantee Subsidiary, or any Issuer Subsidiary acting in a fiduciary capacity (collectively, "Excluded Persons"), alone or together with such person's affiliates and associates (as such terms are defined in Rule 12b-2 under the 1934 Act) shall have acquired beneficial ownership or the right to acquire beneficial ownership of 20% or more of the outstanding shares of Common Stock (the term "beneficial ownership" for purposes of this Option Agreement having the meaning assigned thereto in Section 13(d) of the 1934 Act, and the rules and regulations thereunder) or (B) any group (as such term is defined in Section 13(d)(3) of the 1934

     Act), other than a group of which only Excluded Persons are members, shall have been formed that beneficially owns 20% or more of the shares of Common Stock then outstanding;

             (iv) The Board of Directors of Issuer shall have failed to recommend to its stockholders the adoption of the Merger Agreement or shall have withdrawn, modified or changed its recommendation in a manner adverse to Grantee;

             (v) After a proposal is made by a third party (other than an Excluded Person) to Issuer to engage in an Acquisition Transaction: Issuer shall have intentionally and knowingly breached any representation, warranty, covenant or agreement contained in the Merger Agreement and such breach (x) would entitle Grantee to terminate the Merger Agreement pursuant to Section 7.01(b)(i) therein (without regard to any grace period provided for therein) and (y) shall not have been cured prior to the Notice Date (as defined below); or the IROQ stockholders shall fail to approve the Merger Agreement.

             (vi) Any person other than Grantee or any Grantee Subsidiary, other than in connection with a transaction to which Grantee has given its prior written consent, shall have filed an application or notice with any federal or state bank regulatory authority ("Regulatory Authority"), for approval to engage in an Acquisition Transaction.

     (c) The term "Subsequent Triggering Event" shall mean either of the following events or transactions occurring after the date hereof:

             (i) The acquisition by any person other than an Excluded Person of beneficial ownership of 25% or more of the then outstanding Common Stock; or

             (ii) The occurrence of the Initial Triggering Event described in subparagraph (ii) of subsection (b) of this Section 2.

     (d) Issuer shall notify Grantee promptly in writing of the occurrence of any Initial Triggering Event or Subsequent Triggering Event (together, a "Triggering Event"), it being understood that the giving of such notice by Issuer shall not be a condition to the right of the Holder to exercise the Option.

     (e) In the event the Holder is entitled to and wishes to exercise the Option, it shall send to Issuer a written notice (the date of which is herein referred to as the "Notice Date") specifying (i) the total number of shares it will purchase pursuant to such exercise and (ii) a place and date not earlier than three business days nor later than 60 business days from the Notice Date for the closing of such purchase (the "Closing Date"); provided that if prior notification to or approval of any Regulatory Authority is required in connection with such purchase, the Holder shall promptly file the required notice or application for approval and shall expeditiously process the same and the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which any required notification periods have expired or been terminated or such approvals have been obtained and any requisite waiting period or periods shall have passed. Any exercise of the Option shall be deemed to occur on the Notice Date relating thereto.

     (f) At each closing referred to in subsection (e) of this Section 2, the Holder shall pay to Issuer the aggregate purchase price for the shares of Common Stock purchased pursuant to the exercise of the Option in immediately available funds by wire transfer to a bank account designated by Issuer, provided that failure or refusal of Issuer to designate such a bank account shall not preclude the Holder from exercising the Option.

     (g) At such closing, simultaneously with the delivery of immediately available funds as provided in subsection (f) of this Section 2, Issuer shall deliver to the Holder a certificate or certificates representing the number of shares of Common Stock purchased by the Holder and, if the Option should be exercised in part only, a new Option evidencing the rights of the Holder thereof to purchase the balance of the shares purchasable hereunder.

     (h) Upon the giving by the Holder to Issuer of the written notice of exercise of the Option provided for under subsection (e) of this Section 2 and the tender of the applicable purchase price in immediately available funds, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of Issuer shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. Issuer shall pay all expenses, and any and all United States federal, state and local taxes and other charges that may be payable in connection with the preparation, issue and delivery of stock certificates under this Section 2 in the name of the Holder or its assignee, transferee or designee.

     3. Issuer agrees: (i) that it shall at all times maintain, free from preemptive rights, sufficient authorized but unissued or treasury shares of Common Stock so that the Option may be exercised without additional authorization of Common Stock after giving effect to all other options, warrants, convertible securities and other rights to purchase Common Stock; (ii) that it will not, by charter amendment or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by Issuer;
(iii) promptly to take all action as may from time to time be required (including (x) complying with all premerger notification, reporting and waiting period requirements specified in 15 U.S.C. Section 18a and regulations promulgated thereunder and (y) in the event, under the Change in Bank Control Act of 1978, as amended, or any state banking law, prior approval of or notice to any state regulatory authority is necessary before the Option may be exercised, cooperating fully with the Holder in preparing such applications or notices and providing such information to the any Regulatory Authority as they may require) in order to permit the Holder to exercise the Option and Issuer duly and effectively to issue shares of Common Stock pursuant hereto; and (iv) promptly to take all action provided herein to protect the rights of the Holder against dilution.

     4. This Agreement (and the Option granted hereby) are exchangeable, without expense, at the option of the Holder, upon presentation and surrender of this Agreement at the principal office of Issuer, for other Agreements providing for Options of different denominations entitling the holder thereof to purchase, on the same terms and subject to the same conditions as are set forth herein, in the aggregate the same number of shares of Common Stock purchasable hereunder. The terms "Agreement" and "Option" as used herein include any Stock Option Agreements and related Options for which this Agreement (and the Option granted hereby) may be exchanged. Upon receipt by Issuer of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Agreement, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Agreement if mutilated, Issuer will execute and deliver a new Agreement of like tenor and date. Any such new Agreement executed and delivered shall constitute an additional contractual obligation on the part of Issuer, whether or not the Agreement so lost, stolen, destroyed or mutilated shall at any time be enforceable by anyone.

     5. In addition to the adjustment in the number of shares of Common Stock that are purchasable upon exercise of the Option pursuant to Section 1 of this Agreement, in the event of any change in Common Stock by reason of stock dividends, split-ups, mergers, recapitalizations, combinations, subdivisions, conversions, exchanges of shares, distributions, or the like, the type and number, and/or the price, of shares of Common Stock purchasable upon exercise hereof shall be appropriately adjusted, and proper provision shall be made in the agreements governing such transaction so that the Holder shall receive, upon exercise of the Option (at the aggregate exercise price calculated in accordance with Section 1 of this Agreement), the number and class of shares or other securities or property that Holder would have received in respect of the Common Stock if the Option had been exercised immediately prior to such event, or the record date therefor, as applicable.

     6.(a) In the event that prior to an Exercise Termination Event, Issuer shall enter into an agreement (i) to consolidate with or merge into any person, other than Grantee or one of its Subsidiaries, and shall not be the continuing or surviving corporation of such consolidation or merger, (ii) to permit any person, other than Grantee or one of its Subsidiaries, to merge into Issuer and Issuer shall be the continuing or surviving corporation, but, in connection with such merger, the then outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other person or cash or any other property or the then outstanding shares of Common Stock shall after such merger represent less than 50% of the outstanding shares and share equivalents of the merged company, or (iii) to sell or otherwise transfer all or substantially all of its assets to any person, other than Grantee or one of its Subsidiaries, then, and in each such case, the agreement governing such transaction shall make proper provision so that the Option shall, upon the consummation of any such transaction and upon the terms and conditions set forth herein, be converted into, or exchanged for, an option (the "Substitute Option"), at the election of the Holder, of either (x) the Acquiring Corporation (as hereinafter defined) or (y) any person that controls the Acquiring Corporation.

     (b)  The following terms have the meanings indicated:

          (1) "Acquiring Corporation" shall mean (i) the continuing or surviving corporation of a consolidation or merger with Issuer (if other than Issuer), (ii) Issuer in a merger in which Issuer is the continuing or surviving person, and (iii) the transferee of all or substantially all of Issuer's assets.

          (2) "Substitute Common Stock" shall mean the shares of capital stock (or similar equity interest) with the greatest voting power with respect of the election of directors (or other persons similarly responsible for direction of the business and affairs) of the issuer of the Substitute Option.

          (3) "Assigned Value" shall mean the highest of (i) the price per share of Common Stock at which a tender offer or exchange offer therefor has been made, (ii) the price per share of Common Stock to be paid by any third party pursuant to an agreement with Issuer, or (iii) in the event of a sale of all or substantially all of Issuer's assets, the sum of the price paid in such sale for such assets and the current market value of the remaining assets of Issuer as determined by a nationally recognized investment banking firm selected by the Holder, divided by the number of shares of Common Stock of Issuer outstanding at the time of such sale. In determining the market/offer price, the value of consideration other than cash shall be determined by a nationally recognized investment banking firm selected by the Holder .

          (4) "Average Price" shall mean the average closing price of a share of the Substitute Common Stock for the six months immediately preceding the consolidation, merger or sale in question, but in no event higher than the closing price of the shares of Substitute Common Stock on the day preceding such consolidation, merger or sale; provided that if Issuer is the issuer of the Substitute Option, the Average Price shall be computed with respect to a share of Common Stock issued by the person merging into Issuer or by any company which controls or is controlled by such person, as the Holder may elect.

     (c) The Substitute Option shall have the same terms and conditions as the Option, provided, that if any term or condition of the Substitute Option cannot, for legal reasons, be the same as the Option, such term or condition shall be as similar as possible and in no event less advantageous to the Holder. The issuer of the Substitute Option shall also enter into an agreement with the then Holder or Holders of the Substitute Option in substantially the same form as this Agreement, which shall be applicable to the Substitute Option.

     (d) The Substitute Option shall be exercisable for such number of shares of Substitute Common Stock as is equal to (i) the product of (A) the Assigned Value and (B) the number of shares of Common Stock for which the Option is then exercisable, divided by (ii) the Average

Price. The exercise price of the Substitute Option per share of Substitute Common Stock shall then be equal to the Option Price multiplied by a fraction the numerator of which shall be the number of shares of Common Stock for which the Option is then exercisable and the denominator of which shall be the number of shares of Substitute Common Stock for which the Substitute Option is exercisable.

     (e) In no event, pursuant to any of the foregoing paragraphs, shall the Substitute Option be exercisable for more than 19.9% of the shares of Substitute Common Stock outstanding prior to exercise of the Substitute Option.

     (f)  Issuer shall not enter into any transaction described in subsection
(a) of this Section 6 unless the Acquiring Corporation and any person that controls the Acquiring Corporation assume in writing all the obligations of Issuer hereunder.

     7. The 180-day period for exercise of certain rights under Section 2 shall be extended: (i) to the extent necessary to obtain all regulatory approvals for the exercise of such rights, and for the expiration of all statutory waiting periods; and (ii) to the extent necessary to avoid liability under Section 16(b) of the 1934 Act by reason of such exercise.

     8. Repurchase at the Option of Holder. (a) At the request of Holder at any time commencing upon the first occurrence of a Repurchase Event (as defined in Section 8(d)) and ending nine months immediately thereafter, Issuer shall repurchase from Holder (i) the Option and (ii) all shares of Issuer Common Stock purchased by Holder pursuant hereto with respect to which Holder then has beneficial ownership. The date on which Holder exercises its rights under this
Section 8 is referred to as the "Request Date". Such repurchase shall be at an aggregate price (the "Section 8 Repurchase Consideration") equal to the sum of:

          (i) the aggregate Option Price paid by Holder for any shares of Issuer Common Stock acquired pursuant to the Option with respect to which Holder then has beneficial ownership;

          (ii) the excess, if any, of (x) the Applicable Price (as defined below) for each share of Common Stock over (y) the Option Price (subject to adjustment pursuant to Sections 1 and 5), multiplied by the number of shares of Common Stock with respect to which the Option has not been exercised; and

          (iii) the excess, if any, of the Applicable Price over the Option Price (subject to adjustment pursuant to Sections 1 and 5) paid (or, in the case of Option Shares with respect to which the Option has been exercised but the Closing Date has not occurred, payable) by Holder for each share of Common Stock with respect to which the Option has been exercised and with respect to which Holder then has beneficial ownership, multiplied by the number of such shares.

          (b) If Holder exercises its rights under this Section 8, Issuer shall, within 10 business days after the Request Date, pay the Section 8 Repurchase Consideration to Holder in immediately available funds, and contemporaneously with such payment, Holder shall surrender to Issuer the Option and the certificates evidencing the shares of Common Stock purchased thereunder with respect to which Holder then has beneficial ownership, and Holder shall warrant that it has sole record and beneficial ownership of such shares and that the same are then free and clear of all liens. Notwithstanding the foregoing, to the extent that prior notification to or approval of any federal or state regulatory authority is required in connection with the payment of all or any portion of the Section 8 Repurchase Consideration, Holder shall have the ongoing option to revoke its request for repurchase pursuant to Section 8, in whole or in part, or to require that Issuer deliver from time to time that portion of the Section 8 Repurchase Consideration that it is not then so prohibited from paying and promptly file the required notice or application for approval and expeditiously process the same (and each party shall cooperate with the other in the filing of any such notice or application and the obtaining of any such approval). If any federal or state regulatory authority disapproves of any part of Issuer's proposed repurchase pursuant to this Section 8, Issuer shall promptly give notice of such fact to Holder. If any federal or state regulatory authority prohibits the repurchase in part but not in whole, then Holder shall have the right (i) to revoke the repurchase request or (ii) to the extent permitted by such regulatory authority, determine whether the repurchase should apply to the Option and/or Option Shares and to what extent to each, and Holder shall thereupon have the right to exercise the Option as to the number of Option Shares for which the Option was exercisable at the Request Date less the sum of the number of shares covered by the Option in respect of which payment has been made pursuant to
Section 8(a)(ii) and the number of shares covered by the portion of the Option (if any) that has been repurchased. Holder shall notify Issuer of its determination under the preceding sentence within five (5) business days of receipt of notice of disapproval of the repurchase.

     Notwithstanding anything herein to the contrary, all of Holder's rights under this Section 8 shall terminate on the date of termination of this Option pursuant to Section 2(a).

          (c) For purposes of this Agreement, the "Applicable Price" means the highest of (i) the highest price per share of Common Stock paid for any such share by the person or groups described in Section 8(d)(i), (ii) the price per share of Common Stock received by holders of Common Stock in connection with any merger or other business combination transaction described in Section 6(a)(i), 6(a)(ii) or 6(a)(iii), or (iii) the highest closing bid price per share of Issuer Common Stock quoted on the Nasdaq System (or if Issuer Common Stock is not quoted on the Nasdaq System, the highest bid price per share as quoted on the principal trading market or securities exchange on which such shares are traded as reported by a recognized source chosen by Holder) during the 40 business days preceding the Request Date; provided, however, that in the event of a sale of less than all of Issuer's assets, the Applicable Price shall be the sum of the price paid in such sale for such assets and the current market value of the remaining assets of Issuer as determined by a nationally recognized investment banking firm selected by Holder, divided by the number of shares of Common Stock outstanding at the time of such sale. If the consideration to be offered, paid or received pursuant to either of the foregoing clauses (i) or
(ii)
shall be other than in cash, the value of such consideration shall be determined in good faith by an independent nationally recognized investment banking firm selected by Holder and reasonably acceptable to Issuer, which determination shall be conclusive for all purposes of this Agreement.

          (d) As used herein, "Repurchase Event" shall occur if, prior to an Exercise Termination Event, (i) any person (other than Grantee or any subsidiary of Grantee) shall have acquired beneficial ownership of (as such term is defined in Rule 13d_3 promulgated under the Exchange Act), or the right to acquire beneficial ownership of, or any "group" (as such term is defined under the Exchange Act) shall have been formed which beneficially owns or has the right to acquire beneficial ownership of, 25% or more of the then outstanding shares of Issuer Common Stock, or (ii) any of the transactions described in Section 6(a)(i), 6(a)(ii) or 6(a)(iii) shall be consummated.

     9.   Issuer hereby represents and warrants to Grantee as follows:

     (a) Issuer has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Issuer and no other corporate proceedings on the part of Issuer are necessary to authorize this Agreement or to consummate the transactions so contemplated. This Agreement has been duly and validly executed and delivered by Issuer. This Agreement is the valid and legally binding obligation of Issuer.

     (b) Issuer has taken all necessary corporate action to authorize and reserve and to permit it to issue, and at all times from the date hereof through the termination of this Agreement in accordance with its terms will have reserved for issuance upon the exercise of the Option, that number of shares of Common Stock equal to the maximum number of shares of Common Stock at any time and from time to time issuable hereunder, and all such shares, upon issuance pursuant hereto, will be duly authorized, validly issued, fully paid, nonassessable, and will be delivered free and clear of all claims, liens, encumbrance and security interests and not subject to any preemptive rights.

     (c) Issuer has taken all necessary action to exempt this Agreement, and the transactions contemplated hereby and thereby from, and this Agreement and the transactions contemplated hereby and thereby are exempt from, (i) any applicable state takeover laws, (ii) any state laws limiting or restricting the voting rights of stockholders and (iii) any provision in its or any of its subsidiaries' articles of incorporation, certificate of incorporation, charter or bylaws restricting or limiting stock ownership or the voting rights of stockholders.

     (d) The execution, delivery and performance of this Agreement does not or will not, and the consummation by Issuer of any of the transactions contemplated hereby will not, constitute or result in (i) a breach or violation of, or a default under, its certificate of incorporation or bylaws, or the comparable governing instruments of any of its subsidiaries, or

(ii) a breach or violation of, or a default under, any agreement, lease, contract, note, mortgage, indenture, arrangement or other obligation of it or any of its subsidiaries (with or without the giving of notice, the lapse of time or both) or under any law, rule, ordinance or regulation or judgment, decree, order, award or governmental or nongovernmental permit or license to which it or any of its subsidiaries is subject, that would, in any case referred to in this clause (ii), give any other person the ability to prevent or enjoin Issuer's performance under this Agreement in any material respect.

     (e) To the extent that Section 912 of the NYBCL applies to Grantee as a result of this Agreement (i.e., the shares of Common Stock subject to this Agreement are deemed beneficially owned by Niagara Bancorp) and shares of Common Stock that otherwise are owned by Niagara Bancorp, the board of directors of Issuer has approved Grantee as an interested stockholder (as defined in Section
912) prior to the date of execution of this Agreement (i.e., prior to the "stock acquisition date" as that term is defined in Section 912).

     10.  Grantee hereby represents and warrants to Issuer that:

     (a) Grantee has full corporate power and authority to enter into this Agreement and, subject to any approvals or consents referred to herein, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Grantee. This Agreement has been duly executed and delivered by Grantee.

     (b) This Option is not being acquired with a view to the public distribution thereof and neither this Option nor any Option Shares will be transferred or otherwise disposed of except in a transaction registered or exempt from registration under applicable federal and state securities laws and regulations.

     11. Neither of the parties hereto may assign any of its rights or obligations under this Option Agreement or the Option created hereunder to any other person, without the express written consent of the other party, except (i) to any wholly-owned Subsidiary or (ii) that in the event a Subsequent Triggering Event shall have occurred prior to an Exercise Termination Event, Grantee, subject to the express provisions hereof, may assign in whole or in part its rights and obligations hereunder to one or more transferees.

     12. Each of Grantee and Issuer will use its best efforts to make all filings with, and to obtain consents of all third parties and governmental authorities necessary to the consummation of the transactions contemplated by this Agreement.

     13. Notwithstanding anything to the contrary herein, in the event that the Holder or any Related Person thereof is a person making an offer or proposal to engage in an Acquisition Transaction (other than the transactions contemplated by the Merger Agreement), then in the case of a Holder or any Related Person thereof, the Option held by it shall immediately terminate and be of no further force or effect. A Related Person of a Holder means any Affiliate (as defined in Rule 12b-2 of the rules and regulations under the 1934 Act) of the Holder and any person that is the beneficial owner of 20% or more of the voting power of the Holder.

     14. The parties hereto acknowledge that damages would be an inadequate remedy for a breach of this Agreement by either party hereto and that the obligations of the parties hereto shall be enforceable by either party hereto through injunctive or other equitable relief.

     15. If any term, provision, covenant or restriction contained in this Agreement is held by a court or a federal or state regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that the Holder is not permitted to acquire the full number of shares of Common Stock provided in Section 1(a) hereof (as adjusted pursuant to Section 1(b) or Section 5 hereof), it is the express intention of Issuer to allow the Holder to acquire such lesser number of shares as may be permissible, without any amendment or modification hereof.

     16. All notices, requests, claims, demands and other communications hereunder shall be deemed to have been duly given when delivered in person, by cable, telegram, telecopy or telex, or by registered or certified mail (postage prepaid, return receipt requested) at the respective addresses of the parties set forth in the Merger Agreement.

     17. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

     18. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

     19. Except as otherwise expressly provided herein, each of the parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel.

     20. Except as otherwise expressly provided herein, or in the Merger Agreement, this Agreement contains the entire agreement between the parties with respect to the transactions contemplated hereunder and supersedes all prior arrangements or understandings with respect thereof, written or oral. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and, as permitted herein, assignees, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

     21. Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned thereto in the Merger Agreement.




     IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its officers, all as of the date first above written.



                                    IROQUOIS BANCORP, INC.



                                    By: /s/ Richard D. Callahan
                                       --------------------------------------
                                       Richard D. Callahan
                                       President and Chief Executive Officer




                                    NIAGARA BANCORP, INC.




                                    By:  /s/ William E. Swan
                                         --------------------------------------
                                         William E. Swan
                                         President and Chief Executive
                                         Officer

                                                                        ANNEX IV

                          March 26, 2000

Niagara Bancorp, Inc.
6950 South Transit Road
P.O. Box 514
Lockport, New York 14095-0514

Ladies and Gentlemen:

     Niagara Bancorp, Inc. ("Niagara Bancorp"), First Niagara Bancorp Corp ("Merger Corp"), and Iroquois Bancorp, Inc. ("IROQ") have entered into an Agreement and Plan of Merger dated as of March 26, 2000 (the "Merger Agreement"), pursuant to which, subject to the terms and conditions set forth therein, (a) IROQ will merge with and into Merger Corp with IROQ surviving the merger, to be followed by the merger of IROQ with and into Niagara Bancorp, with Niagara Bancorp surviving the merger (collectively referred to as the "Merger"); and (b) shareholders of IROQ will receive $33.25 in cash in exchange for each share of common stock of IROQ outstanding on the closing date.

     Niagara Bancorp has requested, as a condition to its execution and delivery to IROQ of the Merger Agreement, that the undersigned, being directors and executive officers of IROQ, execute and deliver to Niagara Bancorp this Letter Agreement.

     Each of the undersigned, in order to induce Niagara Bancorp to execute and deliver to IROQ the Merger Agreement, and intending to be legally bound, hereby irrevocably:

     (a) Agrees to be present (in person or by proxy) at all meetings of shareholders of IROQ called to vote for approval of the Merger so that all shares of common stock of IROQ over which the undersigned or a member of the undersigned's immediate family now has sole or shared voting power will be counted for the purpose of determining the presence of a quorum at such meetings and to vote, or cause to be voted, all such shares (i) in favor of approval and adoption of the Merger Agreement and the transactions contemplated thereby (including any amendments or modifications of the terms thereof approved by the Board of Directors of IROQ), and (ii) against approval or adoption of any other merger, business combination, recapitalization, partial liquidation or similar transaction involving IROQ, it being understood that as to immediate family members, the undersigned will use his/her reasonable efforts to cause the shares to be present and voted in accordance with (i) and (ii) above;

     (b) Agrees not to vote or execute any written consent to rescind or amend in any manner any prior vote or written consent, as a shareholder of IROQ, to approve or adopt the Merger Agreement;

     (c) Agrees not to sell, transfer or otherwise dispose of any common stock of IROQ on or prior to the date of the meeting of IROQ shareholders to vote on the Merger Agreement, except for transfers to charities, charitable trusts, or other charitable organizations under Section 501(c)(3) of the IRC, lineal descendant or a spouse of the undersigned, or to a trust or other entity for the benefit of one or more of the foregoing persons, providing that the transferee agrees in writing to be bound by the terms of this letter agreement; and

     (d) Represents that the undersigned has the capacity to enter into this Letter Agreement and that it is a valid and binding obligation enforceable against the undersigned in accordance with its terms, subject to bankruptcy, insolvency and other laws affecting creditors' rights and general equitable principles.

     The obligations set forth herein shall terminate concurrently with any termination of the Merger Agreement.

                          ____________________________


     This Letter Agreement may be executed in two or more counterparts, each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same Letter Agreement.

                          ____________________________

     The undersigned intend to be legally bound hereby.


                              Sincerely,

                              /s/
                              ______________________________________
                              Name
                                  Director/Executive Officer
                              ______________________________________
                              Title

REVOCABLE
 PROXY                      IROQUOIS BANCORP, INC.
                                 COMMON STOCK

               SPECIAL MEETING OF SHAREHOLDERS ____________,2000

          The undersigned holder of common stock of Iroquois Bancorp, Inc. hereby appoints Marianne R. O'Connor and Robert B. Bantle and each of them his/her attorneys, agents and proxies to represent the undersigned and to vote and act upon the shares of common stock standing in the name of the undersigned which he/she would be entitled to vote if personally present, as specified below, at the Special Meeting of Shareholders to be held on ________________, 2000 at 11:00 a.m. or any adjournments or postponements thereof, with full power of substitution and revocation.

                                    BALLOT

1. APPROVAL OF THE AGREEMENT AND PLAN OF MERGER, DATED AS OF MARCH 26, 2000, BY AND AMONG FIRST NIAGARA FINANCIAL, INC., FIRST NIAGARA MERGER CORP, AND IROQUOIS BANCORP, INC.

                 [ ]  FOR      [ ]  AGAINST      [ ]  ABSTAIN

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE AGREEMENT AND PLAN OF MERGER. PLEASE SIGN, DATE AND RETURN THIS PROXY.

      ------------------------------------------------------------------

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. At the present time, the Board of Directors knows of no other business to be presented at the Special Meeting.

                     (Signature on reverse side required)

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE OTHER SIDE OF THIS CARD. IF NO DIRECTION IS MADE, IT WILL BE VOTED FOR PROPOSAL 1.

                              Date: ___________________________________

                              Signed __________________________________
                              (Name of shareholder should be signed exactly as it appears to the left) Please mark, sign, date and return this proxy card promptly in the enclosed postpaid envelope. This will save your Company the cost of a follow-up solicitation.